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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Braun Consulting, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.001 per share, of Braun Consulting, Inc.
	(2)	Aggregate number of securities to which transaction applies: 17,226,886 shares of Braun Consulting, Inc. common stock and options to purchase 2,261,410 shares of Braun Consulting, Inc. common stock.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The amount on which the filing fee of $5,777.85 was calculated was determined pursuant to Section 14(g) of the Exchange Act. The filing fee is calculated as $126.70 per $1,000,000 of merger consideration, based on (i) $2.34, the negotiated per share consideration for Braun Consulting, Inc. common stock, multiplied by (ii) 19,488,296, the number of shares of Braun Consulting, Inc. common stock issued and outstanding as of the date hereof (assuming the exercise of 2,261,410 outstanding options).

	(4)	Proposed maximum aggregate value of transaction: $45,602,612.64
	(5)	Total fee paid: $5,777.85
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Braun Consulting, Inc.
SPECIAL MEETING OF STOCKHOLDERS
PROPOSED MERGER WITH FAIR ISAAC CORPORATION

YOUR VOTE IS IMPORTANT

To our Stockholders:

        You are cordially invited to attend a special meeting of stockholders of Braun Consulting, Inc. (the "Company") to be held at the Conference Center, 20 West Kinzie Street, Floor 11, Chicago, Illinois 60610, at 8:30 a.m., Central time, on    •    , 2004. At the special meeting, you will be asked to consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger by and among the Company, Fair Isaac Corporation ("Fair Isaac") and HSR Acquisition, Inc., a wholly owned subsidiary of Fair Isaac, and the merger of HSR Acquisition, Inc. with and into the Company. If we complete the merger, you will be entitled to receive $2.34 in cash, without interest, for each share of Company common stock that you own.

        After careful consideration, our board of directors (with one director not present at the meeting) has determined that the merger and the terms and conditions of the Agreement and Plan of Merger are advisable, fair to, and in the best interests of, the Company and its stockholders. Accordingly, the board of directors (with one director absent) has unanimously approved and adopted the Agreement and Plan of Merger and approved the merger and recommends that you vote "FOR" approval and adoption of the Agreement and Plan of Merger and approval of the merger.

        Your vote is important. We cannot complete the merger unless holders of a majority of all of the outstanding shares of our common stock approve and adopt the Agreement and Plan of Merger and approve the merger. Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing to us the enclosed proxy card to ensure that your shares will be represented at the special meeting.

        In the material accompanying this letter, you will find a Notice of Special Meeting, a proxy statement that provides you with more detailed information regarding the proposed merger and a proxy card. We encourage you to read the entire document, including the exhibits, carefully.

        On behalf of the board of directors, I would like to express our appreciation for your interest in and consideration of this matter. We look forward to seeing you at the special meeting and urge you to vote "FOR" the approval and adoption of the Agreement and Plan of Merger and approval of the merger.

Very truly yours,

Steven J. Braun President and CEO

Chicago, Illinois
    •    , 2004

Braun Consulting, Inc.
20 West Kinzie Street, Suite 1500
Chicago, Illinois 60610

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held    •    , 2004

To the Stockholders of Braun Consulting, Inc.:

        Notice is hereby given that a special meeting of stockholders (the "Special Meeting") of Braun Consulting, Inc. (the "Company") will be held at the Conference Center, 20 West Kinzie Street, Floor 11, Chicago, Illinois 60610, at 8:30 a.m., Central time, on    •    , 2004, for the following purposes:

  1.
  To vote on a proposal to approve and adopt an Agreement and Plan of Merger dated as of September 20, 2004, among the Company, Fair Isaac Corporation ("Fair Isaac") and HSR Acquisition, Inc. ("Acquisition Sub") (the "Merger Agreement"), and to approve the merger contemplated by the Merger Agreement in which Acquisition Sub will be merged with and into the Company, as a result of which the Company will become a wholly-owned subsidiary of Fair Isaac (the "merger"). In the merger, each outstanding share of Company common stock will be converted into the right to receive $2.34 in cash, without interest.

  2.
  To transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Special Meeting of Stockholders which you are urged to read carefully. Stockholders of record at the close of business on    •    , 2004, will be entitled to notice of and to vote at the Special Meeting, or any adjournment or adjournments thereof. Stockholders of the Company are entitled to appraisal rights under Delaware General Corporation Law in connection with the merger if they meet certain conditions. See "Appraisal Rights" on pages 25-28 of the proxy statement.

        The board of directors (with one director absent) unanimously recommends that you vote "FOR" approval and adoption of the Merger Agreement and approval of the merger.

        You are cordially invited to attend the Special Meeting in person. Even if you plan to attend the Special Meeting, you are requested to mark, sign, date and mail promptly the enclosed proxy for which a return envelope is provided. Please note that if you abstain, fail to vote or fail to instruct your nominee how to vote any shares held in your name, this will have the same effect as a vote against the approval and adoption of the Merger Agreement and approval of the merger.

        You should not send any certificates representing the common stock with your proxy card. If the proposed merger is consummated, you will be sent instructions regarding the surrender of your certificates.

By order of the Board of Directors,

Gregory A. Ostendorf Secretary

This proxy statement is dated    •    , 2004, and is first being mailed to our stockholders on or about     •    , 2004.

DESCRIPTION OF THE MERGER AND THE MERGER AGREEMENT	12
THE MERGER	12
Generally	12
Merger Consideration	12
Background of the Merger	12
Reasons for the Merger	16
Recommendation of the Company's Board of Directors	17
Opinion of Robert W. Baird & Co. Incorporated—Financial Advisor to the Company	18
Interests of Certain Persons in the Merger	24
Effective Time of the Merger	25
Appraisal Rights	26
Material Federal Income Tax Consequences of the Merger	28
THE MERGER AGREEMENT	30
The Merger Consideration	30
Treatment of Stock Options	30
Representations and Warranties of the Company	30
Representations and Warranties of Fair Isaac and Acquisition Sub	31
Conditions to Consummation of the Merger	31
Waiver, Amendment and Termination	33
Conduct of Business Pending the Merger	34
No Solicitation	35
Management and Operations After the Merger	37
Accounting Treatment	37
Expenses and Fees	37
Exchange Procedures	37
BUSINESS OF THE COMPANY	38
Background	38
Business Properties	38
Competition	38
Legal Proceedings	39
Management	40
Employees	41
Transactions with Management	41
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	42
OTHER MATTERS	43
WHERE YOU CAN FIND MORE INFORMATION	43

EXHIBITS:
EXHIBIT A —	Agreement and Plan of Merger
EXHIBIT B —	Opinion of Robert W. Baird & Co. Incorporated
EXHIBIT C —	Section 262 of the Delaware General Corporation Law relating to appraisal rights
EXHIBIT D —	Voting Agreement and Irrevocable Proxy, dated as of September 20, 2004, by and between Fair Isaac and Steven J. Braun

QUESTIONS AND ANSWERS

Q:
What am I being asked to vote upon?

A:
You are being asked to approve the merger of Acquisition Sub with and into the Company pursuant to the terms of the Merger Agreement. The ultimate result of the merger will be the ownership of the Company by Fair Isaac.

Q:
What will I receive in exchange for my shares of the common stock of the Company?

A:
If the merger is completed, you will be entitled to receive $2.34 in cash, without interest, for each of your shares of common stock of the Company.

Q:
How does the Company's board of directors recommend I vote?

A:
Our board of directors (with one director not present at the meeting) unanimously recommends that you vote "FOR" approval and adoption of the Merger Agreement and approval of the merger.

Q:
What vote is required to approve the merger proposal?

A:
For us to complete the merger, stockholders of record on    •    , 2004 holding at least a majority of the shares of the common stock of the Company entitled to be voted at the special meeting must vote to approve and adopt the Merger Agreement and approve the merger. Each share of common stock is entitled to one vote per share. Please note that Steven J. Braun owns in the aggregate approximately 48% of the issued and outstanding shares of the common stock of the Company, and has entered into a Voting Agreement with Fair Isaac. Under the Voting Agreement, Mr. Braun expressly agreed to vote his shares of the common stock of the Company in favor of the merger. Because Mr. Braun owns approximately 48% of the issued and outstanding shares of the common stock of the Company, the existence of the Voting Agreement virtually ensures approval of the merger.

Q:
What should I do now?

A:
After you have read the proxy statement, indicate on your proxy card how you want to vote, and sign and mail it in the enclosed envelope as soon as possible, so that your shares of the common stock of the Company will be represented at the special meeting. Returning your proxy card does not preclude you from voting in person if you attend the special meeting.

If you sign, date and mail in your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the proposal to approve and adopt the Merger Agreement and approve the merger. If you fail to return your proxy card or if you fail to attend and vote at the special meeting, the effect will be a vote against the proposal to approve and adopt the Merger Agreement and approve the merger, and your shares will not be counted on any other proposals that may properly come before the special meeting.

Q:
Should I send in my stock certificates now?

A:
No. Immediately prior to or upon the effective time of the merger, Fair Isaac or its disbursing agent will mail to you a transmittal letter and written instructions for exchanging your certificates representing shares of the common stock of the Company for the merger consideration. You must wait until you receive such instructions to exchange your certificates for the merger consideration.

Q:
When do you expect the Merger to be completed?

A:
We are working toward completing the merger as quickly as possible. In addition to obtaining stockholder approval, we must satisfy all other closing conditions in the Merger Agreement. We hope to complete the merger during    •    , 2004, shortly after the special meeting.

Q-1

Q:
What if I do not vote?

A:
The failure to vote will have the same effect as voting against the merger.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
No. Your broker will vote your shares only if you follow the instructions provided by your broker on how to vote. Failure to provide the specific instructions to your broker will have the same effect as a vote against the merger.

Q:
What do I do if I want to change my vote?

A:
You may change your vote at any time before your shares are voted at the special meeting. You can do this by one of three ways: (i) send a written, dated notice to our Corporate Secretary stating that you would like to revoke your proxy; (ii) complete, date, and submit a new proxy card; or (iii) attend the meeting and vote in person.

Q:
Am I entitled to dissenters' or appraisal rights?

A:
Yes. Holders of our common stock are entitled to appraisal rights under the Delaware General Corporation Law in connection with the merger if you meet certain conditions.

Q:
Will the Merger be taxable to me?

A:
Your receipt of cash in the merger will be taxable to you and you will generally recognize a gain or loss in an amount equal to the difference between the adjusted tax basis of your shares and the amount of cash you receive in the merger as you would for any open market or other sale of your shares for cash.

Q:
Whom should I contact with questions?

A:
If you want additional copies of this document, or if you want to ask any questions about the merger, you should contact:

Gregory A. Ostendorf
Braun Consulting, Inc.
20 West Kinzie Street, Suite 1500
Chicago, Illinois 60610
312.984.7000

Q-2

SUMMARY

        This summary highlights selected information contained in this proxy statement and may not contain all of the information that is important to you. To understand the merger more fully and for a more complete description of its terms, you should carefully read this entire proxy statement and the documents we refer to in this document, including all of the exhibits attached hereto. We have included page references in this summary to direct you to other places in this proxy statement where you can find a more complete description of the topics we have summarized. We encourage you to read the Agreement and Plan of Merger ("Merger Agreement") attached as Exhibit A hereto as it is the legal document that governs the merger. You may obtain additional information by following the instructions in the section entitled "Where You Can Find More Information" (see page 43).

The Parties to the Merger

  BRAUN CONSULTING, INC.
  20 WEST KINZIE STREET, SUITE 1500
  CHICAGO, ILLINOIS 60610
  312.984.7000

        Braun Consulting, Inc. (the "Company") is a professional services firm delivering customer-focused business solutions to Fortune 1000 and middle market companies. The Company combines cutting-edge business intelligence and CRM/eCRM technologies with business strategy to help clients optimize customer value. Founded in 1993, the Company is based in Chicago and has five offices throughout the U.S. The Company maintains strategic alliances with top developers of enterprise applications, including BEA Systems, Microsoft, Oracle, Unica, Siebel, Business Objects, Documentum, and others. Additional information about the Company is available at www.braunconsult.com.

  FAIR ISAAC CORPORATION
  901 MARQUETTE AVENUE
  SUITE 3200
  MINNEAPOLIS, MINNESOTA 55402
  612.758.5200

        Fair Isaac Corporation ("Fair Isaac") is the preeminent provider of creative analytics that unlock value for people, businesses and industries. Fair Isaac's predictive modeling, decision analysis, intelligence management, decision management systems and consulting services power billions of mission-critical customer decisions a year. Founded in 1956, Fair Isaac helps thousands of companies in over 60 countries acquire customers more efficiently, increase customer value, reduce fraud and credit losses, lower operating expenses and enter new markets more profitably. Most leading banks and credit card issuers rely on Fair Isaac solutions, as do insurers, retailers, telecommunications providers, healthcare organizations, and government agencies. Through the www.myfico.com Web site, consumers use the company's FICO® scores, the standard measure of credit risk, to manage their financial health. For more information, visit www.fairisaac.com.

  HSR ACQUISITION, INC.
  901 MARQUETTE AVENUE
  SUITE 3200
  MINNEAPOLIS, MINNESOTA 55402
  612.758.5200

        HSR Acquisition, Inc. (the "Acquisition Sub") is a Delaware corporation and a wholly-owned subsidiary of Fair Isaac. The Acquisition Sub was organized solely for the purpose of entering into the Merger Agreement with the Company and completing the merger and has not conducted any business operations.

The Merger (See page 12)

        Pursuant to the Merger Agreement, if the merger is approved by our stockholders and the closing occurs, Acquisition Sub will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Fair Isaac.

What You Will Receive at the Effective Time of the Merger (See pages 12 and 30)

        If the merger is consummated, you will be entitled to receive $2.34 in cash, without interest, for each of your shares of common stock of the Company.

Treatment of Stock Options (See page 30)

        Upon completion of the merger, each option to purchase Company common stock that was granted under any employee or director stock option or compensatory plan or other arrangement with the Company, whether or not exercisable at the time of completion of the merger, will be assumed by Fair Isaac, and will be converted into an option to acquire 0.0836 shares (rounded down to the nearest whole number) of Fair Isaac common stock. Upon completion of the merger, the exercise price of each option will be equal to the quotient determined by dividing the exercise price at which the option was exercisable immediately prior to the completion of the merger by 0.0836. Fair Isaac will also assume all of the Company's option plans upon completion of the merger.

Market Price of Company Common Stock

        Our common stock is listed on The Nasdaq National Market under the symbol "BRNC". On September 20, 2004, the last full trading day prior to the public announcement of the proposed merger, our common stock closed at $1.28. On    •    , 2004, the last full trading day prior to the date of this proxy statement, our common stock closed at $    •    .

Our Reasons for the Merger (See pages 16-17)

        Our board of directors (with one director not present at the meeting) approved the merger based on a number of factors, including, but not limited to, the following:

          (i)  the cash consideration to be received by the Company's stockholders, including the substantial premium provided for in the Merger Agreement relative to the recent trading prices of the Company's common stock;

         (ii)  the business and financial prospects of the Company as an independent company, and the risks and benefits inherent in remaining independent;

        (iii)  the inquiries and indications of interest received by Robert W. Baird & Co. Incorporated ("Baird"), the Company's financial advisor, from potential acquirors of the Company, after the Company publicly announced on July 12, 2004 that it had retained Baird to evaluate its strategic alternatives;

        (iv)  information with respect to the financial condition, results of operations and business of the Company, on both a historical and prospective basis;

         (v)  concerns regarding the Company's size relative to its competitors and the advantages its competitors currently enjoy because of their significantly greater financial, human and other resources;

        (vi)  the possible alternatives to the merger that might be available to the Company and the stockholders, including the alternative of the Company remaining independent and continuing to execute its strategic plan;

       (vii)  the challenges associated with remaining a public company, including the significant burden and costs associated with the regulatory and reporting requirements applicable to public companies; and

      (viii)  the terms of the Merger Agreement, including the conditions to the Merger, the parties' representations, warranties and covenants, and the ability of the Company's board of directors to consider a Superior Proposal if required to fulfill its fiduciary duties.

Fairness Opinion of the Company's Financial Advisor (See pages 18-24)

        In connection with the merger, the Company's board of directors received a written opinion from Baird as to the fairness, from a financial point of view, to the holders of the Company's common stock (other than Fair Isaac and its affiliates) of the merger consideration to be received by the holders of the Company's common stock (other than Fair Isaac and its affiliates) in the merger. The full text of Baird's written opinion, dated September 15, 2004, which sets forth the assumptions made, general procedures followed, matters considered and limitations on the scope of review undertaken by Baird in rendering its opinion, is attached as Exhibit B to this proxy statement. Baird's opinion does not constitute a recommendation as to how you should vote with respect to the merger. You should read the opinion carefully in its entirety.

Our Recommendation to Stockholders Regarding the Merger (See page 17)

        Your board of directors (with one director not present at the meeting):

  •
  determined that the Merger Agreement and the transactions contemplated by it are advisable and fair to, and are in our and your best interest and declared the merger advisable;

  •
  approved and adopted the Merger Agreement and the transactions contemplated thereby, including the merger and the Voting Agreement; and

  •
  recommended that you vote "for" the adoption and approval of the Merger Agreement and approval of the merger.

Interests of Certain Persons in the Merger (See pages 24-25)

        When considering the recommendation by our board of directors in favor of the merger, you should be aware that members of our board of directors and our executive officers have interests in the merger that are different from, or in addition to, your interests, including, among others:

  •
  existing indemnification arrangements and insurance for our current and former directors and officers will be continued if the merger is completed;

  •
  certain of our executive officers will receive severance payments and continuation of certain health benefits for 24 months in the event their employment is terminated after the closing of the merger;

  •
  as a condition to closing the merger, Steven J. Braun shall have entered into an employment agreement with Fair Isaac whereby Mr. Braun is eligible to receive performance bonuses, stock options and restricted stock of Fair Isaac and pursuant to which $3,250,000 of the merger consideration payable to Mr. Braun will be held back subject to the satisfaction of certain future revenue objectives; and

  •
  certain of our directors and executive officers hold options to purchase common stock which will be treated the same as all options held by other persons.

Special Meeting of the Company's Stockholders (See page 10)

        The special meeting will be held on    •    , 2004 at the Conference Center, 20 West Kinzie Street, Floor 11, Chicago, Illinois 60610 at    •     a.m., Central time. At the special meeting, we will ask you:

        (1)   to approve and adopt the Merger Agreement and approve the merger of Acquisition Sub with and into the Company; and

        (2)   to act on any other matters that may properly be put to a vote at the special meeting, or any adjournments or postponements thereof.

        In order for the special meeting to be held, a quorum must be present. A quorum is established when a majority of the shares of the common stock of the Company are represented at the special meeting either in person or by proxy.

Voting Rights at the Special Meeting (See pages 10-11)

        You are entitled to vote at the special meeting if you owned shares of the common stock of the Company as of the close of business on     •    , the record date fixed by the board of directors of the Company. On the record date, 17,226,886 shares of the common stock of the Company were outstanding and held of record by the Company's stockholders. You will be entitled to one vote for each share of the common stock of the Company that you owned on the record date. You may vote either by attending the special meeting and voting your shares or by completing the enclosed proxy card and mailing it to us in the enclosed envelope. If you owned shares of the common stock of the Company on the record date, you are entitled to appraisal rights pursuant to Section 262 of the Delaware General Corporation Law if you meet certain conditions. See "Appraisal Rights."

        We are seeking your proxy to use at the special meeting. We have prepared this proxy statement to assist you in deciding how to vote and whether or not to grant your proxy to us. Regardless of whether or not you currently plan to attend the special meeting, please indicate on your proxy card how you want to vote. Then sign, date and mail it to us as soon as possible so that your shares will be represented at the special meeting. If you sign, date and mail in your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the proposal to approve and adopt the Merger Agreement and approve the merger. If you fail to return your proxy card or if you fail to attend and vote at the special meeting, the effect will be a vote against the proposal to approve and adopt the Merger Agreement and approve the merger, and your shares will not be counted on any other proposals that may properly come before the special meeting.

        A stockholder of the Company who has given a proxy solicited by the board of directors of the Company may revoke it at any time prior to its exercise at the special meeting by (1) giving written notice of revocation to the Secretary of the Company, (2) properly submitting to the Company a duly executed proxy bearing a later date, or (3) attending the special meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be sent to Braun Consulting, Inc., 20 West Kinzie Street, Suite 1500, Chicago, Illinois 60610, Attention: Corporate Secretary.

Stockholder Vote Required (See page 10)

        A quorum must be present at the special meeting to approve any of the proposals presented. Approval of the merger requires the affirmative vote of a majority of the shares of the common stock of the Company entitled to vote at the special meeting. See "Stockholder Voting Agreement."

        You are entitled to one vote for each share of the common stock of the Company held of record at the close of business on    •    , the record date fixed by the board of directors of the Company.

Stockholder Voting Agreement (See page 11)

        Steven J. Braun owns in the aggregate approximately 48% of the issued and outstanding shares of the common stock of the Company, and has entered into a Voting Agreement with Fair Isaac, which is attached to this proxy statement as Exhibit D. Under the Voting Agreement, Mr. Braun expressly agreed to vote his shares of the common stock of the Company in favor of the merger. Because Mr. Braun owns approximately 48% of the issued and outstanding shares of the common stock of the Company, the existence of the Voting Agreement virtually ensures approval of the merger.

Effective Time of the Merger (See page 25)

        The merger and the other transactions contemplated by the Merger Agreement will become final as soon as practicable. If all conditions to the completion of the merger are satisfied, we currently anticipate that the merger will be completed prior to    •    , 2004. The board of directors of Fair Isaac or the Company can terminate the agreement if the merger is not consummated by January 31, 2005, unless it is not consummated because of the breach of the Merger Agreement by the party seeking termination. Although we expect the merger to be completed as planned, the Company cannot assure you that all conditions to consummation of the merger can or will be satisfied.

Exchange of Stock Certificates for the Merger Consideration (See page 37)

        Immediately prior to or upon the effective time of the merger, Fair Isaac or its disbursing agent will mail to you a letter of transmittal and instructions on how to surrender your stock certificates in exchange for the merger consideration. You must wait until you receive such instructions to exchange your certificates for the merger consideration. You will need to carefully review and complete such materials and return them as instructed along with your stock certificates representing shares of the common stock of the Company. Please do not send any stock certificates until you receive these instructions.

        Do not send in your stock certificates until you receive a letter of transmittal and instructions for surrendering your stock certificates.

Limitations on Considering other Acquisition Proposals (See pages 35-36)

        We have agreed that neither we nor any of our officers, directors, employees, financial advisors, representatives, agents subsidiaries or affiliates will encourage, solicit or consider any acquisition proposal with another party while the Merger Agreement is pending. However, at any time prior to obtaining stockholder approval, we may consider an acquisition proposal with another party if the other party has made an unsolicited, bona fide written offer to our board of directors that our board of directors has determined in good faith is reasonably likely to result in the purchase of a majority of our outstanding shares of capital stock or all or substantially all of our assets on terms more favorable to our stockholders from a financial point of view than the terms of the merger and, if accepted, is reasonably likely to be consummated.

Conditions of Merger Agreement (See pages 31-33)

        The merger will be consummated only if certain conditions, including, but not limited to the following, are met or waived, if waivable:

        (1)   the Merger Agreement and the transactions contemplated thereby shall have been approved by the stockholders of the Company;

        (2)   the representations and warranties of the Company and Fair Isaac and Acquisition Sub set forth in the Merger Agreement must have been true and correct in all material respects as of the date of the Merger Agreement and shall be true and correct in all material respects as of the effective time of the merger with the same force and effect as if such representations and warranties were made immediately prior to such effective time;

        (3)   the Company, Fair Isaac and Acquisition Sub shall have performed and complied in all material respects with all agreements and obligations required to be performed or complied with by them under the Merger Agreement prior to or at the effective time of the merger;

        (4)   there shall not have been, since the date of the Merger Agreement, an event, development or condition that has had or is reasonably likely to have, individually or in the aggregate, a material adverse effect;

        (5)   no governmental entity shall have enacted or issued any law, regulation or injunction preventing the merger;

        (6)   the holders of not more than 7.5% of the issued and outstanding common stock of the Company shall have taken action entitling them to appraisal rights;

        (7)   Steven J. Braun shall have entered into an employment agreement with Fair Isaac and each of certain specified individuals listed shall be a full-time employee of the Company and shall not have given notice of an intention to resign such full-time employment;

        (8)   Pro forma consulting revenue, excluding expense reimbursements, of the Company and its subsidiaries, taken as a whole, for the three month period ending on the last day of the month immediately preceding the completion of the merger, as measured in accordance with pro forma percentage of completion consistently applied by the Company, will be equal to not less than ninety percent (90%) of the Company's consulting revenue, excluding expense reimbursements, taken as a whole, for the three month period ending on September 30, 2004; and

        (9)   the balance of the Company's working capital (current assets less current liabilities), excluding the effect of transaction and severance costs of the merger to the extent they would otherwise be included in such calculation, shall be at the close of business on the last day of the calendar month immediately preceding the completion of the merger, not less than $16,500,000 if such last day of the month shall be on September 30, 2004; $16,250,000 if such last day of the month shall be on October 31, 2004; $16,000,000 if such last day of the month shall be on November 30, 2004; or $15,750,000 is such last day shall be on December 31, 2004 or on the last day of any calendar month thereafter.

        In addition to these conditions, the Merger Agreement, attached to this proxy statement as Exhibit A, describes other conditions that must be met before the merger may be consummated.

Termination of the Merger Agreement (See page 33)

        The Merger Agreement may be terminated as follows:

        (1)   by mutual written consent of Fair Isaac and the Company;

        (2)   by Fair Isaac or the Company if (i) the merger has not been consummated on or before January 31, 2005, so long as the party seeking to terminate did not prevent the consummation of the merger by failing to perform any of its obligations under the Merger Agreement; (ii) the stockholders of the Company fail to approve the Merger Agreement and the merger; or (iii) the other parties' conditions to completing the merger become impossible to fulfill other than for reasons totally within the control of the terminating party;

        (3)   by the Company, before stockholder approval, concurrently with the recommendation or approval by the board of directors of a superior proposal; or

        (4)   by Fair Isaac if (i) the Company violates the no shopping provisions of the Merger Agreement; (ii) the Company fails to call or hold this special meeting, to solicit proxies in favor or approval of the Merger Agreement and the merger or to conduct the vote to approve the same; (iii) the board of directors fails to recommend approval of the Merger Agreement or the merger to the Company's stockholders, or withdraws, qualifies or modifies (in a manner adverse to Fair Isaac) such recommendation or its approval of the Merger Agreement or the merger once given; (iv) the board of directors or any committee thereof accepts, recommends or approves, or makes a determination to accept, recommend or approve, an acquisition proposal; or (v) the Company enters into any agreement for consummation of an acquisition proposal.

Expenses and Termination Fees

        The Merger Agreement provides that regardless of whether the merger is consummated, all fees and expenses incurred by the parties shall be borne by the party incurring such expenses.

        We will pay Fair Isaac a fee of $1,000,000 in the event the Merger Agreement is terminated in certain circumstances.

Material Federal Income Tax Consequences of the Merger (See pages 28-29)

        The payment of cash for shares of the common stock of the Company pursuant to the terms of the Merger Agreement will be a taxable transaction for federal income tax purposes for the Company's stockholders and may also be taxable under state, local, and foreign tax laws.

        Tax matters are very complicated and the tax consequences of the merger to you will depend on your own situation. You should consult your own tax advisors to determine the effect of the merger on you under federal, state, local, and foreign tax laws.

Accounting Treatment (See page 37)

        Fair Isaac intends to account for the merger as a purchase transaction for accounting and financial reporting purposes.

Appraisal Rights (See pages 25-28)

        If you owned shares of the common stock of the Company as of    •    , the record date fixed by the board of directors of the Company, you are entitled to rights of appraisal pursuant to Section 262 of the Delaware General Corporation Law. If you comply with the provisions of this statute, you will be entitled to receive a cash payment, determined by appraisal, for your shares, but only if you give written notice to us at or prior to the special meeting that you dissent from the merger. A vote against the merger is not sufficient to perfect your rights of appraisal.

        To the extent that you exercise appraisal rights, you will lose the right to receive the cash payment of $2.34 per share of the common stock of the Company pursuant to the Merger Agreement, and will instead receive a cash payment, as determined by appraisal, the result of which cannot be predicted, but could be more or less than the $2.34 offered in the Merger Agreement. If you wish to exercise rights of appraisal, you must follow properly and completely all requirements for the exercise of such rights as set forth in Section 262 of the Delaware General Corporation Law, a copy of which is attached to this proxy statement as Exhibit C.

MARKET PRICE AND DIVIDEND DATA

        Our common stock is included in The Nasdaq National Market under the symbol "BRNC". This table shows, for the periods indicated, the range of high and low bids of our common stock as quoted on The Nasdaq National Market.

	Company Common Stock
	High	Low
Year ended December 31, 2002
First Quarter	$5.04	$3.03
Second Quarter	5.01	3.34
Third Quarter	3.36	1.08
Fourth Quarter	1.30	0.71
Year ended December 31, 2003
First Quarter	1.15	0.81
Second Quarter	1.72	0.95
Third Quarter	2.13	1.40
Fourth Quarter	3.08	1.90
Year ended December 31, 2004
First Quarter	3.55	2.50
Second Quarter	3.20	1.52
Third Quarter (through September •, 2004)	2.29	0.95

        On September 20, 2004, the last full trading day prior to the public announcement of the proposed merger, our common stock closed at $1.28 per share. On     •    , 2004, the last full trading day prior to the date of this proxy statement, our common stock closed at $    •    .

        Our current policy is to retain earnings for use in our business. We do not anticipate paying cash dividends on our stock in the foreseeable future.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        This proxy statement contains forward-looking statements that involve substantial risks and uncertainties. You can generally identify these forward-looking statements by the use of words such as "may," "will," "expect," "anticipate," "believe," "estimate," "plan," "intend" and "continue" or other similar words or expressions. You should read statements that contain these words carefully because they discuss our current expectations about our business and the merger, contain projections of our future results of operations or of our financial condition or state other "forward-looking" information. You are cautioned that any such forward-looking statements are not guarantees of future performance and may involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual results to differ materially from any future results implied by the forward-looking statements contained herein, include, but are not limited to:

  •
  The possibility that a majority of our stockholders may not support the merger proposal;

  •
  The timing of, and legal, regulatory and other conditions associated with, the completion of the merger;

  •
  The possibility that the merger may not otherwise be completed in a timely manner or at all, which may adversely affect our business;

  •
  The possibility that the merger may adversely affect our results of operations, whether or not we complete the merger; and

  •
  The loss of key customers and strategic partners as a result of our announcement of the merger proposal.

SPECIAL MEETING OF THE STOCKHOLDERS OF
BRAUN CONSULTING, INC.

        Braun Consulting, Inc. (the "Company") is furnishing this proxy statement to holders of shares of the common stock of the Company, $.001 par value per share, in connection with the proxy solicitation by the board of directors of the Company. The board of directors of the Company will use the proxies at the special meeting of the stockholders of the Company to be held on    •    , 2004, and at any adjournments or postponements thereof.

Date, Place and Time

        The special meeting of the stockholders of the Company will be held at the Conference Center, 20 West Kinzie Street, Floor 11, Chicago, Illinois 60610, at 8:30 a.m., Central time, on    •    , 2004.

Purpose of the Special Meeting

        At the special meeting, holders of shares of the common stock of the Company will be asked to (1) vote on a proposal to approve and adopt the Merger Agreement, attached to this proxy statement as Exhibit A, and to approve the merger contemplated by the Merger Agreement in which Acquisition Sub will be merged with and into the Company, and (2) act on any other matters that may properly be put to a vote at the special meeting, or any adjournments or postponements thereof.

Record Date, Stock Entitled to Vote and Required Vote

        The board of directors of the Company has fixed the close of business on    •    , 2004 as the record date for determining those stockholders of the Company who are entitled to notice of and to vote at the special meeting. Only record holders of shares of the common stock of the Company on the books of the Company at the close of business on the record date, will receive notice of and may vote at the special meeting, including any adjournments or postponements thereof. On the record date, there were 17,226,886 shares of the common stock of the Company issued and outstanding held by approximately    •    holders of record.

        At the special meeting, stockholders of the Company will have one vote for each share of the common stock of the Company owned on the record date. The holders of a majority of the outstanding shares of the common stock of the Company entitled to vote at the special meeting must be present in order for a quorum to exist at the special meeting.

        To determine if a quorum is present, the Company intends to count the following:

  •
  shares of the common stock of the Company present and voting at the special meeting either in person or by proxy;

  •
  shares of the common stock of the Company present in person at the special meeting but not voting; and

  •
  shares of the common stock of the Company for which it has received proxies but with respect to which holders of such shares have abstained on any matter.

        The approval and adoption of the Merger Agreement and approval of the merger requires the affirmative vote of a majority of the shares of the common stock of the Company entitled to be voted at the special meeting. Steven J. Braun owns in the aggregate approximately 48% of the issued and outstanding shares of the common stock of the Company, and has entered into a Voting Agreement with Fair Isaac, which is attached to this proxy statement as Exhibit D. Under the Voting Agreement, Mr. Braun expressly agreed to vote his shares of the common stock of the Company in favor of the merger. Because Mr. Braun owns approximately 48% of the issued and outstanding shares of the common stock of the Company, the existence of the Voting Agreement virtually ensures approval of the merger.

Voting of Proxies

        Properly executed proxies that the Company receives before the vote at the special meeting that are not revoked will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted FOR the proposal to approve and adopt the Merger Agreement and approve the merger. If a Company stockholder abstains from voting or does not vote, either in person or by proxy, it will count as a vote against the approval and adoption of the Merger Agreement and approval of the merger. Brokers who hold shares of our common stock in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those customers' shares in the absence of specific instructions from those customers. These non-voted shares will effectively count as votes against the approval and adoption of the Merger Agreement and approval of the merger.

        If you owned shares of the common stock of the Company on the record date, you are entitled to appraisal rights pursuant to Section 262 of the Delaware General Corporation Law. See "Appraisal Rights" on pages 25-28.

        We do not expect any matter other than the proposal to approve and adopt the Merger Agreement and approve the merger will be brought before the special meeting. If, however, our board of directors properly presents other matters, the proxy holder may vote the proxy in its discretion.

Revocability of Proxies

        A stockholder of the Company who has given a proxy solicited by the board of directors of the Company may revoke it at any time prior to its exercise at the special meeting by (1) giving written notice of revocation to the Secretary of the Company, (2) properly submitting to the Company a duly executed proxy bearing a later date, or (3) attending the special meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be sent to Braun Consulting, Inc., 20 West Kinzie Street, Suite 1500, Chicago, Illinois 60610, Attention: Corporate Secretary.

Solicitation of Proxies

        All costs of the proxies will be borne by us. Directors, officers and employees of the Company may solicit proxies by mail, in person or by telephone or facsimile. They will receive no additional compensation for such services. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of shares of Company common stock held of record by them, and such custodians will be reimbursed by us for their reasonable expenses.

Stockholder Voting Agreement

        Steven J. Braun owns in the aggregate approximately 48% of the issued and outstanding shares of the common stock of the Company, and has entered into a Voting Agreement with Fair Isaac, which is attached hereto as Exhibit D. Under the Voting Agreement, Mr. Braun expressly agreed to vote his shares of the common stock of the Company in favor of the merger. Because Mr. Braun owns approximately 48% of the issued and outstanding shares of the common stock of the Company, the existence of the Voting Agreement virtually ensures approval of the merger.

Recommendation

        The board of directors (with one director not present at the meeting) unanimously recommends that the stockholders vote "FOR" approval and adoption of the Merger Agreement and approval of the merger.

DESCRIPTION OF THE MERGER AND THE MERGER AGREEMENT

        Below you will find information describing the material aspects of the merger and the Merger Agreement. This description does not provide a complete description of all the terms and conditions of the Merger Agreement. It is qualified in its entirety by the exhibits hereto, including the text of the Merger Agreement, which is attached as Exhibit A to this proxy statement. The Merger Agreement is incorporated herein by reference. You are urged to read the exhibits in their entirety.

THE MERGER

Generally

        In accordance with the terms of the Merger Agreement, Fair Isaac will acquire the Company pursuant to a merger of Acquisition Sub with and into the Company. At the effective time of the merger, the corporate existence of Acquisition Sub shall cease and the Company shall be the surviving corporation, the name of which shall be Fair Isaac Consulting, Inc.

Merger Consideration

        Pursuant to the terms of the Merger Agreement, each share of the common stock of the Company issued and outstanding immediately prior to the effective time of the merger, other than shares held by dissenting stockholders or by Fair Isaac or its subsidiaries, will be converted into the right to receive $2.34 in cash, without interest.

Background of the Merger

        As part of the board of directors' ongoing review of the Company's strategic alternatives to maximize stockholder value, representatives of the Company met in Chicago with representatives of Fair Isaac on September 4, 2003. This meeting was arranged by Linda Gridley and Phil Fresen of Gridley & Company, LLC, an investment banking firm, to discuss a possible business combination. Present at the meeting were Steven Braun, President and CEO of the Company, Craig Lashmet, then President of the Company, Gresh Brebach, then a consultant and now a Vice President of Fair Isaac, and Richard Howe, then Vice President of Marketing Services of Fair Isaac. The Company made a presentation to Messrs. Brebach and Howe to familiarize Fair Isaac with Braun's capabilities. There were no further discussions among the parties following the meeting.

        On October 29, 2003, Mr. Braun met with representatives of another strategic buyer to explore the possibility of a business combination. There were no further discussions among the parties following the meeting.

        In February 2004, Fair Isaac inquired through Gridley & Company, LLC as to the availability of the Company to meet a second time to discuss a possible business combination. This meeting was held in Chicago on February 27, 2004, between Messrs. Braun and Brebach.

        On March 17, 2004, Mr. Braun met with Tom Grudnowski, Chief Executive Officer of Fair Isaac, and Mr. Brebach in Chicago to discuss further a possible business combination between the Company and Fair Isaac.

        On March 30, 2004, the Company received a proposed term sheet from Fair Isaac outlining the terms of a proposed merger between Fair Isaac and the Company at a purchase price of $4.18 per share in cash, subject to completion of anticipated due diligence reviews and negotiation of a definitive agreement for the transaction.

        On April 7, 2004, representatives of Robert W. Baird & Co. Incorporated ("Baird") met with members of Braun's senior management to discuss Fair Isaac's proposal and other possible strategic alternatives available to the Company.

        On April 20, 2004, a meeting was held in Minneapolis among Steve Braun, Craig Lashmet, Jim Kalustian, Executive Vice President of the Company, and Paul Bascobert, Executive Vice President of the Company, each attending on behalf of the Company, and Gresh Brebach, Greg Thompson, Richard Howe, Raffi Kassarjian, Vice President of Fair Isaac, Margaret Coyle, Manager of Corporate Development of Fair Isaac, and Steve Sjoblad, Vice President of Fair Isaac, each attending on behalf of Fair Isaac. At the meeting, representatives of the Company and Fair Isaac gave presentations of their respective organizations and business lines, and discussed potential business synergies.

        On April 21, 2004, the Company provided some preliminary information to Fair Isaac, including financial, budget and capitalization information.

        On April 27, 2004, the board of directors held a regularly scheduled board meeting. At the meeting, the board of directors discussed a potential transaction between Fair Isaac and the Company and, after such discussions, the board of directors directed senior management to continue to investigate a possible transaction with Fair Isaac. The board of directors also formally authorized the engagement of Baird as financial advisor to the Company. Baird was engaged as financial advisor to the Company on the terms and conditions set forth in a letter agreement between the Company and Baird dated April 28, 2004.

        On April 27, 2004, Baird again contacted representatives of the strategic buyer Mr. Braun met with on October 29, 2003, to discuss their interest in a possible business combination with the Company. At the request of representatives of the strategic buyer, Baird provided some preliminary due diligence information.

        On April, 29, 2004, Baird received a due diligence request list from Fair Isaac, and shortly thereafter distributed due diligence materials to Fair Isaac.

        On May 4, 2004, the Company's management and three of its independent directors participated in a conference call with representatives of Baird to discuss the status of discussions and negotiations with Fair Isaac.

        The Company released its first quarter financial results on May 5, 2004. The Company's release provided lower guidance for revenue in the second quarter. As a result, on May 6, 2004, the Company's stock price closed down $0.75 per share to $1.70 per share. The $1.70 per share stock price on May 6, 2004 was also down from a close of $3.06 on May 3, 2004.

        On May 7, 2004, Mr. Brebach called Mr. Braun and advised him that Fair Isaac was not interested in pursuing a business combination on the terms previously discussed due to the significant decrease in the Company's stock price. In addition, Baird contacted representatives of the potential strategic buyer and they withdrew from the discussions as well. The Company's board of directors was advised of these developments in a conference call on May 10, 2004, and the board of directors decided to discontinue immediate pursuit of any strategic transactions.

        Late in May 2004, Mr. Braun and Mr. Brebach had informal discussions relating to the business activities of the respective companies and Messrs. Braun and Brebach agreed to set up a meeting to continue these discussions.

        As a result of these discussions, on June 15, 2004, Mr. Braun, Mr. Brebach and Mr. Thompson had a meeting in Chicago. At the meeting, Mr. Braun was advised that Fair Isaac again had an interest in exploring a business combination between Fair Isaac and the Company.

        On June 30, 2004, Mr. Brebach called Mr. Braun and informed him that Fair Isaac was willing to acquire the Company at purchase price of approximately $2.75 per share in cash, subject to due diligence and negotiation of definitive agreements.

        A special meeting of the Company's board of directors was held on July 8, 2004. At the special meeting, the board of directors was advised of the possibility that the Company's second quarter revenue would be below the guidance provided in the Company's financial release of May 5, 2004, and that Fair Isaac had made an offer to purchase the Company for $2.75 per share in cash, subject to completion of due diligence and negotiation of definitive agreements. In light of Fair Isaac's revised offer to acquire the Company in an all cash transaction, the board of directors directed Baird to identify and evaluate the Company's strategic alternatives, including the Company making an acquisition, obtaining financing, a merger or other strategic alliance, or the Company remaining independent.

        On July 12, 2004, the Company issued a press release to comment on the expectations of its second quarter revenue and announce that it had retained Baird to assist in the evaluation of strategic alternatives. As a result of the press release, Baird received inquiries from, and engaged in discussions with, twelve potential strategic and financial partners (not including Fair Isaac). None of these identified parties proved to be viable candidates to acquire the Company for various reasons, including that they subsequently determined that they were not interested in proceeding with discussions to acquire the Company or their terms were less favorable than Fair Isaac's terms.

        On July 14, 2004, a representative of Baird held a telephonic discussion with Chuck Osborne, who had recently joined Fair Isaac as its Chief Financial Officer, to update Mr. Osborne on the history and status of discussions between Fair Isaac and the Company. Mr. Osborne expressed Fair Isaac's revised proposal to be an all cash acquisition of the Company at a price of $2.00 per share.

        On July 22, 2004, at the Company's direction, a representative of Baird held further discussions with Mr. Osborne regarding Fair Isaac's acquisition proposal and expressed to Mr. Osborne that the $2.00 per share offer was insufficient. Mr. Osborne requested additional diligence materials related to certain financial items, which Baird provided.

        On July 26, 2004, Mr. Osborne spoke telephonically with a representative of Baird and revised Fair Isaac's offer to $2.375 per share.

        On July 27, 2004, the board of directors held a special meeting to discuss the status of the negotiations with Fair Isaac and potential strategic alternatives. At the special meeting, representatives of Baird provided an overview of inquiries Baird had received since the July 12, 2004 press release. Baird also discussed other available alternatives to maximize shareholder value, including a possible going-private transaction. Senior management and representatives of Baird then updated the board of directors on the status of negotiations with Fair Isaac. The board of directors authorized senior management and Baird to continue discussions with Fair Isaac and any other parties with competitive offers.

        On July 28, 2004, the Company and Fair Isaac entered into a customary Confidentiality Agreement relating to all information provided by the Company to Fair Isaac since March 2004 and all future information.

        On July 29, 2004, Tom Grudnowski and Gresh Brebach of Fair Isaac met with Steve Braun, Jim Kalustian, Paul Bascobert, Dave Reinke, Paul Marushka, Tom Madison, Jim Walsh, Tom Schuler and Greg Ostendorf of the Company at Baird's offices in Chicago. During this meeting, the Company's management team made a series of presentations relative to the Company's service offerings.

        From July 29, 2004 to August 17, 2004, representatives of Fair Isaac engaged in due diligence of the Company's business, including meetings between senior management of the Company, and reviewing legal and financial documents provided by the Company.

        On August 17, 2004, Fair Isaac delivered the initial draft of the Merger Agreement and the Voting Agreement to the Company. The initial draft of the Merger Agreement did not contain a specified price to be paid for the Company shares, but instead contained a notation that the final price was yet to be determined.

        On August 24, 2004, Locke Liddell & Sapp, LLP ("Locke Liddell"), the Company's legal counsel, provided comments to the Merger Agreement and Voting Agreement to Faegre & Benson LLP ("Faegre"), Fair Isaac's legal counsel.

        On August 25, 2004, Tom Schuler, the Company's Chief Financial Officer, Greg Ostendorf, the Company's General Counsel, and representatives of Baird and Locke Liddell held a telephone conference with Andrea Fike, Vice President and General Counsel of Fair Isaac, Chuck Osborne, Fair Isaac's Chief Financial Officer, and representatives of Faegre to discuss and negotiate a number of significant business and legal issues that existed in the Merger Agreement and Voting Agreement. Those issues included the share price to be paid to the Company's stockholders in the merger, the amount of the termination fee, the continuation of directors' and officers' insurance coverage, and various representations and warranties. A number of these issues, including a share price of $2.34 per share, were resolved.

        After these discussions, the board of directors (with one director absent) held a special meeting on the afternoon of August 25, 2004. At the meeting, the board of directors was updated on the status of negotiations by senior management and legal counsel, including negotiations related to price, the closing conditions, termination fee and directors and officers insurance. A representative of Locke Liddell discussed the board of directors' fiduciary duties under Delaware law with respect to the merger or other business combinations, and various factors that the board of directors may consider in evaluating such a transaction. In addition, the board of directors also discussed with Baird the financial aspects of the proposed transaction, and Baird gave an update on the discussions with various parties who had made inquiries after the Company publicly announced on July 12, 2004 that it was evaluating its strategic alternatives. In addition, Baird advised the board of directors with respect to the strategic alternatives available to the Company. The board of directors authorized management and the Company's financial and legal advisors to continue negotiation of the Merger Agreement with Fair Isaac, based on the terms presented to the board of directors during the meeting.

        Between August 25, 2004 to September 15, 2004, representatives of the Company and Fair Isaac and their respective legal advisors continued negotiating the terms of the Merger Agreement, including the closing conditions, and Fair Isaac continued its due diligence review.

        On September 15, 2004, the Company's board of directors met with senior management and its legal counsel to discuss the terms of the Merger Agreement and the Voting Agreement, the status of open issues, final resolutions and the terms of the definitive documentation for the proposed transaction. During this meeting (i) there was a full briefing by management, (ii) representatives of Baird provided an analysis of, and answered questions regarding, the transaction and delivered orally Baird's opinion (subsequently confirmed in writing) that as of the date of the written fairness opinion and based upon and subject to the factors and assumptions set forth therein, the $2.34 in cash to be received by the holders of Company common stock in the merger was fair, from a financial point of view, to such holders, and (iii) after excusing from the meeting the representatives of Baird, the Company's legal counsel rendered a full report to the board of directors and reviewed the material terms of the Merger Agreement and Voting Agreement with the board of directors (current drafts and executive summaries of which were distributed to the board of directors in advance of the meeting). Following extensive deliberations, including asking questions of, and receiving answers from, management and Locke Liddell, the board of directors determined that the merger, the Merger Agreement, the Voting Agreement and the transactions contemplated thereby were in the best interest of the Company and its stockholders and all of the directors attending the meeting (with one director being absent from the meeting) unanimously approved the merger, the Merger Agreement, the Voting Agreement and the transactions contemplated thereby, subject to finalizing all remaining details to senior management's satisfaction and subject to the Merger Agreement and Voting Agreement being consistent with the terms of the merger presented to the board of directors during the meeting.

        Between September 15, 2004 to September 20, 2004, representatives of the Company and Fair Isaac and their respective legal advisors finalized the terms of the Merger Agreement and related agreements.

        Following the closing of the U.S. financial markets on September 20, 2004, the Company, Fair Isaac and Acquisition Sub executed and delivered the Merger Agreement and Fair Isaac and Mr. Braun entered into the Voting Agreement. Thereafter, the parties issued a joint press release announcing the execution of the definitive agreements prior to the opening of the U.S. financial markets on September 21, 2004.

Reasons for the Merger

        In making the determinations and recommendations set forth above, the board of directors of the Company (with one director not present at the meeting) considered a number of factors, including but not limited to, the following:

          (i)  the cash consideration to be received by the Company's stockholders, including the substantial premium provided for in the Merger Agreement relative to the recent trading prices of the Company's common stock;

         (ii)  the business and financial prospects of the Company as an independent company, and the risks and benefits inherent in remaining independent;

        (iii)  the inquiries and indications of interest received by Baird from potential acquirors of the Company, after the Company publicly announced on July 12, 2004 that it had retained Baird to evaluate its strategic alternatives;

        (iv)  information with respect to the financial condition, results of operations and business of the Company, on both a historical and prospective basis;

         (v)  concerns regarding the Company's size relative to its competitors and the advantages its competitors currently enjoy because of their significantly greater financial, human and other resources. Although the Company's board of directors believes that the Company could over time meet the challenges posed by remaining independent, the Company's board of directors also believes that the proposed merger transaction would provide the Company's stockholders with immediate and significantly greater value than the value that would be realized by remaining independent or from any other transaction that is reasonably likely to be consummated;

        (vi)  the current and expected industry, economic and market conditions in which the Company operates, including the continued cautious spending by clients on information technology consulting that the Company has experienced in recent years;

       (vii)  the possible alternatives to the merger that might be available to the Company and the stockholders, including the alternative of the Company remaining independent and continuing to execute its strategic plan;

      (viii)  the challenges associated with remaining a public company, including the significant burden and costs associated with the regulatory and reporting requirements applicable to public companies;

        (ix)  the historical market prices and recent trading patterns of the Company's common stock and the market prices, recent trading patterns and financial data relating to other companies engaged in the same business as the Company;

         (x)  the terms of the Merger Agreement, including the conditions to the Merger and the parties' representations, warranties and covenants;

        (xi)  the terms of the Merger Agreement that permit (1) the Company to consider an unsolicited bona fide written Acquisition Proposal (as defined in the Merger Agreement) under certain circumstances and (2) the Company's board of directors to recommend or approve a Superior Proposal (as defined in the Merger Agreement), if, among other things, (a) the board of directors, after having consulted with the Company's financial and legal advisors, makes the determination that a proposal is a Superior Proposal and the failure to take any such action would be a breach of the board of directors' fiduciary duties, (b) the Company gives Fair Isaac four business days notice of any such action, and (c) affords Fair Isaac a reasonable opportunity to adjust the terms and conditions of the Merger Agreement so as to permit the board of directors to maintain its recommendation of the Merger Agreement, provided that if the adjusted Merger Agreement would not, if consummated, result in a transaction that is at least as favorable to the Company's stockholders as the Superior Proposal, the Company may terminate the Merger Agreement and pay Fair Isaac a termination fee in the amount of $1,000,000. The board of directors considered the possible effect of these provisions of the Merger Agreement on third parties who might be interested in exploring an acquisition of the Company;

       (xii)  the terms of the Voting Agreement and the impact that it would have on the likelihood that the transaction would ultimately be consummated, including the fact that Mr. Braun's obligations under the Voting Agreement would terminate automatically if the Merger Agreement is terminated for any reason, including to allow the Company to accept a Superior Proposal;

      (xiii)  the potential impact that the merger would have on the Company's employees and customers; and

      (xiv)  the opinion of Baird that, as of the date of the written fairness opinion and based upon and subject to the factors and assumptions set forth in such opinion, the $2.34 per share of common stock in cash to be received by the holders of such shares in the merger is fair, from a financial point of view, to such holders. The full text of Baird's written opinion, dated September 15, 2004, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Exhibit B to this proxy statement and is incorporated herein by reference.

        In view of the variety of factors and the amount of information considered, the board of directors did not find it practicable to provide specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination or determine that any factor was of particular importance. The determination to recommend that stockholders approve the merger was made after consideration of all of the factors taken as a whole, including discussions with and questioning of the Company's management and reviewing information received from, and engaging in discussions with and questioning, the Company's legal and financial advisors. In considering the factors described above, individual members of the board of directors may have given different weights to different factors.

Recommendation of the Company's Board of Directors

        Your board of directors (with one director not present at the meeting):

  •
  determined that the Merger Agreement and the transactions contemplated by it are advisable and fair to, and are in our and your best interest and declared the merger advisable;

  •
  approved and adopted the Merger Agreement and the transactions contemplated thereby, including the merger, and the Voting Agreement; and

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  recommended that you vote "for" the adoption and approval of the Merger Agreement and approval of the merger.

Opinion of Robert W. Baird & Co. Incorporated—Financial Advisor to the Company

        The board of directors of the Company retained Robert W. Baird & Co. Incorporated to act as the financial advisor in connection with the merger and to render an opinion as to the fairness, from a financial point of view, to the holders of the Company's common stock (other than Fair Isaac and its affiliates) of the merger consideration to be received by the holders of the Company's common stock (other than Fair Isaac and its affiliates) in the merger.

        On September 15, 2004, Baird rendered its oral opinion, which was subsequently confirmed in writing, to the board of directors of the Company to the effect that, subject to the various considerations described in such opinion, including the various assumptions and limitations set forth in the opinion, as of such date, the consideration to be received by the holders of the Company's Common Stock (other than Fair Isaac and its affiliates) was fair, from a financial point of view, to the holders of the Company's common stock (other than Fair Isaac and its affiliates).

        The full text of Baird's written opinion, dated September 15, 2004, which sets forth the assumptions made, general procedures followed, matters considered and limitations on the scope of review undertaken by Baird in rendering its opinion, is attached as Exhibit B to this proxy statement and is incorporated in this document by reference. Baird's opinion is directed only to the fairness, as of the date of the opinion and from a financial point of view, of the merger consideration to the holders of the Company's common stock (other than Fair Isaac and its affiliates) and does not constitute a recommendation as to how you should vote with respect to the merger. The summary of Baird's opinion set forth below is qualified in its entirety by reference to the full text of such opinion attached as Exhibit B to this proxy statement. You are urged to read the opinion carefully in its entirety.

        In conducting its investigation and analyses and in arriving at its opinion, Baird reviewed information and took into account financial and economic factors, investment banking procedures and considerations as it deemed relevant under the circumstances. In rendering its opinion, Baird, among other things:

  •
  reviewed certain internal information, primarily financial in nature, including forecasts provided by the Company's senior management, concerning the business and operations of the Company furnished to Baird for purposes of its analysis;

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  reviewed publicly available information including, but not limited, to the Company's recent filings with the Securities and Exchange Commission and equity analyst research reports covering the Company prepared by Baird;

  •
  reviewed the draft Merger Agreement in the form presented to the Company's board of directors;

  •
  compared the financial position and operating results of the Company with those of other publicly traded companies Baird deemed relevant and considered the market trading multiples of such companies;

  •
  compared the historical market prices and trading activity of the Company's common stock with those of other publicly traded companies Baird deemed relevant;

  •
  compared the proposed financial terms of the merger with the financial terms of other business combinations Baird deemed relevant; and

  •
  considered the present values of the forecasted cash flows of the Company.

        Baird held discussions with members of the Company's senior management concerning the Company's historical and current financial condition and operating results, as well as the future prospects of the Company. Baird was not requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Baird also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which Baird deemed relevant for the preparation of its opinion.

        In arriving at its opinion, Baird assumed and relied upon the accuracy and completeness of all of the financial and other information that was publicly available or provided to Baird by or on behalf of the Company. Baird was not engaged to independently verify, and did not assume any responsibility to verify, any such information, and Baird assumed that the Company was not aware of any information prepared by it or its advisors that might be material to Baird's opinion that had not been provided to Baird. Baird assumed that:

  •
  all material assets and liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the Company's financial statements;

  •
  the financial statements of the Company provided to Baird present fairly the results of operations, cash flows and financial condition of the Company for the periods indicated and were prepared in conformity with U.S. generally accepted accounting principles consistently applied;

  •
  the forecasts for the Company provided to Baird were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the Company's senior management as to the future performance of the Company and Baird relied upon such forecasts in the preparation of its opinion;

  •
  in all respects material to Baird's analysis, the merger will be consummated in accordance with the terms and conditions of the draft Merger Agreement without any amendment thereto and without waiver by any party of any of the conditions to their respective obligations thereunder;

  •
  in all respects material to Baird's analysis, the representations and warranties contained in the draft Merger Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under such Merger Agreement; and

  •
  all material corporate, governmental, regulatory or other consents and approvals required to consummate the merger have been or will be obtained.

        Baird relied as to all legal matters regarding the merger on the advice of counsel of the Company. In conducting Baird's review, Baird did not undertake nor obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company nor did Baird make a physical inspection of the properties or facilities of the Company. In each case, Baird made the assumptions above with the consent of the board of directors of the Company.

        Baird's opinion necessarily is based upon economic, monetary and market conditions as they existed and could be evaluated on the date of its opinion, and Baird's opinion does not predict or take into account any changes which may occur, or information which may become available, after the date of its opinion.

        Baird's opinion does not address the relative merits of: (i) the merger, the draft Merger Agreement or any other agreements or other matters provided for or contemplated by the draft Merger Agreement; (ii) any other transactions that may be or might have been available as an alternative to the merger; or (iii) the merger compared to any other potential alternative transactions or business strategies considered by the Company's board of directors and, accordingly, Baird relied upon its discussions with the senior management of the Company with respect to the availability and consequences of any alternatives to the merger. Baird's opinion does not constitute a recommendation as to how you should vote with respect to the merger agreement.

        The following is a summary of the material financial analyses performed by Baird in connection with rendering its opinion, which is qualified in its entirety by reference to the full text of the opinion attached as Exhibit B and to the other disclosures contained in this section. The following summary, however, does not purport to be a complete description of the financial analyses performed by Baird. The order of analyses described does not represent relative importance or weight given to the analyses performed by Baird. Some of the summaries of the financial analyses include information presented in a tabular format. These tables must be read together with the full text of each summary and alone are not a complete description of Baird's financial analyses. Except as otherwise noted, the following quantitative information is based on market and financial data as it existed on or before September 15, 2004 and is not necessarily indicative of current market conditions.

        Implied Valuation, Transaction Multiples and Transaction Premiums.    Based on the cash merger consideration of $2.34 per share of Company Common Stock (the "Per Share Equity Purchase Price"), Baird calculated the implied "equity purchase price" (defined as the Per Share Equity Purchase Price multiplied by the total number of diluted common shares outstanding of the Company, including gross shares issuable upon the exercise of stock options, less assumed option proceeds) to be $40.4 million. In addition, Baird calculated the implied "total purchase price" (defined as the equity purchase price less the value of the Company's total cash, cash equivalents and marketable securities as of August 31, 2004) to be $28.9 million. Baird then calculated the multiples of the total purchase price to the Company's latest twelve months ("LTM") ended June 30, 2004, estimated 2004 and projected 2005 net revenue; projected 2005 earnings before interest, taxes, depreciation and amortization ("EBITDA"); and projected 2005 earnings before interest and taxes ("EBIT"), as provided by the senior management of the Company. Baird also calculated the multiples of the Per Share Equity Purchase Price to the Company's projected 2005 diluted earnings per share as provided by the senior management of the Company. These transaction multiples are summarized in the table below. Baird noted that because the Company's LTM and estimated 2004 EBITDA, EBIT, net income and diluted earnings per share were negative, those metrics did not provide meaningful valuation multiples.

	Braun Consulting Implied Merger Multiples
	LTM		2004E		2005P
Total Purchase Price / Net Revenue	0.88	x	0.92	x	0.77	x
Total Purchase Price / EBITDA	N/M		N/M		14.5
Total Purchase Price / EBIT	N/M		N/M		52.2
Per Share Equity Purchase Price / EPS	N/M		N/M		59.4

        Baird also calculated the premiums that the Per Share Equity Purchase Price of $2.34 represented over the closing prices for the Company's common stock on September 13, 2004, and on the dates seven days, 30 days, 60 days, 90 days, 180 days and one year prior to September 13, 2004, as well as to the 52-week high and low closing prices. These premiums are summarized in the table below.

Implied Transaction Premium
One Day	101.7%
Seven Days	112.7%
30 Days	98.3%
60 Days	68.3%
90 Days	27.2%
180 Days	(17.6%)
One Year	46.3%
LTM High	(34.1%)
LTM Low	146.3%

        Selected Publicly Traded Company Analysis.    Baird reviewed certain publicly available financial information and stock market information for certain publicly traded companies that Baird deemed relevant. The group of selected publicly traded companies reviewed is listed below.

  •
  Answerthink, Inc.

  •
  DiamondCluster International, Inc.

  •
  Edgewater Technology, Inc.

  •
  eLoyalty Corporation

  •
  Inforte Corporation

  •
  Superior Consultant Holdings Corporation

  •
  The Management Network Group, Inc.

        Baird chose these companies based on a review of publicly traded companies that possessed general business, operating and financial characteristics representative of companies in the industry in which the Company operates. Baird noted that none of the companies reviewed is identical to the Company and that, accordingly, the analysis of such companies necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each company and other factors that affect the public market values of such companies.

        For each company, Baird calculated the "equity market value" (defined as the market price per share of each company's common stock multiplied by the total number of diluted common shares outstanding of such company, including net shares issuable upon the exercise of stock options and warrants). In addition, Baird calculated the "total market value" (defined as the equity market value plus the book value of each company's total debt, preferred stock and minority interests, less cash, cash equivalents and marketable securities). Baird calculated the multiples of each company's total market value to its LTM, estimated 2004 and projected 2005 net revenue, projected 2005 EBITDA and projected 2005 EBIT. Baird also calculated multiples of each company's price per share to its projected calendar year 2005 diluted earnings per share. Baird then compared the transaction multiples implied in the merger with the corresponding trading multiples for the selected companies. Stock market and historical financial information for the selected companies was based on publicly available information as of September 15, 2004, and projected financial information was based on publicly available research reports as of such date. A summary of the implied multiples is provided in the table below.

			Selected Braun Public Company Trading Multiples
	Braun Acquisition Multiples
			Low		Median		Mean		High
Total Market Value / LTM Net Revenue	0.88	x	0.48	x	0.77	x	1.03	x	2.22	x
Total Market Value / 2004E Net Revenue	0.92		0.47		0.79		1.11		2.01
Total Market Value / 2005P Net Revenue	0.77		0.38		0.64		0.93		1.67
Total Market Value / 2005P EBITDA	14.5		3.6		11.1		10.0		14.1
Total Market Value / 2005P EBIT	52.2		5.0		15.9		12.6		17.0
Price per Share / 2005P EPS	59.4		23.0		27.4		28.6		39.2

        In addition, Baird calculated the implied per share equity values of the Company's common stock based on the trading multiples of the selected public companies and compared such values to the Per Share Equity Purchase Price of $2.34 per share. The implied per share equity values, based on the multiples that Baird deemed relevant, are summarized in the table below.

	Implied Per Share Equity Value
	Low	Median	Mean	High
LTM Net Revenue	$1.57	$2.14	$2.62	$4.89
2004E Net Revenue	1.52	2.10	2.68	4.30
2005P Net Revenue	1.50	2.06	2.68	4.29
2005P EBITDA	1.09	1.95	1.82	2.29
2005P EBIT	0.83	1.18	1.08	1.22
2005P EPS	0.91	1.08	1.13	1.54

        Baird compared the implied per share equity values in the table above with the Per Share Equity Purchase Price in concluding that the merger consideration was fair, from a financial point of view, to the holders of the Company's common stock.

        Selected Acquisition Analysis.    Baird reviewed certain publicly available financial information concerning completed acquisition transactions that Baird deemed relevant. The group of selected acquisition transactions is listed below.

Target		Acquiror
•	SBI. Razorfish, Inc.	•	aQuantive, Inc.
•	Interelate	•	eLoyalty Corporation
•	COMPENDIT, Inc.	•	Inforte Corp.
•	Nims Associates, Inc.	•	Keane, Inc.
•	NerveWire, Inc.	•	Wipro Limited
•	Soza & Co. Ltd.	•	Perot Systems Corporation
•	Parson Group LLC	•	Management Consulting Group plc

        Baird chose these acquisition transactions based on a review of completed and pending acquisition transactions involving target companies that possessed general business, operating and financial characteristics representative of companies in the industry in which the Company operates. Baird noted that none of the acquisition transactions or subject target companies reviewed is identical to the merger or the Company, respectively, and that, accordingly, the analysis of such acquisition transactions necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each subject target company and each acquisition transaction and other factors that affect the values implied in such acquisition transactions.

        For each transaction, Baird calculated the implied "equity purchase price" (defined as the purchase price per share of each target company's common stock multiplied by the total number of diluted common shares outstanding of such company, including gross shares issuable upon the exercise of stock options and warrants, less assumed option and warrant proceeds, or alternatively defined as the value attributable to the equity of a target company). In addition, Baird calculated the implied "total purchase price" (defined as the equity purchase price plus the book value of each target company's total debt, preferred stock and minority interests, less cash, cash equivalents and marketable securities). Baird calculated the multiples of each target company's implied total purchase price to its LTM net revenue. Baird then compared the transaction multiples implied in the merger with the corresponding acquisition transaction multiples for the selected acquisition transactions. Historical financial information for the selected transaction was based on publicly available information as of the announcement date of each respective transaction. A summary of the implied multiples is provided in the table below. Baird noted that because the Company's LTM EBITDA, EBIT and net income were negative, those metrics did not provide meaningful valuation multiples.

			Selected LTM Acquisition Multiples
	Braun Implied Merger Multiples
			Low		Median		Mean		High
Total Purchase Price / LTM Net Revenue	0.88	x	0.42	x	0.68	x	0.78	x	1.72	x

        In addition, Baird calculated the implied per share equity values of the Company's common stock based on the acquisition transaction multiples of the selected acquisition transactions and compared such values to the Per Share Equity Purchase Price of $2.34 per share. The implied per share equity values, based on the multiples that Baird deemed relevant, are summarized in the table below.

	Implied Per Share Equity Value
	Low	Median	Mean	High
LTM Net Revenue	$1.46	$1.97	$2.16	$3.94

        Baird compared the implied per share equity values in the table above with the Per Share Equity Purchase Price in concluding that the merger consideration was fair, from a financial point of view, to the holders of the Company's common stock.

        In addition, Baird analyzed acquisitions of 107 public companies with enterprise values between $10.0 million and $100.0 million that were announced since January 1, 2002. For these acquisitions, Baird calculated the premiums that the acquisition price per share represented over the closing prices of the acquired company's common stock one, seven and 30 days prior to the announcement of each acquisition. Baird then compared these premiums to the relevant premiums implied in the merger. The table below summarizes the results of this analysis.

		Implied Selected Acquisition Premiums
Premium	Implied Braun Acquisition Premiums
		Low	Mean	Median	High
One Day	101.7%	(54.3%)	35.7%	50.6%	243.8%
Seven Days	112.7%	(59.0%)	42.6%	53.9%	261.4%
30 Days	98.3%	(56.8%)	50.0%	65.2%	352.4%

        Discounted Cash Flow Analysis.    Baird performed a discounted cash flow analysis utilizing the Company's projected unlevered free cash flows (defined as net income excluding after-tax net interest, plus depreciation and amortization, less capital expenditures and increases in net working capital) from 2005 to 2009, as provided by the Company's senior management. In such analysis, Baird calculated the present values of the unlevered free cash flows from 2005 to 2009 by discounting such amounts at rates ranging from 18% to 20%. Baird calculated the present values of the free cash flows beyond 2009 by assuming terminal values ranging from 0.8x to 1.0x projected 2009 net revenue and discounting the resulting terminal values at rates ranging from 18% to 20%. Baird noted that the Company had a significant balance of net operating loss carryforwards ("NOLs") available to offset future taxable income. The summation of the present values of the unlevered free cash flows, the present values of the terminal values and the present values of the estimated tax savings associated with the NOLs produced implied per share equity values ranging from $2.06 to $2.45, as compared to the Per Share Equity Purchase Price of $2.34 per share. Baird compared these implied per share equity values with the Per Share Equity Purchase Price in concluding that the merger consideration was fair, from a financial point of view, to the holders of the Company's common stock.

        The foregoing summary does not purport to be a complete description of the analyses performed by Baird or its presentations to the Company's board of directors. The preparation of financial analyses and a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. Baird believes that its analyses (and the summary set forth above) must be considered as a whole and that selecting portions of such analyses and individual factors considered by Baird, without considering all of such analyses and factors, could create an incomplete view of the processes and judgments underlying the analyses performed and conclusions reached by Baird and its opinion. Baird did not attempt to assign specific weights to particular analyses. Any estimates contained in Baird's analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth in Baird's analysis. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold. Because such estimates are inherently subject to uncertainty, Baird does not assume responsibility for their accuracy.

        As part of its investment banking business, Baird is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Pursuant to an engagement letter between Baird and the Company, Baird will receive a transaction fee of $400,000 for its services, all of which is contingent upon the consummation of the merger. Pursuant to such engagement letter, the Company has also agreed to pay Baird a fee of $300,000 payable upon delivery of its opinion, regardless of the conclusions reached in such opinion. In addition, the Company has agreed to indemnify Baird against certain liabilities that may arise out of its engagement, including liabilities under the federal securities laws. Baird is a full service securities firm. As such, in the ordinary course of its business, Baird may from time to time trade the securities of the Company or Fair Isaac for its own account or the accounts of its customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities. Baird may also prepare equity analyst research reports from time to time regarding the Company or Fair Isaac.

Interests of Certain Persons in the Merger

        When considering the recommendation by our board of directors in favor of the merger, you should be aware that members of our board of directors and our executive officers have interests in the merger that are different, or in addition to, your interests.

        Each such additional interest is described below, to the extent material, and except as described below, such persons have, to our knowledge, no material interest in the merger apart from those of our stockholders generally.

  Indemnification and Insurance

        The Merger Agreement provides that all rights of indemnification and exculpation provisions in favor of our current or former directors or officers under our certificate of incorporation or bylaws and any of our existing indemnification agreements in effect as of the date of the Merger Agreement will be assumed. Fair Isaac has agreed to, and to cause the surviving corporation to, fulfill and honor in all respects those obligations. The Merger Agreement further provides that for three years after the expiration or termination of the current policy of directors' and officers' liability insurance maintained by the Company, Fair Isaac will cause the surviving corporation to maintain in effect our current policies of directors' and officers' liability insurance. Fair Isaac's obligation to provide this insurance coverage is subject to an aggregate cap of $325,000 in total premiums. If Fair Isaac cannot maintain the existing insurance coverage without exceeding the $325,000 cap, Fair Isaac is required to maintain as much insurance coverage as can be obtained by paying a total premium up to such amount.

  Stock Options

        Options to purchase our common stock held by our executive officers and directors, like other options, will upon completion of the merger, whether or not exercisable at the time of completion of the merger, be assumed by Fair Isaac, and each such option will be converted into an option to acquire 0.0836 shares (rounded down to the nearest whole number) of Fair Isaac common stock. Upon completion of the merger, the exercise price of each option will be equal to the quotient determined by dividing the exercise price at which the option was exercisable immediately prior to the completion of the merger by 0.0836. Fair Isaac will also assume all of the Company's option plans upon completion of the merger.

  Severance Payments and Continued Benefits

        Certain of the executive officers of the Company will receive severance payments and continuation of certain health benefits for 24 months in the event their employment is terminated after the closing of the merger.

  Employment Agreement

        As a condition to the merger, Steven J. Braun shall have entered into an employment agreement with Fair Isaac. The employment agreement provides that Mr. Braun will receive an annual base salary of $300,000 and, during the initial term of the agreement, be eligible to participate in the Company's bonus plan and to receive stock options and restricted stock of Fair Isaac. The agreement also provides that $3,250,000 shall be held back at the closing of the merger from the purchase price payable to Mr. Braun, and such amount shall become payable to Mr. Braun upon the attainment of certain revenue objectives or in the event Mr. Braun's employment is terminated without cause.

Effective Time of the Merger

        Upon the satisfaction of all requirements of law and the conditions specified in the Merger Agreement, the merger shall become effective, and the effective time of the merger shall occur, at the date and time specified in the certificate approving the merger to be issued by the Delaware Secretary of State.

        We currently anticipate that the merger will be completed prior to    •    , 2004; however, the Company cannot assure you that the conditions to consummation of the merger can or will be satisfied. Either Fair Isaac or the Company may terminate the agreement if the merger is not consummated by January 31, 2005, unless it is not consummated because of the breach of the Merger Agreement by the party seeking termination. See "Conditions to Consummation of the Merger" on pages 31-33 and "Waiver, Amendment, and Termination" on page 35.

Appraisal Rights

        Holders of shares of the common stock of the Company as of    •    , the record date, are entitled to appraisal rights pursuant to the provisions of Section 262 of the Delaware General Corporation Law

("Section 262"). A stockholder of the Company who complies with the statutory procedures of Section 262 will lose the right to receive the cash payment of $2.34 to be received for each share of the common stock of the Company surrendered pursuant to the terms of the Merger Agreement and will instead receive a cash payment, as determined by appraisal, for such shares.

        In order to exercise appraisal rights, a dissenting stockholder of the Company must fully comply with the statutory procedures of Section 262, which is summarized below and a copy of which is attached to this proxy statement as Exhibit C. Stockholders of the Company are urged to read Section 262 in its entirety and to consult with their legal advisors. Each stockholder of the Company who desires to assert his or her rights is cautioned that failure on his or her part to adhere strictly to the requirements of Section 262 in any regard will cause a forfeiture of any appraisal rights. The following summary of Section 262 is qualified in its entirety by reference to the full text of the provisions of this statute, as amended, attached to this proxy statement as Exhibit C.

        By following the specific procedures set forth in Section 262, stockholders of the Company have a statutory right to dissent from the merger. If the merger is consummated, any stockholder of the Company who properly perfects his appraisal rights will be entitled, upon consummation of the merger, to receive an amount of cash, as determined by appraisal, for shares of the common stock of the Company rather than receiving the consideration set forth in the Merger Agreement.

        Under Section 262, when a merger is submitted for approval at a meeting of stockholders, as in the case of the Merger Agreement, the corporation, not less than 20 days prior to such meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in such notice a copy of Section 262. This proxy statement constitutes such notice, and the applicable statutory provisions are attached to this proxy statement as Exhibit C. Any holder of the common stock of the Company who wishes to exercise appraisal rights or who wishes to preserve the right to do so, should review the following discussion and Exhibit C carefully. Failure to comply with the procedures of Section 262 in a timely and proper manner will result in the loss of appraisal rights.

        Stockholders wishing to exercise the right to dissent from the merger and seek an appraisal of their shares must do each of the following: (1) the stockholder must not vote in favor of the Merger Agreement (because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the Merger Agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must either vote against the Merger Agreement or abstain); (2) the stockholder must make a written demand for appraisal to the Company before the vote on the Merger Agreement at the special meeting; (3) the stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger (a stockholder will lose appraisal rights if the stockholder transfers the shares before such effective time); and (4) the stockholder must file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares within 120 days after the effective time of the merger.

        Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to adopt the Merger Agreement will constitute a written demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote. Failure to vote against the Merger Agreement will not constitute a waiver of the stockholder's appraisal rights. If you elect to exercise appraisal rights under Section 262, mail or deliver a written demand to: Braun Consulting, Inc., 20 West Kinzie Street, Suite 1500, Chicago, Illinois 60610, Attn: Corporate Secretary.

        Only a holder of record of shares of the common stock of the Company issued and outstanding immediately prior to the effective time of the merger may assert appraisal rights for the shares of stock registered in such holder's name. A demand for appraisal must be executed by or on behalf of the stockholder of record, fully and correctly, and as the stockholder's name appears on the stock certificates. The demand must specify the stockholder's name and mailing address, the number of shares of common stock owned and that the stockholder intends to demand appraisal of his or her common stock. Stockholders who hold their shares in brokerage accounts or other nominee forms, and who wish to exercise appraisal rights should consult with their brokers to determine the appropriate procedures for the nominee holder to make a demand for appraisal of such stockholders' shares.

        If the merger is consummated, the Company will give written notice of the effective time of the merger within 10 days of the merger's consummation to each of the former stockholders who did not vote in favor of the Merger Agreement and who made a written demand for appraisal in accordance with Section 262. Within 120 days after the effective time of the merger, either the surviving corporation or any dissenting stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of the common stock of the Company held by all dissenting stockholders. Stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. Within 120 days after the effective time of the merger, any stockholder who has theretofore complied with the provisions of Section 262 may receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the Merger Agreement and with respect to which the Company has received demands for appraisal and the aggregate number of holders of such shares. The surviving corporation must mail such statement to the stockholder within 10 days of receipt of the request or within 10 days after expiration of the period for delivery of demands for appraisals under Section 262, whichever is later.

        If a party files a petition for appraisal in a timely manner, the Delaware Court of Chancery will determine which stockholders are entitled to appraisal rights and may require the stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the court for notation of the pendency of the appraisal proceedings. If the stockholder fails to comply with the court's direction, the court may dismiss the proceeding as to such stockholder. The Delaware Court of Chancery will determine the fair value of the shares of the common stock of the Company held by dissenting stockholders, exclusive of any element of value arising from the accomplishment or expectation of the merger, but together with a fair rate of interest, if any, to be paid on the amount determined to be fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. The Delaware Court of Chancery may determine the fair value to be more than, less than or equal to the consideration that the dissenting stockholder would otherwise receive under the Merger Agreement. If no party files a petition for appraisal in a timely manner, the stockholders of the Company will lose the right to an appraisal. The Delaware Court of Chancery will determine the costs of the appraisal proceeding and will allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

        Any stockholder who has duly demanded an appraisal in compliance with Section 262 may not, after the effective time of the merger, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of shares as of a record date prior to such effective time).

        Any stockholder may withdraw a demand for appraisal and accept the merger consideration by delivering to the surviving corporation a written withdrawal of the demand for appraisal, except that (1) any attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of the surviving corporation; and (2) no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and may be subject to such conditions as the Delaware Court of Chancery deems just. If the stockholder fails to perfect, successfully withdraws or loses the appraisal right, the stockholder's shares will be converted into the right to receive the merger consideration.

Material Federal Income Tax Consequences of the Merger

        The following is a summary of the material U.S. federal income tax consequences of the merger to the holders of the common stock of the Company. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations thereunder and current administrative interpretations and court decisions as of the date hereof, all of which are subject to change, including changes with retroactive effect. Any change could alter the tax consequences to the holders of shares of the common stock of the Company as described herein. The following discussion is addressed to a stockholder that holds shares of the common stock of the Company as a capital asset. This summary does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of his, her or its particular circumstances (including tax consequences applicable to financial institutions, insurance companies, broker-dealers, foreign persons, persons holding shares of the common stock of the Company as part of a straddle, "synthetic security" or other integrated investment, including a "conversion transaction," or persons who acquired their shares of the common stock of the Company through the exercise of an employee stock option or otherwise as compensation).

  Gain on Disposition of Common Stock

        A holder of shares of the common stock of the Company will recognize capital gain or loss for federal income tax purposes on each share of the common stock of the Company exchanged for cash pursuant to the Merger Agreement. The amount of gain or loss recognized on a share will be equal to the difference between the amount realized on its disposition, either through the exchange of shares pursuant to the Merger Agreement or through the exercise of appraisal rights, and the holder's adjusted tax basis in the common stock. The holder's adjusted tax basis in the common stock will generally be equal to the cost of the acquired shares reduced (but not below zero) by the amount of any distribution that is treated as a tax-free return on basis. Gain or loss must be determined separately for each block of shares acquired at the same cost in a single transaction. The gain or loss will be long-term capital gain or loss in the case of shares held for more than one year as of the date of the merger. In the case of individuals, trusts and estates, net capital gain for a taxable year (that is, the excess of net long-term capital gain for the taxable year over any net short-term capital loss for the year) is subject to a maximum federal income tax rate of 15 percent. The receipt of cash in exchange for shares of the common stock of the Company pursuant to the Merger Agreement also may be a taxable transaction under applicable state, local or foreign tax laws.

  Information Reporting and Backup Withholding

        The payment of cash to a holder in exchange for shares of the common stock of the Company pursuant to the Merger Agreement will be subject to information reporting and may be subject to possible backup withholding of tax at the current rate of 28 percent unless the holder (1) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (2) provides a taxpayer identification number ("TIN"), certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules.

        To prevent the possibility of backup withholding on payments made to certain holders with respect to shares of the common stock of the Company pursuant to the Merger Agreement, each holder must provide Fair Isaac or its disbursing agent with a properly executed Form W-9 or Substitute Form W-9. A holder of shares of the common stock of the Company that does not furnish a properly executed form may be subject to penalties imposed by the Internal Revenue Service (the "IRS"), as well as to backup withholding. Any amount withheld under these rules will be refundable or creditable against the holder's federal income tax liability, provided the required information is furnished to the IRS. The Company (or its agent or successor) will report to the holders of shares of the common stock of the Company and to the IRS the amount of any "reportable payments," as defined in Section 3406 of the Code, and the amount of tax, if any, withheld with respect thereto.

        The federal income tax consequences of the merger set forth in this proxy statement are for general information only. The tax consequences for a particular stockholder will depend upon the facts and circumstances applicable to that stockholder. Accordingly, each stockholder is urged to consult his, her or its own tax adviser to determine the tax consequences of the merger to the stockholder in light of his, her or its particular circumstances, including the applicability and effect of state, local, foreign and other tax laws and any possible changes in those laws. The foregoing discussion may not apply to shares received pursuant to the exercise of employee stock options or otherwise as compensation.

THE MERGER AGREEMENT

The Merger Consideration

        Upon consummation of the merger, the stockholders of the Company will be entitled to receive $2.34 in cash, without interest, for each of their shares of the common stock of the Company and will cease to be stockholders of the Company. The stockholders of the Company have appraisal rights as a result of the merger in accordance with the provisions of Section 262 of the Delaware General Corporation Act. See "Appraisal Rights" on pages 25-28.

Treatment of Stock Options

        Upon completion of the merger, each option to purchase Company common stock that was granted under any employee or director stock option or compensatory plan or other arrangement with the Company, whether or not exercisable at the time of completion of the merger, will be assumed by Fair Isaac, and will be converted into an option to acquire 0.0836 shares (rounded down to the nearest whole number) of Fair Isaac common stock. Upon completion of the merger, the exercise price of each option will be equal to the quotient determined by dividing the exercise price at which the option was exercisable immediately prior to the completion of the merger by 0.0836. Fair Isaac will also assume all of the option plans upon completion of the merger.

Representations and Warranties of the Company

        The Merger Agreement contains customary representations and warranties made by the Company relating to, among other things:

  •
  corporate organization and similar matters with respect to the Company;

  •
  the Company's capital structure;

  •
  the authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of governmental authorities and third parties relating to, the Merger Agreement and related matters with respect to the Company;

  •
  the absence of proceedings challenging or threatened in connection with execution and delivery of the Merger Agreement or the consummation of the transactions contemplated thereby;

  •
  documents the Company has filed with the Securities and Exchange Commission and the accuracy of the financial statements and other information contained in such documents;

  •
  tax matters with respect to the Company;

  •
  the absence of changes in the Company and its business;

  •
  the Company's rights to its property and assets;

  •
  certain of the Company's contracts;

  •
  the Company's intellectual property;

  •
  the absence of undisclosed liabilities;

  •
  outstanding and pending litigation material to the Company;

  •
  the Company's compliance with applicable laws, licensing and permit requirements;

  •
  the Company's engagement of, and payments to, brokers, investment bankers or similar parties;

  •
  matters relating to the Company's employee benefit plans;

  •
  the Company's labor matters;

  •
  the Company's environmental matters;

  •
  the Company's customers;

  •
  the Company's insurance policies and bank accounts;

  •
  the required vote of the Company's stockholders;

  •
  any transactions with the Company's associates;

  •
  the Company's receipt of the fairness opinion from Robert W. Baird & Co. Incorporated; and

  •
  the board of directors' approval and adoption of the Merger Agreement and its resolution to recommend to the Company's stockholders the adoption of the approval of the Merger Agreement and the approval of the merger.

        The representations and warranties in the Merger Agreement are complicated and are not easily summarized. You are urged to read carefully and in its entirety Section 6.01 of the Merger Agreement entitled "Representations and Warranties of the Company."

Representations and Warranties of Fair Isaac and Acquisition Sub

        The Merger Agreement contains customary representations and warranties made by Fair Isaac and Acquisition Sub relating to, among other things:

  •
  corporate organization and similar matters with respect to Fair Isaac and Acquisition Sub;

  •
  the authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of governmental authorities and third parties relating to, the Merger Agreement and related matters with respect to Fair Isaac and Acquisition Sub;

  •
  the absence of proceedings challenging or threatened in connection with execution and delivery of the Merger Agreement or the consummation of the transactions contemplated thereby;

  •
  Fair Isaac's and Acquisition Sub's engagement of, and payments to, brokers, investment bankers or similar parties;

  •
  Fair Isaac's ability to pay the merger consideration; and

  •
  the accuracy and completeness of information to be supplied by Fair Isaac or Acquisition in connection with this proxy statement.

        The representations and warranties in the Merger Agreement are complicated and are not easily summarized. You are urged to read carefully and in its entirety Section 6.02 of the Merger Agreement entitled "Representations and Warranties of Buyer and Acquisition."

Conditions to Consummation of the Merger

        The obligations of the Company, Fair Isaac and Acquisition Sub to consummate the merger are conditioned upon conditions precedent, including (i) accuracy of the representations and warranties in the Merger Agreement, (ii) approval of the Merger Agreement and the merger by the stockholders of the Company, and (iii) no governmental entity having enacted or issued any law, regulation or injunction preventing the merger.

        In addition, the obligations of Fair Isaac and Acquisition Sub to consummate the merger are conditioned upon the following conditions precedent:

  (a)
  there shall not have been, since the date of the Merger Agreement, an event, development or condition that has had or is reasonably likely to have, individually or in the aggregate, a material adverse effect;

        (b)   the Company shall obtain in writing any consents, licenses, permits, approvals and certificates required in connection with the merger, except for those the failure of which to obtain would not be reasonably likely to have a material adverse effect;

        (c)   the holders of not more than 7.5% of the issued and outstanding common stock of the Company shall have taken action entitling them to appraisal rights;

        (d)   Steven J. Braun, Chairman and CEO of the Company, shall enter into an employment agreement with Fair Isaac and certain other individuals shall be full-time employees of the Company and shall not have given notice of an intention to resign such full-time employment;

        (e)   pro forma consulting revenue, excluding expense reimbursements, of the Company and its subsidiaries, taken as a whole, for the three month period ending on the last day of the month immediately preceding the closing date, as measured in accordance with pro forma percentage of completion consistently applied by the Company, will be equal to not less than ninety percent (90%) of the Company's consulting revenue, excluding expense reimbursements, taken as a whole, for the three month period ending on September 30, 2004, as measured in accordance with generally accepted accounting principles as consistently applied by the Company; and

        (f)    the balance of the Company's working capital (current assets less current liabilities), excluding the transaction and severance costs of the merger to the extent they would otherwise be included in such calculation, shall be at the close of business on the last day of the calendar month immediately preceding the Closing Date, not less than $16,500,000 if such last day of the month shall be on September 30, 2004; $16,250,000 if such last day of the month shall be on October 31, 2004; $16,000,000 if such last day of the month shall be on November 30, 2004; or $15,750,000 if such last day of the month shall be on December 31, 2004 or on the last day of any calendar month thereafter.

        In addition to the foregoing conditions, the Merger Agreement, attached to this proxy statement as Exhibit A, describes other conditions that must be met before the merger may be consummated. The Company cannot assure the stockholders of the Company as to when or if all of the conditions to the merger can or will be satisfied or waived by the party permitted to do so. If the merger is not consummated on or before January 31, 2005, either Fair Isaac or the Company may terminate the Merger Agreement, unless it is not consummated because of the breach of the Merger Agreement by the party seeking termination.

        Several of the Company's representations and warranties in the Merger Agreement are qualified by reference to whether the item in question has a "material adverse effect" on the Company. The Merger Agreement provides that a "material adverse effect" means any change or effect, or any event, occurrence, state of facts or development that is materially adverse to the business, operations, results of operations, properties, assets, liabilities or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole. However, the following will not be deemed to constitute a material adverse effect and will not be taken into account in determining whether there has been a material adverse effect on the Company:

  •
  any change in the market price or trading volume of the common stock of the Company after the date of the Merger Agreement;

  •
  any effect resulting from compliance with the terms of, or the taking of any action required by, the Merger Agreement;

  •
  any effect resulting from the announcement of the pendency of the merger (including loss of personnel or clients, actions by clients or competitors or the delay or cancellation of orders for services and products);

  •
  any effect resulting from changes affecting general worldwide economic or capital market conditions;

  •
  any effect resulting from changes affecting the United States economy generally;

  •
  any effect resulting from changes affecting the industries in which the Company operates generally;

  •
  any effect resulting from changes in laws after the date of the Merger Agreement;

  •
  any effect resulting from changes in generally accepted accounting principles after the date of the Merger Agreement; or

  •
  an outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war, of the occurrence of any acts of terrorism.

Waiver, Amendment and Termination

        To the extent permitted by law, the Company and Fair Isaac may agree in writing to amend or modify the Merger Agreement, whether before or after the stockholders of the Company have approved the Merger Agreement; provided, however, that after such approval by the stockholders of the Company no amendments may be made that decrease the amount or form of consideration to be received by the holders of shares of the common stock of the Company.

        Any obligation, covenant, agreement or condition of the Merger Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof.

        The Merger Agreement may be terminated as follows:

  (1)
  by mutual written consent of Fair Isaac and the Company at any time before the effective time of the merger;

  (2)
  by Fair Isaac or the Company if: (i) the merger has not been consummated on or before January 31, 2005 (except that termination is not available to a party to the extent such party's breach resulted in the failure of the merger to consummate by such date); (ii) the stockholders of the Company fail to approve the Merger Agreement and the merger; or (iii) the other parties' conditions of the merger become impossible to fulfill other than for reasons totally within the control of the terminating party;

  (3)
  by the Company, before stockholder approval, concurrently with the recommendation or approval by the board of directors of the Company of a superior proposal (subject to certain conditions); or

  (4)
  by Fair Isaac if: (i) the Company violates the no shopping provisions of the Merger Agreement; (ii) the Company fails to call or hold the special meeting, to solicit proxies in favor of approval of the Merger Agreement and the merger or to conduct the vote to approve same; (iii) the board of directors of the Company fails to recommend approval of the Merger Agreement or the merger to the Company's stockholders, withdraws, qualifies or modifies (in a manner adverse to Fair Isaac) such recommendation or its approval of the Merger Agreement or the merger once given; (iv) the board of directors of the Company accepts, recommends or approves, or makes a determination to accept, recommend or approve, an acquisition proposal; or (v) the Company enters into any agreement for consummation of an acquisition proposal.

        If the Merger Agreement is terminated in accordance with its terms, it will become void and have no effect, without any liability on the part of any party to the Merger Agreement or its respective directors, officers or stockholders, except with respect to brokers' or finders' fees, payment of a termination fee of $1,000,000 (in certain cases relating to termination by the Company) or in connection with a material breach of representation, warranty or covenant under the Merger Agreement.

Conduct of Business Pending the Merger

        Under the Merger Agreement, the Company has agreed that prior to the effective time of the merger, subject to certain exceptions, the Company will and will cause each of its subsidiaries to, except as otherwise consented to by Fair Isaac, carry on their businesses in the ordinary course consistent with past practice, and shall use commercially reasonable efforts to preserve intact in all material respects its business organization, assets and technology and its relationships with third parties and to keep available the services of officers and key employees. In addition, the Company has agreed that, among other things and subject to certain exceptions, it shall not, except as required in connection with the merger or with Fair Isaac's written consent:

  •
  amend its certificate of incorporation or bylaws;

  •
  increase or decrease the number of authorized shares of its capital stock;

  •
  make changes in its equity structure;

  •
  purchase, redeem or cancel for value, or permit any of its subsidiaries to purchase, redeem or cancel for value, any shares of capital stock or other equity securities (or rights to purchase or securities convertible into or exchangeable for same) of the Company or its subsidiaries;

  •
  declare dividends, or permit its subsidiaries to do so; or

  •
  designate any class or series of its shares of preferred stock.

        In addition, the Company has agreed that, among other things and subject to certain exceptions, neither the Company nor its subsidiaries may, without Fair Isaac's written consent:

  •
  issue, grant, sell or pledge any shares of capital stock or other equity securities (other than with respect to exercised options) or any options, warrants or other rights to purchase any such capital stock or other equity securities, any securities convertible into or exchangeable for any such capital stock or similar rights;

  •
  purchase, lease or acquire assets or properties with fair values in excess of $25,000 individually or $50,000 in the aggregate (other than inventory and supplies in the ordinary course of business consistent with past practice);

  •
  sell, lease, encumber or mortgage or dispose of material assets or properties (except for inventory and obsolete equipment in the ordinary course consistent with past practice);

  •
  waive, release, grant or transfer rights of value or modify or change in any respect any existing license, contract or other document, other than in the ordinary course of business consistent with past practice and in a manner not reasonably likely to have a material adverse effect;

  •
  incur indebtedness for money borrowed other than indebtedness of the Company to its wholly owned subsidiaries or of a wholly owned subsidiary to the Company or its other wholly owned subsidiaries, or incur any purchase money indebtedness for fixed assets or enter into any capitalized lease;

  •
  incur any other liability or obligation (except of the Company to its wholly owned subsidiaries or of a wholly owned subsidiary to the Company or its other wholly owned subsidiaries), other than in the ordinary course of business consistent with past practice, or assume, guarantee, endorse (other than endorsements of checks in the ordinary course of business) or otherwise as an accommodation become responsible for the obligations of any other person (except by the Company with respect to the obligations of its wholly owned subsidiaries or by a subsidiary with respect to the obligations of the Company or its other wholly owned subsidiaries);

  •
  except as otherwise required by the Merger Agreement, enter into any new employee benefit plan, program or arrangement, or any new employment, severance or consulting agreement, amend any existing employee benefit plan, program or arrangement, or any existing employment, severance or consulting agreement, pay any retention, "stay," transaction or other bonuses in connection with the transactions contemplated by the Merger Agreement (including without limitation under existing discretionary bonus arrangements or pools), or grant any increases in compensation or benefits or enter into any new employment agreements other than pursuant to customary salary and employee benefit administration in the ordinary course of business consistent with past practice;

  •
  enter into, extend, renew, modify or amend any collective bargaining agreement, or enter into any substantive negotiations with respect thereto without keeping Fair Isaac informed thereof and, subject to any applicable legal restrictions, obtaining Fair Isaac's prior approval before proposing any terms or changes in terms, which approval shall not be unreasonably withheld;

  •
  enter into any other material transaction, other than in the ordinary course of business consistent with past practices;

  •
  make any tax election, settle or compromise any material federal, state, local or foreign income tax liability, file any federal, state, local or foreign income tax return without affording Fair Isaac a reasonable opportunity to review and comment on such return, or take any position on any matter in any federal, state, local or foreign income tax return (except to the extent it is legally or contractually required to do so) as to which Fair Isaac has reasonably objected prior to the filing of such return;

  •
  change any accounting principles used by it, unless required by generally accepted accounting principles;

  •
  settle any litigation, proceedings or claims other than those arising in the ordinary course of business the settlement of which is not reasonably likely to have a material adverse effect;

  •
  enter into any agreement with any affiliate of the Company or any associate other than agreements solely between the Company and one or more of its wholly owned subsidiaries or between two or more of the Company's wholly owned subsidiaries; or

  •
  enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

        The covenants in the Merger Agreement relating to the conduct of the Company's business are complicated and not easily summarized. You are urged to read carefully and in its entirety Section 2.01 of the Merger Agreement entitled "Operation of Business of the Company Between the Date of this Agreement and the Effective Time."

No Solicitation

        Under the Merger Agreement, the Company has agreed that will not, and will not authorize or permit any of its officers, directors, employees, financial advisors, representatives, agents, subsidiaries or affiliates to, directly or indirectly:

  •
  solicit, seek, initiate or encourage any inquiries or proposals that constitute, or would reasonably be likely to lead to, an acquisition proposal;

  •
  engage in discussions or negotiations with any third party concerning any acquisition proposal, or provide any non-public information, or afford access to the properties, books, records or personnel of the Company or any of its subsidiaries, to any third party that is considering making, or has made, any acquisition proposal; or

  •
  agree to or recommend any acquisition proposal.

        Under the Merger Agreement, the Company is not prevented from (A) participating in discussions or negotiations with, or furnishing information to, a potential acquiror if and only to the extent (1) the Company complied with the no shopping provisions in the Merger Agreement, (2) the board of directors of the Company determines that such acquisition proposal is reasonably likely to result in a superior proposal, and (3) prior to entering into discussions or furnishing any information to the potential acquirer, the Company receives from such party an executed confidentiality agreement with terms no less favorable than the confidentiality agreement entered into between Fair Isaac and the Company; or (B) complying with Rule 14e-2 promulgated under the Securities and Exchange Act of 1934 with regard to an acquisition proposal.

        The Merger Agreement defines an "acquisition proposal" as a proposal or offer for (A) a merger, consolidation or business combination involving the Company or any of its subsidiaries, (B) a sale of assets of the Company and its subsidiaries, taken as whole (other than the sale or other disposition in the ordinary course of business consistent with past practice), of more than twenty-five percent (25%) of the assets of the Company and its subsidiaries as a whole, or (C) a sale of shares of capital stock of the Company or any of its subsidiaries (including without limitation by way of a tender offer) or any similar transaction involving the Company or any of its subsidiaries relating to more than twenty-five percent (25%) of the total outstanding voting securities of the Company or any of its subsidiaries, other than the transactions contemplated by this Agreement. A "superior proposal" is an acquisition proposal (with all of the percentages included in the definition of acquisition proposal increased to 50% for purposes of this definition) made by a third party that was not solicited by the Company in violation of the Merger Agreement and that, in the good faith judgment of the board of directors of the Company, taking into account, to the extent deemed appropriate by them, the various legal, financial and regulatory aspects of the acquisition proposal and the person or group making such proposal, (x) if accepted, is reasonably likely to be consummated, and (y) if consummated, would result in a transaction that is more favorable to the Company's stockholders (in their capacity as stockholders), from a financial point of view, than the transactions contemplated by the Merger Agreement.

        If the board of directors of the Company determines to recommend or approve a superior proposal, it must give Fair Isaac written notice thereof containing all material terms and conditions of the superior proposal and furnish Fair Isaac with a copy of all written materials and information delivered or made available to the third party making the superior proposal at least four business days prior to recommending or approving the superior proposal. The Company is required to afford Fair Isaac a reasonable opportunity within such four business day period to make such adjustments to the terms and conditions of the Merger Agreement as would enable the board of directors of the Company to maintain its recommendation of the Merger Agreement. The board of directors of the Company shall not recommend or approve such superior proposal and the Company shall not give any notice of termination of the Merger Agreement in connection with a superior proposal if Fair Isaac submits to the Company within such four-day period an amendment to the Merger Agreement reflecting such adjustments, unless the board of directors of the Company shall have determined in good faith (after consultation with the Company's financial and legal advisors) that the transactions contemplated in the Merger Agreement, as so amended, would not, if consummated, result in a transaction that is at least as favorable to the Company's stockholders (in their capacity as stockholders) from a financial point of view.

        Notwithstanding anything in the Merger Agreement to the contrary, the board of directors of the Company may not recommend, approve or accept a superior proposal unless the Company concurrently therewith terminates the Merger Agreement and makes the termination payments required by the Merger Agreement.

Management and Operations After the Merger

        The directors and officers of Acquisition Sub immediately prior to the effective time of the merger will be the directors and officers of surviving corporation, until their successors are elected or as otherwise provided in the bylaws of the surviving corporation.

Accounting Treatment

        The merger will be accounted for as a purchase. Under the purchase method of accounting, the recorded amounts of assets and liabilities of the Company will be valued at their estimated fair value at the time of the merger. The excess of the consideration that Fair Isaac pays over the fair value of the Company's assets will be recorded as goodwill on Fair Isaac's financial statements, which is not amortized. Instead, goodwill is evaluated annually, or more frequently if impairment indicators arise, for impairment.

Expenses and Fees

        Whether or not the merger is consummated, all fees and expenses incurred in connection with the Merger Agreement will be paid by the party incurring such expenses.

Exchange Procedures

        Immediately prior to or upon the effective time of the merger, Fair Isaac or its disbursing agent will send to each stockholder of the Company a letter of transmittal and instructions for the exchange of the certificates representing shares of the common stock of the Company for the merger consideration. You must wait until you receive such instructions to exchange your certificates for the merger consideration.

        You should not send in your certificates until you receive a letter of transmittal and instructions.

        After you surrender to Fair Isaac or its disbursing agent certificates representing shares of the common stock of the Company with a properly completed letter of transmittal, Fair Isaac or its disbursing agent will mail you a check for the amount to which you are entitled (without interest), as provided in the Merger Agreement. Neither Fair Isaac nor its disbursing agent will be obligated to deliver the merger consideration to you, as a former stockholder of the Company, until you have surrendered your certificates representing shares of the common stock of the Company and all related documents.

        After the effective time of the merger, the stock transfer ledger of the Company will be closed and no transfer of shares of the common stock of the Company by any stockholder will thereafter be made or recognized. If certificates representing shares of the common stock of the Company are presented for transfer after the effective time of the merger, they will be canceled and exchanged by Fair Isaac's disbursing agent for a check for the amount (without interest) to which the stockholder is entitled as provided in the Merger Agreement.

BUSINESS OF THE COMPANY

Background

        Braun Consulting, Inc. ("Braun Consulting") is a professional services firm delivering customer focused business solutions. Founded in 1993, Chicago-based Braun Consulting helps companies solve complex business problems through the delivery of integrated strategy and technology solutions ("Business Solutions"). Our Business Solutions span the functional disciplines of sales, marketing, customer and field service, manufacturing, finance, and information technology primarily across the following industry sectors: healthcare and pharmaceuticals; media and telecommunications; financial services; manufacturing and technology; and retail and consumer packaged goods. We work with Fortune 1000 and middle market companies to develop business and customer growth strategies, integrated marketing programs, organizational change plans and technology solutions. Business Solutions enable organizations to realize value from their customer base, optimize the relationship between supply and customer demand, and ultimately, improve business performance.

Business Properties

        The headquarters of the Company are located at 20 West Kinzie Street, Suite 1500, Chicago, Illinois 60610, and its telephone number is (312) 984-7000. The Company leases office facilities under noncancelable and cancelable operating lease agreements expiring at various dates through 2012. Our headquarters are located in Chicago, Illinois. Our administrative, finance, sales and marketing operations are located in Chicago, Illinois; Boston, Massachusetts; New York, New York; and Indianapolis, Indiana. Our facilities in Chicago are located in approximately 85,000 square feet of leased office space; our facilities in Boston are located in approximately 11,700 square feet of leased office space; our facilities in New York are located in approximately 16,500 square feet of leased office space; and our facilities in Indianapolis, Indiana are located in approximately 4,600 square feet of leased office space. We also serve clients out of leased office space in Dallas, Texas.

Competition

        Competition in the professional services marketplace is strong. Our current and anticipated competitors include:

  •
  specialized e-Business consulting firms such as Digitas, Inforte and eLoyalty, which are focused on Internet based, digital business solutions and customer relationship management;

  •
  systems integrators such as Answerthink, Accenture, Deloitte, Bearing Point, Cap Gemini Ernst & Young and IBM Global Services;

  •
  strategy and management consulting firms such as Bain, Boston Consulting Group, DiamondCluster and McKinsey;

  •
  offshore application development and maintenance consulting firms such as Satyam, Wipro, HCL, and Infosys;

  •
  regional specialized information technology firms;

  •
  vendor based services organizations of companies such as Siebel and Oracle; and

  •
  internal management and information technology departments of current and prospective client organizations.

        The market for our services is subject to rapid technological change and increased competition from large existing players, new entrants, and internal management and information technology groups. We believe the principal competitive factors in our market include Internet and customer relationship management expertise and talent, client references, integrated strategy, business intelligence and data warehousing capabilities, quality executive management, consulting skills, pricing and speed of service delivery, and industry specific knowledge and experience.

Legal Proceedings

        Braun Consulting and Steven Braun, Thomas Duvall, and John Burke, as officers of Braun Consulting, are defendants in a lawsuit, Luciano Mor v. Braun Consulting, Inc.; Steven Braun; Thomas Duvall; John Burke; Adams, Harkness & Hill, Inc.; Credit Suisse First Boston Corp.; FleetBoston Robertson Stephenson, Inc.; J.P. Morgan Chase & Co.; Lehman Brothers Holdings, Inc.; Prudential Securities Incorporated; and Salomon Smith Barney Holdings, Inc., Case No. 01 CV 10629, filed on November 26, 2001, in the United States District Court for the Southern District of New York ("the Case"). Messrs. Duvall and Burke are former officers of Braun Consulting. The class action complaint in the Case alleges violations of federal securities laws in connection with the Company's initial public offering occurring in August 1999 based on alleged omissions in the Company's prospectus relating to compensation payable to, and the manner of distribution of the Company's initial public offering shares by, Braun Consulting's underwriters. The complaint does not allege any claims relating to any alleged misrepresentations or omissions with respect to the Company's business. The Case is among approximately 300 putative class actions against certain issuers, their officers and directors, and underwriters with respect to such issuers' initial public offerings, coordinated as In re Initial Public Offering Securities Litigation, 21 MC 92 (SAS) (collectively, the "IPO Securities Litigation").

        Braun Consulting has entered into a Memorandum of Understanding (the "MOU"), along with most of the other defendant issuers in the IPO Securities Litigation, whereby such issuers and their officers and directors (including Braun Consulting and Messrs. Braun, Duvall and Burke) will be dismissed with prejudice from the IPO Securities Litigation, subject to the satisfaction of certain conditions. Under the terms of the MOU, neither Braun Consulting nor any of its formerly named individual defendants admit any basis for liability with respect to the claims in the Case. The MOU provides that insurers for Braun Consulting and the other defendant issuers participating in the settlement will guaranty that the plaintiffs will recover at least $1 billion to settle the IPO Securities Litigation, except that no such payment will occur until claims against the underwriters are resolved and such payment will be paid only if the recovery against the underwriters for such claims is less than $1 billion and then only to the extent of any shortfall. Under the terms of the MOU, neither Braun Consulting nor any of its named directors will pay any amount of the settlement. The MOU further provided that participating defendant issuers will assign certain claims they may have against the defendant underwriters in connection with the IPO Securities Litigation. The MOU is subject to the satisfaction of certain conditions, including, among others, approval of the court and the issuers' insurers. Pursuant to the MOU, the parties have filed motions with Court seeking certification of the class and approval of the settlement contemplated by the MOU. The Court has not yet ruled on the motions. Management does not believe that an adverse decision in such litigation will have a material adverse effect on the financial condition or results of operation of the Company.

Management

        The following table presents certain information about the directors and executive officers of the Company:

Name	Age	Present Occupation and Principal Occupation for Last Five Years	Position and Office Held with the Company	Director or Executive Officer Since
Paul J. Bascobert	40	Executive Vice President of the Company	Executive Vice President	1999
Steven J. Braun	44	CEO, President and Chairman of the Board of Directors of the Company	Chairman, President and CEO	1993
William M. Conroy	45	CEO, President and a Director of Initiate Systems, Inc. Prior to joining Initiate in 2002, served as President and COO of Click Commerce from 2001 to 2002. Prior to joining Click Commerce, Mr. Conroy served as Executive Vice President and COO of Ten Fold Corporation from 1997 to 2000.	Director	1999
F. Mark D'Annolfo	46	Private investor since 2002. From 1999 to 2001, Mr. D'Annolfo was a Managing Director at Deutsche Bank Securities.	Director	2004
William H. Inmon	59	Partner in Inmon Data Systems. Prior to joining Inmon Data in 2003, Mr. Inmon was a partner in BillInmon.com from 2000 to 2003, and Chief Technology Officer of Ambeo, Inc. from 1995 to 2000.	Director	1999
James M. Kalustian	44	Executive Vice President of the Company	Director and Executive Vice President	1999
Paul J. Marushka	36	Joined the Company in April 2004. Prior to joining the Company, Mr. Marushka served in various roles at eLoyalty Corporation from 2000 to 2004, and at ABN AMRO from 1998 to 2000.	Senior Vice President	2004
Gregory A. Ostendorf	49	General Counsel and Secretary of the Company	General Counsel and Secretary	1997
David R. Reinke	48	Senior Vice President of the Company	Senior Vice President	2002

Thomas A. Schuler	42	Senior Vice President and Chief Financial Officer of the Company	CFO, Senior Vice President	2000
Eric V. Schultz	43	Chairman and CEO of Quantia Communications, Inc. since 2003. Prior to founding Quantia, Mr. Schultz served as Chairman and CEO of Wireless Knowledge, a subsidiary of QUALCOMM Incorporated, from 1999 to 2002.	Director	1999
James T. Walsh	41	Joined the Company in 2002. Prior to joining the Company, Mr. Walsh was with Answerthink in 2002, eLoyalty Corporation from 2000 to 2002, and AT&T from 1998 to 2000.	Senior Vice President	2004

        The directors and executive officers of the Company listed above own and/or control the voting rights of a total of 9,241,505 shares of the common stock of the Company (i.e., 53.6% of the outstanding shares of the common stock).

Employees

        On September 17, 2004, the Company had 171 full-time employees. The employees of the Company are not represented by a collective bargaining group, and the Company considers its relations with its employees to be good. Employees are provided normal benefits such as medical, paid vacations, sick leave under the Company's Paid Time-Off Policy and seven (7) holidays.

Transactions with Management

        In the ordinary course of business, the Company on limited occasions enters into transactions with its executive officers, directors, and organizations with which such persons are associated. Such transactions are on substantially the same terms as those prevailing at the time for comparable transactions with others and do not involve more than a normal risk of collectibility or present other unfavorable features. The Company did not make any loans to the aforementioned persons in 2003 or 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to the shares of Common Stock (the only outstanding class of voting securities of the Company) owned of record and beneficially as of    •    , unless otherwise specified, by (i) all persons known to possess voting or dispositive power over more than 5% of the Common Stock, (ii) each director and named executive officer, and (iii) all directors and executive officers of the Company as a group:

	Amount and Nature of Beneficial Ownership	Percentage of Class
Steven J. Braun (1)	8,566,447	49.7%
James M. Kalustian (2)	478,625	2.8%
Paul J. Bascobert (3)	303,006	1.8%
Thomas A. Schuler (4)	90,298	*
David R. Reinke (5)	69,050	*
Eric V. Schultz (6)	52,000	*
Gregory A. Ostendorf (7)	52,950	*
Paul J. Marushka (8)	50,000	*
James T. Walsh (9)	32,750	*
William M. Conroy (6)	16,000	*
William H. Inmon (6)	16,000	*
F. Mark D'Annolfo (10)	4,000	*
All directors and executive officers as a group (12 persons) (11)	9,731,126	54.9%

*
Represents less than one percent of the total.

(1)
Includes an aggregate of 301,160 shares of Common Stock held in trust for Mr. Braun's children.

(2)
Includes an aggregate of 130,000 shares of Common Stock held by a family limited partnership of which Mr. Kalustian is the general partner, and 121,275 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

(3)
Includes 75,600 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

(4)
Includes 75,496 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

(5)
Includes 51,550 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

(6)
Includes 16,000 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

(7)
Includes 30,950 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

(8)
Includes 50,000 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

(9)
Includes 32,750 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

(10)
Includes 4,000 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

(11)
Includes 489,621 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of September 24, 2004.

OTHER MATTERS

        The board of directors of the Company does not know of any matters that will be presented for consideration at the special meeting of the stockholders of the Company other than those described herein. However, if any other matters are properly brought before the special meeting or any adjournment or postponement thereof and are voted upon, it is intended that the proxies will act in accordance with their best judgment unless "Authority Withheld" is indicated in the appropriate box on the proxy card.

WHERE YOU CAN FIND MORE INFORMATION

        The Company and Fair Isaac file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that the Company and Fair Isaac file with the Securities and Exchange Commission at the Securities and Exchange Commission's website at www.sec.gov or at its public reference room at the following location:

Public Reference Room
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

Exhibit A

AGREEMENT AND PLAN OF MERGER

among

BRAUN CONSULTING, INC.

and

FAIR ISAAC CORPORATION

and

HSR ACQUISITION, INC.

Dated as of September 20, 2004

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7.06	Additional Agreements	33
7.07	Notices	33
7.08	Assignment	34
7.09	Interpretation	34
7.10	Governing Law; Jurisdiction	35
7.11	Counterparts	35
7.12	Headings	35
7.13	Severability	35
7.14	Enforcement	35
7.15	Entire Agreement	35
Exhibits
Exhibit A Certificate of Incorporation of Acquisition
Exhibit B Form of Employment Agreement for Steven J. Braun
Exhibit C List of Key Employees

ii

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of September 20, 2004 (this "Agreement"), by and among BRAUN CONSULTING, INC., a Delaware corporation (the "Company"), FAIR ISAAC CORPORATION, a Delaware corporation ("Buyer"), and HSR ACQUISITION, INC., a Delaware corporation and a wholly-owned subsidiary of Buyer ("Acquisition") (the Company and Acquisition being sometimes hereinafter collectively referred to as the "Constituent Corporations").

WITNESSETH:

        WHEREAS, the Boards of Directors of the Company, Buyer and Acquisition deem a merger of the Company and Acquisition pursuant to the terms hereof (the "Merger") advisable and in the best interests of their respective corporations and their respective stockholders; the Boards of Directors of the Company, Buyer and Acquisition have, by resolutions duly adopted, approved this Agreement and the Merger and the Boards of Directors of the Company and Acquisition have directed that this Agreement and the Merger be submitted to a vote of the stockholders of their respective Constituent Corporations in accordance with the laws of the State of Delaware; and the Board of Directors of Buyer, being the sole stockholder of Acquisition, has approved this Agreement and the Merger in accordance with the laws of the State of Delaware; and

        WHEREAS, the Company, Buyer and Acquisition desire to effect the Merger and the other transactions contemplated hereby on the terms and subject to the conditions set forth below.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained and for the purpose of prescribing the terms and conditions of the Merger, the manner and basis of converting shares of capital stock of the Company into cash, the manner and basis of converting outstanding options to acquire shares of capital stock of the Company into options to acquire shares of capital stock of Buyer, and such other provisions as are deemed necessary or desirable, the parties agree that the Merger shall be effected on the terms and subject to the conditions set forth below and in accordance with the applicable laws of the State of Delaware.

ARTICLE I

THE MERGER

        1.01    The Merger.    At the Effective Time (as defined in Section 1.03 hereof), and in accordance with the terms of this Agreement and the General Corporation Law of the State of Delaware (the "Delaware Law"), Acquisition shall be merged with and into the Company, the separate corporate existence of Acquisition shall thereupon cease, and the Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"), the name of which shall be Fair Isaac Consulting, Inc.

        1.02    Surviving Corporation.    At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law.

        1.03    Effective Time of the Merger.    As soon as practicable on the Closing Date (as defined in Section 4.01 hereof), the Company and Acquisition shall execute in the manner required by the Delaware Law and deliver for filing to the Secretary of State of the State of Delaware a certificate of merger with respect to the Merger as required by Delaware Law (the "Certificate of Merger"). The Merger shall become effective at the time the Certificate of Merger is accepted for filing with the Secretary of State of the State of Delaware or at such later time as is set forth in the Certificate of Merger, and the term "Effective Time" shall mean the date and time when the Merger shall become effective.

        1.04    Certificate of Incorporation and By-Laws of the Surviving Corporation.

          (a)   The Certificate of Incorporation of Acquisition, a copy of which is attached hereto as Exhibit A, shall be the Certificate of Incorporation of the Surviving Corporation, until amended in accordance with the laws of the State of Delaware, except that, from and after the Effective Time, Article I of the Certificate of Incorporation of the Surviving Corporation shall be amended to read as follows:

"ARTICLE I

The name of this Corporation is Fair Isaac Consulting, Inc."

          (b)   The By-Laws of Acquisition in effect immediately prior to the Effective Time shall be deemed, by virtue of the Merger and without further action by the stockholders or directors of the Surviving Corporation or Acquisition, to be the By-Laws of the Surviving Corporation, until further amended in accordance with the laws of the State of Delaware.

        1.05    Board of Directors and Officers of the Surviving Corporation.    The directors of Acquisition immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each of such directors to hold office, subject to the applicable provisions of the By-Laws of the Surviving Corporation, until the expiration of the term for which such director was elected and until his or her successor is elected and has qualified or as otherwise provided in the By-Laws of the Surviving Corporation. The officers of Acquisition immediately prior to the Effective Time shall be the officers of the Surviving Corporation until their respective successors are chosen and have qualified or as otherwise provided in the By-Laws of the Surviving Corporation.

        1.06    Conversion of Shares.    The manner and basis of converting the shares of each of the Constituent Corporations shall be as follows:

          (a)   At the Effective Time, each share of common stock of the Company, par value $.001 per share (the "Company Common Stock"), which is issued and outstanding immediately prior to the Effective Time (other than (i) Dissenting Shares (as defined in Section 1.07 hereof), and (ii) shares of Company Common Stock held of record by Buyer or Acquisition or any other direct or indirect subsidiary of Buyer or the Company immediately prior to the Effective Time) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and represent the right to receive (as provided in Section 1.09(a) hereof) $2.34 in cash (the "Merger Consideration"), prorated for fractional shares, if any, subject to the terms of the Employment Agreement (as defined in Section 3.01(g) hereof) in the case of shares of Company Common Stock held by Steven J. Braun.

          (b)   At the Effective Time, each share of common stock of Acquisition, par value $.001 per share, which is issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for one share of common stock of the Surviving Corporation, which shall constitute the only issued and outstanding shares of capital stock of the Surviving Corporation immediately after the Effective Time.

          (c)   At the Effective Time, each share of Company Common Stock held of record by Buyer or Acquisition or any other direct or indirect subsidiary of Buyer or the Company immediately prior to the Effective Time and each share of Company Common Stock held in the treasury of the Company immediately prior to the Effective Time shall be canceled and cease to exist at and after the Effective Time, and no payment shall be made with respect thereto.

        1.07    Dissenters' Rights.    Notwithstanding any provision of this Agreement to the contrary, any shares of Company Common Stock outstanding immediately prior to the Effective Time held by a holder who has demanded and perfected the right, if any, for appraisal of those shares in accordance with the provisions of Section 262 of the Delaware Law and as of the Effective Time has not withdrawn or lost such right to such appraisal ("Dissenting Shares") shall not be converted into or represent a right to receive a cash payment pursuant to Section 1.06(a) hereof, but the holder shall

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only be entitled to such rights as are granted by the Delaware Law. If a holder of shares of Company Common Stock who demands appraisal of those shares under the Delaware Law shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the Effective Time or the occurrence of such event, whichever occurs later, those shares shall be converted into and represent only the right to receive the Merger Consideration as provided in Section 1.06(a) hereof, without interest, upon compliance with the provisions, and subject to the limitations, of Section 1.09 hereof. The Company shall give Buyer (a) prompt notice of any written demands for appraisal of any shares of Company Common Stock, attempted withdrawals of such demands, and any other instruments received by the Company relating to stockholders' rights of appraisal, and (b) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the Delaware Law. The Company shall not, except with the prior written consent of Buyer, voluntarily make any payment with respect to any demands for appraisal of Company Common Stock, offer to settle or settle any such demands or approve any withdrawal of any such demands.

        1.08    Stock Options.

          (a)   Each option to purchase Company Common Stock (a "Company Option") that was granted under any employee or director stock option or compensatory plan or other arrangement with the Company prior to the Effective Time, whether or not exercisable at the Effective Time, and which remains outstanding immediately prior to the Effective Time, shall be assumed by Buyer, shall cease to represent a right to acquire shares of Company Common Stock and shall be appropriately adjusted and converted, at the Effective Time, into an option to acquire Buyer Common Stock (the "Buyer Option") under the applicable stock option plan of the Company (all of which plans shall be assumed by Buyer at the Effective Time) in accordance with this Section 1.08(a). The Buyer Option shall entitle the holder to purchase from Buyer that number of whole shares of common stock of Buyer, par value $.01 per share (the "Buyer Common Stock"), equal to the product of the number of shares of Company Common Stock that were subject to such Company Option immediately prior to the Effective Time multiplied by 0.0836, rounded down to the nearest whole number of shares of Buyer Common Stock, and the per share exercise price for the shares of Buyer Common Stock issuable upon exercises of such substituted Buyer Option will be equal to the quotient determined by dividing the exercise price per share of the Company Common Stock at which such Company Option was exercisable immediately prior to the Effective Time by 0.0836, rounded up to the nearest whole cent; provided, however, that in the case of any Option to which Section 421 of the Internal Revenue Code of 1986, as amended, and the rules and regulations adopted pursuant thereto (the "Code") applies by reason of its qualification under Section 422 of the Code, the option exercise price, the number of shares subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code so as not to constitute a "modification" of such option.

          (b)   As promptly as practical after the Effective Time, Buyer shall issue to each holder of a Company Option a written instrument evidencing the substitution by Buyer of such Buyer Option.

          (c)   It is the intention of the parties that the Buyer Options substituted by Buyer for Company Options in accordance with Section 1.08(a) hereof qualify following the Effective Time as incentive stock options as defined in Section 422 of the Code to the extent the Company Options qualified as incentive stock options prior to the Effective Time; provided, however, that Buyer is relying solely upon the Company's representations as to whether or not the Company Options qualify as incentive stock options, and Buyer shall not be responsible to the optionee or any other person if such determination is alleged or proves to be incorrect.

          (d)   Promptly following the Closing of the Merger, the Buyer shall (i) register on Form S-8 the issuance of shares of Buyer Common Stock that may be acquired upon exercise by holders of

3

  Buyer Options, and (ii) file an additional listing application, or similar form of notice, to list for quotation on the New York Stock Exchange the Buyer Common Stock that may be acquired upon exercise by holders of Buyer Options. So long as any of the Buyer Options remain outstanding, Buyer shall (i) use commercially reasonable efforts to maintain the effectiveness of the registration statement, and (ii) administer such Buyer Options in accordance with Rule 16b-3 under the Exchange Act.

        1.09    Payment for Shares.

          (a)   At or before the Effective Time, Buyer shall, or Buyer shall require Acquisition to, deposit in immediately available funds with Mellon Investor Services LLC, or any other disbursing agent selected by Buyer that is organized under the laws of the United States or any state of the United States with capital, surplus and undivided profits of at least $100,000,000 (the "Disbursing Agent"), an amount equal to the product (rounded up or down to the nearest whole $.01, with $.005 rounded up to the nearest whole $.01) of (i) the number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares then held of record by Buyer or Acquisition or any other direct or indirect subsidiary of Buyer or the Company), prorated for fractional shares, times (ii) the Merger Consideration; less the amount to be held back from Steven J. Braun pursuant to the terms of the Employment Agreement (such product, net of such deduction, being hereinafter referred to as the "Fund"). Out of the Fund, the Disbursing Agent shall, pursuant to irrevocable instructions from the holders of Company Common Stock, make the payments referred to in Section 1.06(a) hereof, subject to the requirements of paragraph (b) of this Section 1.09. At the request of the Surviving Corporation, in its sole discretion at any time, but without any obligation to make any such request, the Disbursing Agent also may make payments, in discharge of any obligations of the Surviving Corporation pursuant to Section 262 of the Delaware Law, to holders of Company Common Stock who have exercised dissenters' rights pursuant to Section 262 of the Delaware Law and have not subsequently withdrawn or lost such rights as long as the payment from the Fund with respect to any Dissenting Share does not exceed the Merger Consideration. The Disbursing Agent shall invest portions of the Fund as Buyer or the Surviving Corporation directs, provided that substantially all such investments shall be held as cash or in obligations of or guaranteed by the United States of America, in commercial paper obligations receiving the highest rating from either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or in certificates of deposit, bank repurchase agreements or bankers' acceptances of commercial banks with capital, surplus and undivided profits exceeding $100,000,000 (collectively, "Permitted Investments"), or in money market funds which are invested solely in Permitted Investments; provided that no such investment or loss thereon shall affect the amounts payable to the Company's stockholders pursuant to this Article I. Any net profit resulting from, or interest or income produced by, such investments shall be payable to Buyer, and shall be remitted from time to time by the Disbursing Agent upon the request of Buyer. Any amount remaining in the Fund after six months after the Effective Time may be refunded to the Surviving Corporation at its option; provided, however, that the Surviving Corporation shall be liable for any cash payments required to be made thereafter pursuant to Section 1.06(a) hereof and Section 262 of the Delaware Law.

          (b)   As soon as practicable after the Effective Time (and in no event later than five (5) business days following the Effective Time), Buyer shall cause the Disbursing Agent to mail to each holder of record (other than Buyer or Acquisition or any other direct or indirect subsidiary of Buyer or the Company) of a certificate or certificates (a "Certificate" or "Certificates") which immediately prior to the Effective Time represented issued and outstanding shares of Company Common Stock (other than those holders who have exercised dissenters' rights pursuant to Section 262 of the Delaware Law and have not subsequently withdrawn or lost such rights), a letter of transmittal (the "Letter of Transmittal") in a form approved by Buyer and the Company

4

  (such approval not to be unreasonably withheld, delayed or conditioned) for return to the Disbursing Agent, and instructions for use in effecting the surrender of Certificates and to receive cash for each of such holder's shares of Company Common Stock pursuant to Section 1.06(a) hereof. The Letter of Transmittal shall specify that delivery shall be effected, and risk of loss shall pass, only upon proper delivery of such Certificate or Certificates to the Disbursing Agent. The Disbursing Agent, as soon as practicable following receipt of any such Certificate or Certificates together with the Letter of Transmittal, duly executed, and any other items specified by the Letter of Transmittal, shall pay, by check or draft, to the persons entitled thereto, the sum (rounded up or down to the nearest whole $.01, with $.005 rounded up to the nearest whole $.01) of the amounts determined by multiplying (i) the number of shares of Company Common Stock represented by the Certificate or Certificates so surrendered (prorated for fractional shares) by (ii) the Merger Consideration. All of the foregoing payments shall be subject to any required withholding of taxes by the Surviving Corporation. No interest will be paid or accrued on the cash payable upon the surrender of the Certificate or Certificates. If payment is to be made to a person other than the person in whose name the Certificate or Certificates surrendered are registered, it shall be a condition of payment that the Certificate or Certificates so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting the payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate or Certificates surrendered or establish to the satisfaction of the Surviving Corporation that the tax has been paid or is not applicable. Notwithstanding the foregoing, in no event shall the Disbursing Agent pay the amount held back from Steven J. Braun pursuant to the Employment Agreement which amount shall only be paid, if and when due, by Buyer pursuant to the terms of the Employment Agreement.

          (c)   In the event any such Certificate or Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate or Certificates to have been lost, stolen or destroyed, the amount to which such person would have been entitled under Section 1.09(b) hereof but for failure to deliver such Certificate or Certificates to the Disbursing Agent shall nevertheless be paid to such person, provided that either the Surviving Corporation or the Disbursing Agent may, in its sole discretion and as a condition precedent to such payment, require such person to give Buyer, the Surviving Corporation and the Disbursing Agent a written indemnity agreement in form and substance reasonably satisfactory to the Surviving Corporation and the Disbursing Agent and, if deemed advisable in the reasonable discretion of the Surviving Corporation or the Disbursing Agent, a bond in such sum as the Surviving Corporation or the Disbursing Agent may direct as indemnity against any claim that may be had against Buyer, the Surviving Corporation or the Disbursing Agent with respect to the Certificate or Certificates alleged to have been lost, stolen or destroyed.

        1.10    No Further Rights or Transfers.    At and after the Effective Time, all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (including without limitation fractional shares) shall be canceled and cease to exist, and each holder of a Certificate or Certificates that represented shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall cease to have any rights as a stockholder of the Company with respect to the shares of Company Common Stock represented by such Certificate or Certificates, except for the right to surrender such holder's Certificate or Certificates in exchange for the payment provided pursuant to Section 1.06(a) hereof or to perfect such holder's right to receive payment for such holder's shares pursuant to Section 262 of the Delaware Law and Section 1.07 hereof if such holder has validly exercised and not withdrawn or lost such holder's right to receive payment for such holder's shares pursuant to Section 262 of the Delaware Law, and no transfer of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be made on the stock transfer books of the Surviving Corporation.

5

ARTICLE II

COVENANTS, CONDUCT AND TRANSACTIONS PRIOR TO THE EFFECTIVE TIME

        2.01    Operation of Business of the Company Between the Date of this Agreement and the Effective Time.    Except as set forth in the appropriate section of the Disclosure Schedule (as defined in Section 2.01(d)(i) hereof) or as permitted by the terms of this Agreement, from the date of this Agreement through the earlier of termination of this Agreement or the Effective Time:

          (a)   The Company shall use its commercially reasonable efforts to preserve intact in all material respects its business organization, assets and technology and those of its subsidiaries, to maintain its rights and franchises and those of its subsidiaries, to keep available to itself and to the Surviving Corporation the services of the present officers and key employees of the Company and its subsidiaries, and use commercially reasonable efforts to preserve for itself and for the Surviving Corporation the present relationships of the Company and its subsidiaries with persons having significant business dealings with the Company or any of its subsidiaries.

          (b)   The Company shall, and shall cause each of its subsidiaries to, except as otherwise consented to in writing by Buyer, conduct its business and operations in the ordinary course consistent with past practice.

          (c)   Except as required in connection with the Merger or as otherwise consented to in writing by Buyer, the Company shall not:

              (i)  amend its Certificate of Incorporation or By-Laws;

             (ii)  increase or decrease the number of authorized shares of its capital stock, as set forth in Section 6.01(b) hereof;

            (iii)  split, combine or reclassify any shares of its capital stock or make any other changes in its equity capital structure;

            (iv)  purchase, redeem or cancel for value, or permit any of its subsidiaries to purchase, redeem or cancel for value, directly or indirectly, any shares of capital stock or other equity securities of the Company or any of its subsidiaries or any Company Options or other rights to purchase any such capital stock or other equity securities or any other securities convertible into or exchangeable for any such capital stock or other equity securities;

             (v)  declare, set aside or pay, or permit any of its subsidiaries to declare, set aside or pay, any dividend or other distribution or payment in cash, stock or property in respect of shares of its capital stock or other equity securities; or

            (vi)  designate any class or series of shares of its preferred stock, par value $.001 per share (the "Company Preferred Stock" and, together with the Company Common Stock, herein collectively called the "Company Stock").

          (d)   The Company shall not and shall not permit any of its subsidiaries to, except as otherwise consented to in writing by Buyer:

              (i)  issue, grant, sell or pledge any shares of capital stock or other equity securities of the Company or any of its subsidiaries (other than the issuance of shares of Company Common Stock upon exercise of the Company Options described in Section 6.01(b) of the Disclosure Schedule of the Company dated the date hereof, a copy of which has been delivered to Buyer (the "Disclosure Schedule"), in accordance with their terms) or any options, warrants or other rights to purchase any such capital stock or other equity securities or any securities convertible into or exchangeable for any such capital stock or other equity securities or any stock appreciation rights, performance shares, phantom stock or other similar rights based upon the value of any such capital stock or other equity securities, or reprice any Company Options;

6

             (ii)  purchase, lease or otherwise acquire (including without limitation acquisitions by merger, consolidation or stock or asset purchase) any assets or properties, other than those the fair value of which does not exceed $25,000 individually or $50,000 in the aggregate, and other than inventory and supplies acquired in the ordinary course of business consistent with past practice;

            (iii)  sell, lease, encumber, mortgage or otherwise dispose of any material assets or properties, except that the Company and its subsidiaries may sell or otherwise dispose of inventory and obsolete equipment in the ordinary course of business consistent with past practice;

            (iv)  waive, release, grant or transfer any rights of value or modify or change in any respect any existing license, contract or other document or agreement, other than in the ordinary course of business consistent with past practice and in a manner that is not reasonably likely to have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" means any change or effect, or any event, occurrence, state of facts or development (any such item, an "Effect"), that is materially adverse to the business, operations, results of operations, properties, assets, liabilities or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole; provided, however, that none of the following shall be taken into account in determining whether there has been or is reasonably likely to be a Material Adverse Effect: (A) any change in the market price or trading volume of the Company Common Stock after the date hereof, (B) any Effect to the extent resulting from compliance with the terms of, or the taking of any action required by, this Agreement, (C) any Effect resulting from the announcement or pendency of the Merger (including, without limitation, to the extent resulting from the announcement or pendency of the Merger, any (x) actions by clients or competitors, (y) loss of personnel or clients, or (z) the delay or cancellation of orders for services), (D) any Effect that results from changes affecting general worldwide economic or capital market conditions, (E) any Effect that results from changes affecting the United States economy generally, (F) any Effect that results from changes affecting any of the industries in which the Company operates generally, (G) any Effect that results from changes in laws after the date hereof, (H) any Effect that results from changes in generally accepted accounting principles after the date thereof, or (I) any Effect resulting from an outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war, or the occurrence of any acts of terrorism (except to the extent, in the case of clauses (F) and (I) above, of such Effects that have a materially disproportionate adverse effect on the Company as compared to any other company that competes in the Company's industry);

             (v)  incur any indebtedness for money borrowed other than indebtedness of the Company to its wholly-owned subsidiaries or of a wholly-owned subsidiary to the Company or its other wholly-owned subsidiaries, or incur any purchase money indebtedness for fixed assets or enter into any capitalized lease;

            (vi)  incur any other liability or obligation (except of the Company to its wholly-owned subsidiaries or of a wholly-owned subsidiary to the Company or its other wholly-owned subsidiaries), other than in the ordinary course of business consistent with past practice, or assume, guarantee, endorse (other than endorsements of checks in the ordinary course of business) or otherwise as an accommodation become responsible for the obligations of any other person (except by the Company with respect to the obligations of its wholly-owned subsidiaries or by a subsidiary with respect to the obligations of the Company or its other wholly-owned subsidiaries);

7

           (vii)  except as otherwise required by this Agreement, enter into any new employee benefit plan, program or arrangement, or any new employment, severance or consulting agreement, amend any existing employee benefit plan, program or arrangement, or any existing employment, severance or consulting agreement, pay any retention, "stay," transaction or other bonuses in connection with the transactions contemplated by this Agreement (including without limitation under existing discretionary bonus arrangements or pools), or grant any increases in compensation or benefits or enter into any new employment agreements other than pursuant to customary salary and employee benefit administration in the ordinary course of business consistent with past practice;

          (viii)  enter into, extend, renew, modify or amend any collective bargaining agreement, or enter into any substantive negotiations with respect thereto without keeping Buyer informed thereof and, subject to any applicable legal restrictions, obtaining Buyer's prior approval before proposing any terms or changes in terms, which approval shall not be unreasonably withheld;

            (ix)  enter into any other material transaction, other than in the ordinary course of business consistent with past practices;

             (x)  make any tax election, settle or compromise any material federal, state, local or foreign income tax liability, file any federal, state, local or foreign income tax return without affording Buyer a reasonable opportunity to review and comment on such return, or take any position on any matter in any federal, state, local or foreign income tax return (except to the extent it is legally or contractually required to do so) as to which Buyer has reasonably objected prior to the filing of such return;

            (xi)  change any accounting principles used by it, unless required by generally accepted accounting principles;

           (xii)  settle any litigation, proceedings or claims other than those arising in the ordinary course of business the settlement of which is not reasonably likely to have a Material Adverse Effect;

          (xiii)  enter into any agreement with any affiliate of the Company or any Associate (as hereinafter defined) other than agreements solely between the Company and one or more of its wholly-owned subsidiaries or between two or more of the Company's wholly-owned subsidiaries; or

          (xiv)  except as permitted therein, enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

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        2.02    Stockholders' Meeting; Proxy Material.

          (a)   Subject to Section 2.03 hereto, the Company shall cause a special meeting of its stockholders to be duly called and held as soon as reasonably practicable after the execution of this Agreement for the purpose of voting on the approval of this Agreement and the Merger. Subject to the applicable provisions of Sections 2.03(b), 5.01(e) and 7.05 hereof, the Board of Directors of the Company shall recommend to the stockholders of the Company in the Proxy Statement (as hereinafter defined) that they vote in favor of approval of this Agreement and the Merger, and the Company shall solicit proxies in connection with such meeting in favor of such approval and shall otherwise use its commercially reasonable efforts to secure the approval of the stockholders of the Company required to effect the Merger under applicable law. Simultaneously with the execution of this Agreement, Steven J. Braun has entered into a Voting Agreement dated the date hereof (the "Voting Agreement") with Buyer, pursuant to which, among other agreements, he has granted to Charles M. Osborne and Andrea M. Fike, with full power of substitution, an irrevocable proxy (the "Irrevocable Proxy") to vote all shares of Company Common Stock held of record by such stockholder (or over which such stockholder has voting power, by contract or otherwise) to approve this Agreement and the Merger.

          (b)   The Company will prepare, and file with the Securities and Exchange Commission (the "SEC"), a proxy statement (such proxy statement, together with any amendments thereof or supplements thereto, being herein called the "Proxy Statement"), together with a form of proxy, with respect to the stockholders meeting described in Section 2.02(a) hereof as soon as reasonably practicable after the execution of this Agreement and in any event not later than twenty days following the date hereof. The Company (i) shall use its commercially reasonable efforts to have the Proxy Statement cleared by the SEC as soon as reasonably practicable, if such clearance is required, (ii) shall as soon as reasonably practicable thereafter mail the Proxy Statement to the stockholders of the Company, and (iii) shall otherwise comply in all material respects with all applicable legal requirements in respect of such meeting. The Company shall notify Buyer promptly of the receipt of any comments from the SEC or its staff and any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply Buyer with copies of all correspondence between the Company and its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger. Prior to filing the Proxy Statement with the SEC, the Company shall provide reasonable opportunity for Buyer to review and comment upon the contents of the Proxy Statement and shall not include therein any information to which counsel to Buyer shall reasonably object or omit therefrom any information which counsel to Buyer shall reasonably request (unless, in the case of such inclusion or omission, counsel to the Company shall reasonably determine that such information should be included or omitted consistent with applicable legal principles). The Buyer will provide the Company with any information that may be required in order to effectuate the preparation and filing of the Proxy Statement pursuant to this Section 2.02. If at any time prior to the meeting of the stockholders of the Company contemplated by Section 2.02(a) hereof, any event relating to the Company or any of its subsidiaries, officers or directors is discovered by the Company which should be set forth in an amendment or supplement to the Proxy Statement, the Company shall promptly so inform Buyer.

          (c)   Subject to the applicable provisions of Sections 2.03, 5.01 and 7.05 hereof, the Board of Directors of the Company shall not withdraw or qualify, or propose to withdraw or qualify, the approval or recommendation by the Board of Directors of the Company of this Agreement or the Merger. Nothing contained in this Section 2.02(c) shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

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        2.03    No Shopping.

          (a)   From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, the Company shall not and shall not authorize or permit any of its officers, directors, employees, financial advisors, representatives, agents, subsidiaries or affiliates to, directly or indirectly:

              (i)  solicit, seek, initiate or encourage any inquiries or proposals that constitute, or would be reasonably likely to lead to, an Acquisition Proposal (as defined in this Section 2.03);

             (ii)  engage in discussions or negotiations with any person or group other than Buyer or its affiliates (a "Third Party") concerning any Acquisition Proposal, or provide any non-public information, or afford access to the properties, books, records or personnel of the Company or any of its subsidiaries, to any Third Party that is considering making, or has made, any Acquisition Proposal; or

            (iii)  agree to or recommend any Acquisition Proposal;

  provided, however, that nothing contained in this Section 2.03(a) shall prevent the Company from (A) furnishing non-public information or affording access to the properties, books, records or personnel of the Company or any of its subsidiaries to, or entering into discussions or negotiations with, any Third Party in connection with an unsolicited bona fide written Acquisition Proposal by such Third Party if and only to the extent (1) the Company has complied in all material respects with this Section 2.03, (2) the Board of Directors of the Company, in the exercise of its fiduciary duties, determines in good faith (after consultation with the Company's financial and legal advisors) that such Acquisition Proposal is reasonably likely to result in a Superior Proposal (as hereinafter defined), and (3) prior to furnishing such non-public information or affording such access to the properties, books, records and personnel of the Company or any of its subsidiaries to, or entering into discussions or negotiations with, such Third Party, the Company receives from such Third Party an executed confidentiality agreement with terms no less favorable to the Company than those contained in the Confidentiality Agreement, dated as of July 28, 2004, by and between Buyer and the Company (the "Confidentiality Agreement"); or (B) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal. The Company agrees not to release any Third Party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party, unless the Board of Directors of the Company, in the exercise of its fiduciary duties, determines in good faith (after consultation with the Company's financial and legal advisors) that such action is advisable. For purposes of this Agreement, "Acquisition Proposal" means a proposal or offer for (A) a merger, consolidation or business combination involving the Company or any of its subsidiaries, (B) a sale of assets of the Company and its subsidiaries, taken as whole (other than the sale or other disposition in the ordinary course of business consistent with past practice), of more than twenty-five percent (25%) of the assets of the Company and its subsidiaries as a whole, or (C) a sale of shares of capital stock of the Company or any of its subsidiaries (including without limitation by way of a tender offer) or any similar transaction involving the Company or any of its subsidiaries relating to more than twenty-five percent (25%) of the total outstanding voting securities of the Company or any of its subsidiaries, other than the transactions contemplated by this Agreement; and "Superior Proposal" means an Acquisition Proposal (with all of the percentages included in the definition of Acquisition Proposal increased to 50% for purposes of this definition) made by a Third Party that was not solicited by the Company in violation of this Agreement and that, in the good faith judgment of the Board of Directors of the Company, taking into account, to the extent deemed appropriate by the Board of Directors of the Company, the various legal, financial and regulatory aspects of the Acquisition Proposal and the person or group making such proposal, (x) if accepted, is reasonably likely to be consummated, and (y) if consummated, would result in a transaction that

10

  is more favorable to the Company's stockholders (in their capacity as stockholders), from a financial point of view, than the transactions contemplated by this Agreement..

          (b)   If the Board of Directors of the Company determines in good faith in the exercise of its fiduciary duties (after consultation with the Company's financial and legal advisors) to recommend or approve a Superior Proposal, then the Company shall, at least four business days prior thereto, give Buyer written notice thereof containing all material terms and conditions of the Superior Proposal and furnish Buyer with a copy of all written materials and information delivered or made available to the Third Party making the Superior Proposal and shall afford a reasonable opportunity to Buyer within such four business day period to make such adjustments to the terms and conditions of this Agreement as would enable the Board of Directors of the Company to maintain its recommendation of this Agreement and the Merger to the stockholders of the Company and enable the Company to proceed with the Merger on such adjusted terms, and such Superior Proposal shall not be recommended or approved by the Board of Directors of the Company nor shall any notice of termination of this Agreement be given by the Company pursuant to Section 5.01(e) hereof in connection therewith if Buyer submits to the Company during such four business day period a legally binding, executed offer to enter into an amendment to this Agreement within such four business day period reflecting such adjustments unless the Board of Directors of the Company shall have determined in good faith (after consultation with the Company's financial and legal advisors) that the transactions contemplated herein as modified by the amendment to this Agreement that Buyer has agreed to enter into during such four business day period would not, if consummated, result in a transaction that is at least as favorable to the Company's stockholders (in their capacity as stockholders) from a financial point of view as such Superior Proposal. Notwithstanding anything to the contrary stated herein, the Board of Directors of the Company may not recommend, approve or accept a Superior Proposal unless the Company concurrently therewith terminates this Agreement pursuant to Section 5.01(e) hereof and, concurrently with such termination, makes the payments required by Section 7.05(b) hereof.

          (c)   The Company shall notify Buyer promptly (but in no event later than the next business day) after receipt by the Company (or its advisors) of any Acquisition Proposal or any request for non-public information, or for access to the properties, books, records or personnel of the Company or any of its subsidiaries, by any Third Party that is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the terms and conditions of such Acquisition Proposal or request (including, without limitation, the identity of the Third Party making such Acquisition Proposal or request). The Company shall continue to keep Buyer promptly informed of the ongoing status of any discussions or negotiations regarding any Acquisition Proposal and the terms being discussed or negotiated (including changes or amendments thereto).

        2.04    Access to Information.    Subject to applicable law and the Confidentiality Agreement, the Company will give Buyer, and its counsel, financial advisors, auditors and other authorized representatives, reasonable access to the offices (including a work area for the use of Buyer and its authorized representatives), properties, personnel, books and records of the Company and its subsidiaries at all reasonable times upon reasonable notice, and will instruct the personnel, counsel, financial advisors and auditors of the Company and its subsidiaries to cooperate in all reasonable respects with Buyer and each such representative in its investigation of the business of the Company and its subsidiaries. Any investigation pursuant to this Section 2.04 shall be conducted in a manner so as not to interfere unreasonably with the conduct of the business of the Company. No investigation pursuant to this Section 2.04 shall affect any representation or warranty given by the Company to Buyer and Acquisition hereunder or unreasonably interfere with the operations of the Company and its subsidiaries. Subject to the requirements of applicable law, the Company will confer from time to time

11

with Buyer at Buyer's reasonable request to discuss the status of the operations of the Company and its subsidiaries.

        2.05    Amendment of Company's Employee Plans.    The Company will, effective at or, at the election of Buyer, immediately prior to the Effective Time, cause any Employee Plans (as hereinafter defined) which it may have to be amended, to the extent, if any, reasonably requested by Buyer, for the purpose of permitting the Employee Plans to continue to operate in conformity with the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted pursuant thereto ("ERISA"), and the Code, subsequent to the Merger, and will take any actions necessary to terminate, effective at or, at the election of Buyer, immediately prior to the Effective Time, any Employee Plans that Buyer requests to be terminated.

        2.06    Commercially Reasonable Efforts.    Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its commercially reasonable efforts consistent with applicable legal requirements to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary or proper and advisable to ensure that the conditions set forth in Article III hereof are satisfied and to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger and the other transactions contemplated by this Agreement.

        2.07    Consents.    Each of the parties hereto shall use its commercially reasonable efforts to obtain all material consents of third parties and governmental authorities, and to make all governmental filings, necessary for the consummation of the transactions contemplated by this Agreement.

        2.08    Public Announcements.    Except as hereinafter provided in this Section 2.08, Buyer and the Company will consult with each other before issuing any press release or otherwise making any public statements prior to the Effective Time with respect to the Merger or the other transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to receiving the consent of the other party, which consent will not be unreasonably withheld or delayed. Nothing stated herein shall prohibit any party from making a press release or other statement required by law or by securities exchange rules on which the Company Common Stock or Buyer Common Stock is listed if the party making the disclosure has first consulted with the other parties hereto.

        2.09    Notification of Certain Matters.    The Company will give prompt notice, as soon as reasonably practicable, to Buyer of the occurrence or nonoccurrence of any event, circumstance or condition (a) which has had or is reasonably likely to have a Material Adverse Effect, (b) which has caused any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any material respect, or (c) which has caused any failure of the Company to comply in all material respects with or satisfy in all material respects any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that the delivery of any notice pursuant to this Section 2.09 will not limit or otherwise affect the rights or remedies of Buyer or Acquisition under this Agreement.

        2.10    Confidentiality Agreement.    The Confidentiality Agreement shall remain in full force and effect until the Effective Time.

        2.11    Section 16 Matters.    Prior to the Effective Time, Buyer and the Company shall take all such steps as may be required (to the extent permitted under applicable law) to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions of Buyer Common Stock (including derivative securities with respect to Buyer Common Stock) resulting from the transactions contemplated by Article I of this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

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        2.12    Acquisition Compliance.    Buyer shall cause Acquisition to comply with all of Acquisition's obligations under or relating to this Agreement. Acquisition shall not engage in any business which is not in connection with the Merger or other transactions contemplated hereby.

ARTICLE III

CONDITIONS OF MERGER

        3.01    Conditions to the Obligations of Buyer and Acquisition to Effect the Merger.    The obligations of Buyer and Acquisition to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, any one or more of which (except for the conditions set forth in Section 3.01(b) hereof) may be waived in writing by Buyer:

          (a)    Accuracy of Representations and Warranties; Compliance with Covenants.    The representations and warranties of the Company contained in (a) Section 6.01 of this Agreement (except as otherwise provided in clause (b) below) shall be true and correct in all respects as of the date of this Agreement and immediately prior to the Effective Time with the same effect as if such representations and warranties had been made immediately prior to the Effective Time (except for those representations and warranties that speak as of a specified time, which shall be true and correct as of such specified time), except to the extent that any and all inaccuracies in any such representations and warranties (i) have not had and are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, and (ii) are not reasonably likely to impair, individually or in the aggregate, the consummation of the transactions contemplated by this Agreement, and (b) the first sentence of Section 6.01(a) hereof, in Section 6.01(b) hereof and in the first three sentences of Section 6.01(c) hereof shall be true and correct in all material respects as of the date of this Agreement and immediately prior to the Effective Time with the same effect as if such representations and warranties had been made immediately prior to the Effective Time (except for those representations and warranties that speak as of a specified time, which shall be true and correct in all material respects as of such specified time). Notwithstanding the foregoing, solely for purposes of the exceptions set forth in clauses (a) and (b) above, any representation or warranty in Section 6.01 hereof that is qualified by materiality or Material Adverse Effect language shall be read as if such qualifier were not present. The Company shall have performed and complied in all material respects with the agreements and obligations contained in this Agreement required to be performed and complied with by it at or prior to the Effective Time. Buyer and Acquisition shall have received a certificate signed on behalf of the Company by an appropriate executive officer of the Company to the effects set forth in this Section 3.01(a) and Sections 3.01(d) and 3.01(h) hereof.

          (b)    Stockholder Approval of Agreement and Merger.    This Agreement and the Merger shall have been approved by the stockholders of the Company by the vote required by the Delaware Law and the Company's Certificate of Incorporation and By-Laws.

          (c)    Absence of Litigation, Injunctions.    There shall not be instituted or pending any suit, action, or other proceeding (or any investigation or other inquiry that would be reasonably expected to result in such an action or proceeding) brought by any governmental or other regulatory or administrative agency or commission which is reasonably likely to restrain or prohibit the consummation of the transactions contemplated hereby or require rescission of this Agreement or such transactions, and there shall not be in effect any injunction, preliminary restraining order or other writ, order, judgment or decree of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions contemplated hereby not be consummated or any statute, rule or regulation enacted or promulgated that makes consummation of the transactions contemplated hereby illegal.

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          (d)    Absence of Material Adverse Effect.    There shall not have been, since the date of this Agreement (i) any damage, destruction or loss, whether covered by insurance or not, that has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; (ii) any suit, action, investigation, inquiry or other proceeding brought by or before any court, arbitrator or governmental or other regulatory or administrative agency or commission which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; or (iii) any other event, development or condition (financial or otherwise) of any character or any operations or results of operations that has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          (e)    Consents.    The Company shall have obtained in writing all consents from, and shall have given in writing all notices to, all federal, state, local and foreign governmental authorities and all private persons necessary to permit the execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby without violating any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their properties or assets, or resulting in a breach of, or constituting a default or an event which, with the passage of time or the giving of notice or both, would constitute a default, giving rise to a right of termination, cancellation or acceleration, creating any entitlement to any payment or benefit, or resulting in the creation of a lien on any of the properties or assets of the Company or any of its subsidiaries under, any instrument, contract or agreement to which the Company or any of its subsidiaries is a party or by which any of them or their properties or assets may be bound, except where the failure to have obtained any such consent, or the failure to have given any such notice, would not be reasonably likely to have a Material Adverse Effect and would not impair the Company's ability to consummate the Merger or the other transactions contemplated hereby. In addition, the Company or Acquisition shall have obtained all governmental licenses, permits, approvals and certificates necessary in order for the Surviving Corporation and its subsidiaries to conduct their business after the Effective Time in substantially the same manner as the business of the Company and its subsidiaries was conducted prior to the Effective Time, except for those governmental licenses, permits, approvals and certificates the failure of which to obtain would not be reasonably likely to have a Material Adverse Effect.

          (f)    Dissenting Shares.    The holders of not more than 7.5% of the issued and outstanding Company Common Stock shall have taken such action prior to or at the time of the stockholders' vote on the Merger as is necessary as of that time to entitle them to the statutory dissenters' rights referred to in Section 1.07 hereof.

          (g)    Employment Agreements, Key Employees.    Steven J. Braun shall have entered into an employment agreement with Acquisition, substantially in the form of Exhibit B hereto. In addition, each of the individuals listed on Exhibit C hereto shall be a full-time employee of the Company and shall not have given the Company or any of its subsidiaries notice of an intention to resign such full-time employment.

          (h)    Pro Forma Consulting Revenue.    Pro forma revenue from consulting engagements, excluding expense reimbursements, of the Company and its subsidiaries, taken as a whole, for the three month period ending on the last day of the calendar month immediately preceding the Closing Date, as measured in accordance with the pro forma percentage of completion methodology consistently applied by the Company (the "Pro Forma Consulting Revenue"), will be equal to not less than ninety percent (90%) of the Company's revenue from consulting engagements, excluding expense reimbursements, taken as a whole, for the three month period ending on September 30, 2004, as measured in accordance with generally accepted accounting principles as consistently applied by the Company ("Consulting Revenue Base"). The Company shall provide Buyer with a statement showing its calculations of the Pro Forma Consulting Revenue and

14

  Consulting Revenue Base in reasonable detail, together with any supporting materials reasonably requested by Buyer, as soon as practicable and in any event by no later than three (3) business days prior to the Closing Date.

          (i)    Working Capital Balance.    The balance of the Company's working capital (current assets less current liabilities), excluding the effect of transaction and severance costs of the Merger to the extent they would otherwise be included in such calculation, as measured in accordance with generally accepted accounting principles as consistently applied by the Company (the "Working Capital Balance"), shall be at the close of business on the last day of the calendar month immediately preceding the Closing Date, not less than $16,500,000 if such last day of the month shall be on September 30, 2004; $16,250,000 if such last day of the month shall be on October 31, 2004; $16,000,000 if such last day of the month shall be on November 30, 2004; or $15,750,000 if such last day of the month shall be on December 31, 2004 or on the last day of any calendar month thereafter. The Company shall provide Buyer with a statement showing its calculation of the Working Capital Balance in reasonable detail, together with any supporting materials reasonably requested by Buyer, as soon as practicable following the end of each calendar month and in any event by no later than the second business day prior to the Closing Date.

          (j)    Financial Advisor Fees and Expenses.    The total fees due to Robert W. Baird & Co. Incorporated from the Company in connection with the Merger, including, without limitation, all fees for financial advisory services and for rendering a fairness opinion, shall not exceed $700,000.00. Robert W. Baird & Co. Incorporated shall also be entitled to an amount for reasonable out-of-pocket expenses incurred in connection with its services to the Company; provided that such amount shall not exceed $25,000.00 without the prior written consent of Buyer.

        3.02    Conditions to the Obligations of the Company to Effect the Merger.    The obligations of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, any one or more of which (except for the conditions set forth in Section 3.02(b) hereof) may be waived in writing by the Company:

          (a)    Accuracy of Representations and Warranties, Compliance with Covenants.    The representations and warranties of Buyer and Acquisition contained in Section 6.02 of this Agreement shall be true and correct in all material respects as of the date of this Agreement and immediately prior to the Effective Time with the same effect as if such representations and warranties had been made immediately prior to the Effective Time, except to the extent that any and all inaccuracies in any such representations or warranties are not reasonably likely to impair, individually or in the aggregate, the consummation of the transactions contemplated by this Agreement. Each of Buyer and Acquisition shall have performed and complied in all material respects with the agreements and obligations contained in this Agreement required to be performed and complied with by it at or prior to the Effective Time. The Company shall have received a certificate signed on behalf of Buyer by an appropriate executive officer of Buyer to the effects set forth in this Section 3.02(a).

          (b)    Stockholder Approval of Agreement and Merger.    This Agreement and the Merger shall have been approved by the stockholders of the Company by the vote required by the Delaware Law and the Company's Certificate of Incorporation and By-Laws.

          (c)    Absence of Litigation, Injunctions.    There shall not be instituted or pending any suit, action, investigation, inquiry or other proceeding brought by any governmental or other regulatory or administrative agency or commission which is reasonably likely to restrain or prohibit the consummation of the transactions contemplated hereby or require rescission of this Agreement or such transactions, and there shall not be in effect any injunction, preliminary restraining order or other writ, order, judgment or decree of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions contemplated hereby not be consummated or any statute, rule or regulation enacted or promulgated that makes consummation of the transactions contemplated hereby illegal.

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ARTICLE IV

CLOSING

        4.01    Time and Place.    Subject to the provisions of Article V, the closing (the "Closing") of the transactions contemplated hereby shall take place at the offices of Faegre & Benson LLP, at a time and date to be specified by the parties, which shall be no later than the next business day after the satisfaction or waiver of the conditions set forth in Article III, or at such other place or at such other time as Buyer and the Company may mutually agree upon for the Closing to take place. The date on which the Closing occurs shall be referred to herein as the "Closing Date."

        4.02    Deliveries at the Closing.    Subject to the provisions of Articles III and V hereof, at the Closing:

          (a)   there shall be delivered to Buyer, Acquisition and the Company the certificates and other documents and instruments the delivery of which is contemplated under Article III hereof;

          (b)   Acquisition and the Company shall cause the Certificate of Merger to be filed as provided in Section 1.03 hereof and shall take any and all other lawful actions and do any and all other lawful things necessary to cause the Merger to become effective; and

          (c)   subject to the rights of the Surviving Corporation to receive a refund of amounts remaining in the Fund six months after the Effective Time under Section 1.09 hereof, Buyer or Acquisition shall irrevocably deposit with the Disbursing Agent the amount designated as the Fund in Section 1.09 hereof.

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ARTICLE V

TERMINATION AND ABANDONMENT

        5.01    Termination.    This Agreement may be terminated and the Merger and the other transactions contemplated hereby may be abandoned at any time prior to the Effective Time whether before or, except as otherwise provided in Section 5.01(e) hereof, after approval of this Agreement and the Merger by the stockholders of the Company:

          (a)   by mutual written consent of Buyer and the Company;

          (b)   by Buyer or the Company, if the Merger shall not have been consummated on or before January 31, 2005, which date may be extended by mutual agreement of Buyer and the Company; provided, however, that the right to terminate this Agreement under this Section 5.01(b) shall not be available to any party whose breach of any provision of this Agreement has resulted in the failure of the Merger to occur on or before the date this Agreement is sought to be terminated pursuant to this clause (b);

          (c)   (i) by Buyer or Acquisition, if any of the conditions set forth in Section 3.01 hereof shall become impossible to fulfill other than for reasons totally within the control of Buyer or Acquisition, and shall not have been waived in writing by Buyer, or (ii) by the Company or Buyer, if the stockholders of the Company shall fail to approve this Agreement and the Merger by the vote required by the Delaware Law and the Company's Certificate of Incorporation and By-Laws at the first meeting of stockholders called for that purpose or any adjournment thereof;

          (d)   by the Company, if any of the conditions set forth in Section 3.02 hereof shall become impossible to fulfill other than for reasons totally within the control of the Company, and shall not have been waived in writing by the Company;

          (e)   by the Company at any time prior to approval of this Agreement and the Merger by the stockholders of the Company, concurrently with the recommendation or approval by the Board of Directors of the Company of a Superior Proposal; provided, however, that (i) the Board of Directors of the Company shall have determined in good faith in the exercise of its fiduciary duties (after consultation with the Company's financial and legal advisors) to recommend or approve such Superior Proposal, (ii) at all times prior to such termination the Company shall have complied with Section 2.03 hereof, and (iii) no termination shall be permitted pursuant to this Section 5.01(e) unless, prior to or simultaneously with such termination, the payments provided for in Section 7.05(b) hereof are made to Buyer; or

          (f)    by Buyer, (i) if (A) the Company fails to call or hold the special meeting of stockholders provided for in Section 2.02(a) hereof, to solicit proxies in connection with such special meeting in favor of approval of this Agreement and the Merger, or to conduct the vote to approve this Agreement and the Merger at such special meeting or any adjournment thereof, or (B) the Board of Directors of the Company fails to recommend approval of this Agreement or the Merger to the Company's stockholders, withdraws, qualifies or modifies (in a manner adverse to Buyer) such recommendation or its approval of this Agreement or the Merger once given, or (C) the Board of Directors of the Company or any committee thereof accepts, recommends or approves, or makes a determination to accept, recommend or approve, an Acquisition Proposal, or (D) the Company enters into any agreement for consummation of an Acquisition Proposal, whether or not, in the case of any of clause (A), (B), (C) or (D), as a result of the exercise by the Board of Directors of the Company or any committee thereof of its fiduciary duties, or (ii) if the Company breaches Section 2.03 of this Agreement.

        5.02    Procedure and Effect of Termination.    In the event of termination and abandonment of the Merger by the Company or Buyer pursuant to Section 5.01 hereof, written notice thereof shall forthwith be given to the other parties hereto and this Agreement shall terminate and the Merger shall

17

be abandoned without further action by any of the parties hereto. If this Agreement is terminated as provided herein, no party hereto shall have any liability or further obligation to any other party to this Agreement except as stated in Sections 6.01(o), 6.02(d) and 7.05 hereof or except with respect to a material breach by a party to this Agreement of any representation, warranty or covenant contained in this Agreement.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

        6.01    Representations and Warranties of the Company.    Except as set forth in the appropriate section of the Disclosure Schedule, the Company represents and warrants to Buyer and Acquisition, and their respective successors and assigns, as follows:

          (a)    Corporate Organization and Qualification.    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted. Each of the subsidiaries of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted. The Company is incorporated in Delaware and each of its subsidiaries is incorporated in the jurisdiction set forth opposite its name in Section 6.01(a) of the Disclosure Schedule. Each of the Company and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualification or licensing necessary, except such jurisdictions where failure to be so qualified or licensed has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. The Company has prior to the date hereof delivered to Buyer a certified copy of its Certificate of Incorporation and its By-Laws and copies of all similar organizational documents of its subsidiaries. Each such copy is complete and correct.

          (b)    Capitalization.    The authorized capital stock of the Company at the date hereof consists of 50,000,000 shares of Company Common Stock and 10,000,000 shares of Company Preferred Stock. On the date hereof, 17,226,886 shares of Company Common Stock were issued and outstanding and no shares of Company Common Stock were held in the treasury of the Company. None of the shares of Company Preferred Stock have been designated as to class or series, and none of the shares of Company Preferred Stock are issued and outstanding or held in treasury by the Company. Except as set forth above in this Section 6.01(b), the Company has no other issued or outstanding shares of capital stock. There are no outstanding subscriptions, options, warrants, or other rights to purchase Company Stock or any other capital stock or other equity securities of the Company or its subsidiaries or any calls or other agreements or commitments by which the Company or its subsidiaries are bound in respect of the Company Stock or other capital stock or other equity securities of the Company or its subsidiaries, whether issued or unissued, and no outstanding securities are convertible into or exchangeable for Company Stock or any other capital stock or other equity securities of the Company or its subsidiaries, except for Company Options to purchase up to an aggregate of 2,261,410 shares of Company Common Stock. There are no outstanding stock appreciation rights, phantom stock rights, performance shares or other similar rights based upon the value of the Company Stock or any other capital stock or other equity securities of the Company or its subsidiaries. Section 6.01(b) of the Disclosure Schedule lists for each of the Company Options the person holding such security, the number of shares of Company Common Stock presently subject to such security, the present exercise price of such security, and the expiration date of such security. All of the outstanding shares of capital stock or other equity

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  securities of the Company and its subsidiaries are validly issued, fully paid and nonassessable. Section 6.01(b) of the Disclosure Schedule sets forth the name of each subsidiary of the Company and the percentage of the outstanding capital stock or other equity securities of such subsidiary owned, directly or indirectly, by the Company. All of such capital stock or other equity securities are owned, directly or indirectly, by the Company free and clear of all restrictions and encumbrances other than restrictions on transfer imposed by federal and state securities laws. The Company owns no other equity securities of or equity interest in any other entity. None of the outstanding shares of capital stock or other equity securities of the Company or any of its subsidiaries or the Company Options were granted in violation of preemptive or similar rights. There are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party or of which the Company otherwise has knowledge with respect to the voting of capital stock of the Company.

          (c)    Authority.    The Company has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company have been duly and effectively authorized by the Board of Directors of the Company, and, except for approval of this Agreement and the Merger by the stockholders of the Company as provided in Section 3.01(b) hereof, no further corporate action is necessary on the part of the Company to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the accuracy of the representations and warranties of Buyer and Acquisition set forth in Section 6.02(b) hereof, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a court of law or equity). Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company or any of its subsidiaries of the transactions contemplated hereby, (i) will conflict with or result in a breach of the Certificate of Incorporation or By-Laws or similar organizational documents, as currently in effect, of the Company or any of its subsidiaries, or (ii) require the consent or approval of, or any filing with, any governmental authority having jurisdiction over any of the business or assets of the Company or any of its subsidiaries, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their properties or assets, or result in a breach of, or constitute a default or an event which, with the passage of time or the giving of notice or both would constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit, require notice to or the consent of any third party, or result in the creation of a lien on any of the properties or assets of the Company or any of its subsidiaries under, any other instrument, contract or agreement to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound, except, in the case of clause (ii), (A) the filing with the SEC of (1) the Proxy Statement, and (2) such reports under Section 13(a), 13(d) or 15(d) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (B) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business as a foreign corporation, and (C) where such violations, breaches, defaults, terminations, cancellations, accelerations, payments, benefits or liens, or the failure to obtain, make or give such consents, approvals, filings or notices, would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect or to impair the Company's ability to consummate the Merger or the other transactions contemplated hereby.

          (d)    No Proceedings.    Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company or any of its subsidiaries of the transactions contemplated

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  hereby, are being challenged by or are the subject of any pending or, to the knowledge of the Company, threatened litigation or governmental investigation or proceeding as of the date of this Agreement.

          (e)    Securities Reports.

              (i)  The Company has heretofore made available to Buyer, in the form filed with the SEC, its (w) annual report on Form 10-K for the fiscal year ended December 31, 2003, (x) quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2004 and June 30, 2004, (y) all proxy statements relating to the Company's meetings of stockholders (whether annual or special) held since January 1, 2003, and (z) all other reports or registration statements and all other filings made by the Company with the SEC since January 1, 2003 (collectively, the "SEC Reports"). No SEC Report (including any document incorporated by reference therein), as of its filing date or, if amended, as of the date of the last such amendment, contained any untrue statement of a material fact or omitted to state any fact required to be satisfied therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and each SEC Report at the time of its filing complied as to form in all material respects with applicable laws and the rules and regulations of the SEC. The Company maintains, and has maintained since the adoption of rules relating thereto, effective "disclosure controls and procedures" (as defined in Rule 13a-15(e) promulgated under the Exchange Act). Since December 31, 2000, the Company has filed in a timely manner all reports that it was required to file with the SEC pursuant to the Exchange Act and the rules and regulations of the SEC. Each of the financial statements contained in the SEC Reports was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and each fairly presented in all material respects the financial position of the Company as at the respective dates thereof and the results of operations and cash flows and changes in stockholders' equity of the Company for the periods indicated, subject in the case of quarterly financial statements to normal year-end adjustments and except that the quarterly financial statements do not contain all of the footnote disclosures required by generally accepted accounting principles to the extent permitted by the rules and regulations of the SEC.

             (ii)  The Proxy Statement will not, at the time the Proxy Statement is mailed to the Company's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and will not, at the time of the meeting of stockholders to which the Proxy Statement relates or at the Effective Time, omit to state any material fact necessary to correct any statement which has become false or misleading in any earlier communication with respect to the solicitation of any proxy for such meeting, except that no representation is made by the Company with respect to statements made in the Proxy Statement based on information furnished in writing to the Company by Buyer or Acquisition specifically for use in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

          (f)    Taxes.

              (i)  Each of the Company and its subsidiaries has timely filed or caused to be filed (or received appropriate extensions of time to file) all material federal, state, local, foreign and other tax returns, reports and declarations of estimated tax required to be filed by it before such filings became delinquent, and all such tax returns, reports and declarations of estimated tax are complete and accurate in all material respects.

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             (ii)  Each of the Company and its subsidiaries has paid or properly accrued for all material federal, state, local and foreign taxes and all other material assessments, deficiencies, levies, imposts, duties, license fees, registration fees, withholdings or other similar governmental charges of every kind, character or description, and any interest, penalties or additions to tax imposed thereon (collectively, the "Taxes"), due or claimed by any taxing authority to be due by it, and, as of the date of the Company's most recent audited balance sheet contained in the SEC Reports delivered prior to the date of this Agreement (the "Balance Sheet"), none of the Company or any of its subsidiaries had any material liability for Taxes (including without limitation any material liability to indemnify or reimburse any other person for Taxes under any tax indemnity, tax allocation or tax sharing agreement) other than as reserved for on the Balance Sheet.

            (iii)  All material amounts required to be withheld or collected by the Company or any of its subsidiaries for income taxes, social security taxes, unemployment insurance taxes and other employee withholding taxes have been so withheld or collected and either paid to the appropriate governmental authority or accrued and reserved against and entered upon the books of the Company and its subsidiaries.

            (iv)  For federal income tax purposes, all tax years ending on or before December 31, 2000 are closed or the statute of limitations has expired with respect thereto. Section 6.01(f)(iv) of the Disclosure Schedule lists all federal, state, local and foreign tax returns filed with respect to the Company and any of its subsidiaries for taxable periods ended on or after December 31, 2000, indicates those tax returns that have been audited, and indicates those tax returns that currently are the subject of audit. There is no material action, suit, proceeding, audit, investigation or claim pending or, to the knowledge of the Company, threatened in respect of any Taxes for which the Company or any of its subsidiaries may become liable, and no material claims have been made by any taxing authority of any jurisdiction in which any of the Company or its subsidiaries does not file tax returns that the Company or any of its subsidiaries is or may be subject to taxation by that jurisdiction. No presently effective waiver of any statute of limitations with respect to any taxable year has been executed by the Company or any of its subsidiaries, there is no presently effective agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes against the Company or any of its subsidiaries, and no presently effective power of attorney granted by the Company or any of its subsidiaries with respect to any tax matters is currently in force.

             (v)  No property of the Company or any of its subsidiaries is "tax exempt use property" within the meaning of Section 168(h) of the Code.

            (vi)  Neither the Company nor any of its subsidiaries has made any payment, or is a party to any contract, agreement or arrangement which could obligate it to make any payment, that would constitute an "excess parachute payment" within the meaning of Section 280G of the Code.

           (vii)  Neither the Company nor any of its subsidiaries is a party to any tax indemnity, tax allocation or tax sharing agreement with any party other than the Company or its subsidiaries.

          (viii)  Neither the Company nor any of its subsidiaries (A) has been a member of an affiliated group (as such term is defined in Section 1504 of the Code) filing a consolidated federal income tax return for any tax year, other than a group the common parent of which was the Company or (B) has any liability for taxes of another person (other than the Company or any of its subsidiaries) under Treasury Regulation §1.1502-6 (or any similar provision of state, local or foreign laws), as a transferee or successor, by contract, or otherwise.

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            (ix)  Neither the Company nor any of its subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

             (x)  Neither the Company nor any of its subsidiaries has distributed the stock of a "controlled corporation" (within the meaning of that term as used in Section 355(a) of the Code) in a transaction subject to Section 355 of the Code within the past two years.

            (xi)  Neither the Company nor any of its subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of any (A) change in method of accounting for a taxable period ending at or prior to the Effective Time under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income tax law); (B) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed at or prior to the Effective Time; (C) installment sale or open transaction disposition made at or prior to the Effective Time; or (D) prepaid amount received at or prior to the Effective Time.

           (xii)  For United States federal income tax purposes, the Company had net operating loss carryforwards as of December 31, 2003. Under United States federal income tax law, as in effect as of the date hereof, these net operating loss carryforwards will not expire before December 31, 2019 and are not subject to limitation under Section 382 of the Code.

          (g)    Absence of Changes.    Except for liabilities incurred in connection with this Agreement and the transactions contemplated hereby, and except as disclosed in the SEC Reports filed prior to the date of this Agreement, from June 30, 2004 through the date of this Agreement, the Company and its subsidiaries have conducted their business only in the ordinary course consistent with past practice, and there has not been (i) any damage, destruction or loss, whether covered by insurance or not, that has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (ii) any other event, development or condition (financial or otherwise) of any character or any operations or results of operations that has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, or (iii) any other action or event that would have required the written consent of Buyer pursuant to Section 2.01(c) or 2.01(d) hereof had such action or event occurred after the date of this Agreement.

          (h)    Properties.

              (i)  The Company and its subsidiaries have good and indefeasible title to all property and assets reflected in the Balance Sheet or acquired by the Company and its subsidiaries after the date of the Balance Sheet (except for inventory, obsolete equipment and real estate not used in or necessary for the operation of their business sold or otherwise disposed of and accounts receivable collected since such date in the ordinary course of business), and have a valid leasehold interest in or other right to use all other property and assets used in their business, free and clear of all mortgages, liens, pledges, charges, restrictions, encroachments, rights of third parties or other encumbrances of any kind or character other than (A) liens for Taxes which are not yet delinquent or that are being contested in good faith by appropriate proceedings for which adequate reserves have been set aside, (B) mechanic's, warehousemen's, materialmen's, landlord's or similar liens securing obligations incurred in the ordinary course of business which are not yet delinquent or that are being contested in good faith by appropriate proceedings for which adequate reserves have been set aside, (C) encumbrances on real property in the nature of zoning restrictions, easements, rights of way, encroachments, restrictive covenants and other similar rights or restrictions which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do

22

    not, individually or in the aggregate, materially detract from the value the properties subject thereto or affected thereby or materially impair present business operations at such properties, and (D) existing mortgages, liens and encumbrances disclosed in the Balance Sheet (or in the notes thereto), except where the failure to have such title, leasehold interests or other rights to use, or the existence of such mortgages, liens, pledges, charges, restrictions, encroachments, rights of third parties or other encumbrances, has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

             (ii)  All real property owned by the Company and its subsidiaries is listed by address in Section 6.01(h) of the Disclosure Schedule. All leases of real property to which the Company or any of its subsidiaries is a party (whether as landlord or tenant) or by which any of them is bound are valid and binding and in full force and effect, neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any other party thereto is in default of any of its material obligations under or in respect of any such lease, the result of which default (including if such lease were to terminate based thereon) has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, and copies of all such leases in effect on the date hereof have been made available and/or delivered to Buyer and are listed in Section 6.01(h) of the Disclosure Schedule. The real property described in Section 6.01(h) of the Disclosure Schedule as being owned by the Company and its subsidiaries and the real property described in Section 6.01(h) of the Disclosure Schedule as being leased by the Company and its subsidiaries constitute the only real property used by the Company and its subsidiaries in the conduct of their business.

            (iii)  The buildings, plants, structures and equipment of the Company and its subsidiaries that are used in the operation of their business (A) are in good operating condition and repair (ordinary wear and tear excepted), except as has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, and (B) to the knowledge of the Company, do not encroach in any material respect upon any property not owned or leased by the Company or its subsidiaries.

            (iv)  There is no development, incentive or other agreement with any governmental authority that limits in any material respect the right of the Company or any of its subsidiaries to protest Taxes, establishes minimum Taxes or requires continued business operation at any particular location.

          (i)    Contracts.    All Contracts (as hereinafter defined) in effect on the date hereof have been delivered to Buyer and are listed in Section 6.01(i) of the Disclosure Schedule. All Contracts are valid and binding and in full force and effect, and neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any other party thereto is in default under or in respect of any Contract, the result of which default (including if such Contract were to terminate based thereon) has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. As used herein, "Contract" shall mean (x) each "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC), and (y) each of the following other agreements or contracts to which the Company or any of its subsidiaries is a party or by which any of them or their properties or assets are bound:

              (i)  each effective employment agreement, severance agreement, non-competition agreement or assignment of inventions agreement with any employee or former employee of the Company or any of its subsidiaries;

             (ii)  each contract, whether as licensor or licensee, for the license of any patent, know-how, trademark, trade name, service mark, copyright, software or other intangible asset (other than non-negotiated licenses of generally available commercial software);

23

            (iii)  each loan agreement, indenture or other instrument, contract or agreement under which any money has been borrowed or loaned or under which any note, bond or other evidence of indebtedness has been issued and remains outstanding, each guaranty, indemnification or assumption agreement, and each contract to reimburse any maker of a letter of credit or banker's acceptance;

            (iv)  each mortgage, contract for deed, security agreement, conditional sales contract, financing, "synthetic" or capitalized lease, or similar agreement that effectively creates a lien on any assets of Company or any of its subsidiaries (other than any purchase money security interest, conditional sales contract, capitalized lease or similar agreement which creates a lien only on tangible personal property and the unpaid obligations of the Company or any of its subsidiaries under which are $50,000 or less);

             (v)  each contract restricting the Company or any of its subsidiaries in any material respect from engaging in business or from competing with any other persons;

            (vi)  each plan of reorganization;

           (vii)  each partnership or joint venture agreement;

          (viii)  each collective bargaining agreement or other agreement with any labor union or association representing employees of the Company or any of its subsidiaries;

            (ix)  each agreement for the purchase or sale of products or services under which the undelivered balance of such products or services has a price in excess of $50,000, or which includes provisions granting a purchaser of products and services from the Company rights to price adjustments or price protection based upon the price at which the Company offers or sells products or services to other purchasers;

             (x)  each agreement with any dealer, distributor, sales representative or broker;

            (xi)  each franchise agreement;

           (xii)  each agreement for capital expenditures the unpaid obligations of the Company or any of its subsidiaries under which exceed $50,000;

          (xiii)  each lease of tangible personal property the unpaid obligations of the Company or any subsidiary under which exceed $50,000;

          (xiv)  each agreement for the purchase or sale of any business, division or subsidiary by or to the Company or any of its subsidiaries not yet consummated or under which the Company or any of its subsidiaries has any continuing indemnification obligations;

           (xv)  each agreement with any officer or director of the Company or any of its subsidiaries, any beneficial owner of five percent or more of the outstanding Company Common Stock, any ascendant, descendent, sibling or spouse of any such officer, director or beneficial owner, or any trust, partnership, corporation or other entity in which any of such persons has at least a five percent equity interest (collectively, "Associates");

          (xvi)  each option, right of first refusal or right of first offer with respect to the sale, purchase or leasing of any real property;

         (xvii)  each agreement entered into other than in the ordinary course of business; and

        (xviii)  each agreement in which the aggregate unpaid amount to be paid or received by the Company or any of its subsidiaries exceeds $100,000.

          (j)    Intellectual Property.    Section 6.01(j) of the Disclosure Schedule sets forth a true and correct list of all material patents, trademarks, trade names, service marks, copyrights and domain

24

  names, and applications and registrations therefor, which are held by the Company or any of its subsidiaries, and all software owned by the Company or any of its subsidiaries that is material to the conduct of their business (other than generally available commercial software) (collectively, the "Owned Intellectual Property"). No patents, trademarks, trade names, service marks, copyrights or software are used by the Company or any of its subsidiaries in the conduct of their business, except the Owned Intellectual Property or as licensed pursuant to licenses listed in Section 6.01(i)(ii) of the Disclosure Schedule or the non-disclosure of which therein does not constitute a misrepresentation under Section 6.01(i)(ii) of this Agreement (the "Licensed Intellectual Property"). To the knowledge of the Company, the operation by the Company and its subsidiaries of their business has not infringed in any material respect on any patent, trademark, trade name, service mark, copyright or other intellectual property right of any other person, and none of the Company or its subsidiaries has made use of any invention, process, technique, confidential information, or other trade secret in violation in any material respect of the rights of any other person, and the Company has no knowledge of any allegations by any other person to the contrary. The Company has no knowledge of any pending patent, trademark, trade name, service mark or copyright application of any other person which, if issued or registered, would be infringed upon by the operations of the Company or any of its subsidiaries, in each case in a way which is reasonably likely to have a Material Adverse Effect. To the knowledge of the Company, no other person is infringing in any respect upon the Owned Intellectual Property or the Licensed Intellectual Property or is making use of any invention, process, technique, confidential information, or other trade secret in violation of the rights of any of the Company or its subsidiaries, nor would any other person be infringing in any respect upon any pending patent, trademark, trade name, service mark or copyright application of the Company or any of its subsidiaries in the event that any of the foregoing becomes registered or issued, in any case in a way which has had or is reasonably likely to have a Material Adverse Effect. The Company and its subsidiaries have taken all steps reasonably required to maintain the Owned Intellectual Property and, to the knowledge of the Company, the licensor thereof has taken all steps reasonably required to maintain the Licensed Intellectual Property, including timely payment of all fees and timely filing of all documents required under intellectual property laws and regulations, except where the failure to timely pay such fees or timely file such documents has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Company, none of the Company or its subsidiaries or any licensor or licensee thereof has used or enforced, or failed to use or enforce, any of the Owned Intellectual Property or the Licensed Intellectual Property in any manner which is reasonably likely to limit its validity or result in its invalidity, or has received any notice that any of the Owned Intellectual Property or the Licensed Intellectual Property has been declared unenforceable or otherwise invalid by any governmental entity, except where such invalidity or unenforceability has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. No employees of the Company or any of its subsidiaries have any rights with respect to any of the Owned Intellectual Property.

          (k)    Undisclosed Liabilities.    There are no liabilities of the Company or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (i) liabilities disclosed or set forth in the SEC Reports filed prior to the date of this Agreement, (ii) liabilities incurred in the ordinary course of business since June 30, 2004, provided that the existence of any such liability does not otherwise constitute a misrepresentation under this Agreement, (iii) liabilities that, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect, provided that the existence of any such liability does not otherwise constitute a misrepresentation under this Agreement, (iv) liabilities under, or required to be incurred under, this Agreement, and (v) liabilities (other than those in default) under contracts and agreements set forth in Section 6.01(h) or 6.01(i) of the Disclosure

25

  Schedule or the non-disclosure of which therein does not constitute a misrepresentation under Section 6.01(h) or 6.01(i) of this Agreement.

          (l)    Litigation.    There are no claims (including product liability claims), litigation, arbitrations, administrative proceedings, abatement orders or investigations of any kind pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, or, to the knowledge of the Company, against any of their respective officers, employees or directors in connection with the business or affairs of the Company or any of its subsidiaries, which, if decided adversely to the Company, such subsidiary, or such officer, employee or director, are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. There are no judgments, orders, writs, injunctions, decrees, indictments, subpoenas or civil investigative demands or awards against the Company or any of its subsidiaries that have had or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          (m)    Compliance with Laws.    Each of the Company and its subsidiaries has complied with, and is not in default under or in violation of, any laws, ordinances, regulations or other governmental restrictions, orders, judgments or decrees applicable to it or its properties or assets, except where such conflicts, defaults or violations have not had and are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, and the Company has no knowledge of any allegations by any governmental authority or private persons to the contrary.

          (n)    Licenses and Permits.    Each of the Company and its subsidiaries has in full force and effect all licenses, franchises, permits and other governmental authorizations necessary to permit it to lawfully conduct its business in the manner presently conducted and to own and use its properties and assets in the manner presently owned and used, and neither the Company nor any of its subsidiaries is in violation of any such license, franchise, permit or other governmental authorization, except where the failure to have in full force and effect any such license, franchise, permit or authorization or the existence of any such violation has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. All material licenses, franchises, permits and other governmental authorizations in effect on the date hereof are listed in Section 6.01(n) of the Disclosure Schedule. No such material license, franchise, permit or other governmental authorization will terminate or lapse as a result of the consummation of the transactions contemplated by this Agreement, except to the extent any such termination or lapse is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          (o)    Brokers; Finders.    Except for the fees of Robert W. Baird & Co. Incorporated as financial advisor to the Company, all of which fees the Company agrees to pay, there are no claims for brokerage commissions, finders' fees, investment advisory fees or similar compensation in connection with this Agreement or the transactions contemplated by this Agreement, based on any arrangement, understanding, commitment or agreement made by or on behalf of the Company or any of its subsidiaries, obligating the Company or any of its subsidiaries, or Buyer or Acquisition, to pay such claim. The Company has delivered to Buyer a true and correct copy of all agreements under which any fees or other remuneration are due from the Company or any of its subsidiaries to Robert W. Baird & Co. Incorporated in connection with the performance of its services as such financial advisor.

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          (p)    Employee Plans.    Except as disclosed in the Disclosure Schedule:

              (i)  Each employee pension benefit plan ("Pension Plan"), as such term is defined in Section 3 of ERISA, each employee welfare benefit plan ("Welfare Plan"), as such term is defined in Section 3 of ERISA, and each deferred compensation, bonus, incentive, stock incentive, option, stock purchase, severance, or other employee benefit plan, agreement, commitment or arrangement which is maintained by the Company or any of its Affiliates (as hereinafter defined), or to which the Company or any of its Affiliates contributes or is under any obligation to contribute, or with respect to which the Company or any of its Affiliates has any liability (whether current or contingent) (each, an "Employee Plan" and collectively, the "Employee Plans") has been delivered to Buyer and is listed in Section 6.01(p) of the Disclosure Schedule. In addition, copies of the most recent determination letter issued by the Internal Revenue Service and, if applicable, the most recent actuarial reports or valuations with respect to each Pension Plan, copies of the most recent summary plan description for each Pension Plan and each Welfare Plan (including any summary of material modifications), copies of any trust agreement, insurance contract or other funding or investment arrangements for the benefits under each Pension Plan and each Welfare Plan, copies of any administrative service agreement, investment management agreement or similar agreement for each Pension Plan and each Welfare Plan, and copies of the annual reports (Form 5500 Series) required to be filed with any governmental agency for each Pension Plan and each Welfare Plan for the three most recent plan years of each such plan, have been delivered to Buyer.

             (ii)  Each of the Company and its Affiliates has made on a timely basis all contributions or payments required to be made by it pursuant to the terms of the Employee Plans, ERISA, the Code or other applicable laws, unless such contributions or payments that have not been made are immaterial in amount and the failure to make such payments or contributions will not materially and adversely affect the Employee Plans.

            (iii)  Except in any case as has not had and is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, each Employee Plan (and any related trust or other funding instrument) has been administered in all respects in compliance with its terms and in both form and operation is in compliance in all respects with the applicable provisions of ERISA, the Code and other applicable laws and regulations, and all reports required to be filed with any government agency with respect to each Pension Plan and each Welfare Plan have been timely filed.

            (iv)  Each Pension Plan that is intended to be tax-qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that covers all legislation commonly known as "GUST" (or the plan is maintained on a prototype plan document that has an opinion letter issued by the Internal Revenue Service that covers GUST), and the Company has no knowledge of facts that could cause the Internal Revenue Service to disqualify any Pension Plan which is intended to be a tax-qualified plan under Section 401(a) of the Code.

             (v)  There are no inquiries or proceedings pending or, to the knowledge of the Company, threatened by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation (the "PBGC") or any participant or beneficiary with respect to any Employee Plan or any other employee benefit plan, agreement, commitment or arrangement in the past maintained by the Company or any of its Affiliates or to which the Company or any of its Affiliates has ever been under an obligation to contribute which, if decided adversely to the Company or any of its Affiliates, are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

27

            (vi)  Neither the Company nor any of its Affiliates, nor any fiduciary or party-in-interest (who is an employee of either the Company or an Affiliate) with respect to any Employee Plan that is subject to Title I, Subtitle B, Part 4 of ERISA, or subject to Section 4975 of the Code, has engaged in any transaction in violation of Section 406(a) or (b) of ERISA (for which no exemption exists under Section 408 of ERISA) or any "prohibited transaction" described in Section 4975(c)(1) of the Code (for which no exemption exists under Section 4975(c)(2) or 4975(d) of the Code).

           (vii)  Neither the Company nor any if its Affiliates has any liability for any excise tax imposed by the Code or ERISA with respect to any Employee Plan which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          (viii)  Neither the Company nor any of its Affiliates has been a sponsor of, contributed to, or been under an obligation to contribute to any "multiemployer plan", as such term is defined in Section 3(37) of ERISA, within the six years prior to this Agreement.

            (ix)  Neither the Company nor any of its Affiliates has been a sponsor of, contributed to, or been under an obligation to contribute to any Pension Plan that is or was subject to the funding requirements of Title I, Subtitle B, Part 3 of ERISA, or to the requirements of Title IV of ERISA, within the six years prior to this Agreement.

             (x)  Except as provided for in this Agreement, neither the Company nor any of its Affiliates is a party to any oral or written (A) agreement with any director, officer or other employee of, or consultant or contractor with respect to, the Company or any of its Affiliates the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement, or (B) agreement or plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

            (xi)  No Employee Plan provides health, dental or life insurance benefits to any employee of the Company or an Affiliate, or any dependent of such an employee, following termination of the employee's employment, except as may be required by Section 4980B of the Code or any similar state law.

           (xii)  Neither the Company nor any Affiliate is under any obligation to continue any Employee Plan for any specified period with respect to any employee, and there are no restrictions of any sort imposed on the ability of the Company or any Affiliate to amend or terminate any Employee Plan, except restrictions imposed by statute or regulations under ERISA or the Code, or applicable state law.

          (xiii)  For purposes of this Section 6.01(p), the term "Affiliate" means any entity that is required to be treated as one employer with the Company under Sections 414(b), (c), (m) or (o). All references to an Affiliate mean a current Affiliate of the Company, except in paragraphs (vii) and (viii) where Affiliate means any Affiliate during the period of time referenced therein.

          (q)    Labor Matters.    There are no existing, and since January 1, 2002 have not been any, labor strikes, walkouts, work stoppages, slowdowns or lockouts involving the Company or any of its subsidiaries, nor are there any other existing labor disputes or disturbances involving the Company or any of its subsidiaries which in each case has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. The employees of the Company and its subsidiaries are not represented by any union or association, and there are no pending or, to the Company's

28

  knowledge, threatened representational questions concerning the employees of the Company or its subsidiaries.

          (r)    Environmental.    Except as set forth in Section 6.01(r) of the Disclosure Schedule or as would not reasonably be expected to have a Material Adverse Effect:

              (i)  To the knowledge of the Company, neither the Company nor any of its subsidiaries has received written notice of, or, is subject to, any pending or threatened action, cause of action, claim or investigation alleging liability under or non-compliance with any applicable federal, state or local laws or regulations relating to pollution or the protection of human health or the environment ("Environmental Laws"), except for such actions, causes of action, claims or investigations which, individually or in the aggregate, are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

             (ii)  Neither of the Company nor any of its subsidiaries has been identified as a potentially responsible party at a site listed in the National Priorities List.

            (iii)  To the knowledge of the Company, no real property currently owned, leased or operated by the Company or any of its subsidiaries (collectively, the "Current Property") or real property formerly owned, leased or operated by the Company or any of its subsidiaries (collectively, the "Former Property") is or ever has been used by the Company or any of its subsidiaries for the storage, disposal, or treatment of any Hazardous Materials as such term is defined in the Resource Conservation and Recovery Act ("RCRA"), in such a manner as to require a permit under Section 3005 of RCRA, 42 U.S.C. §6925.

            (iv)  To the knowledge of the Company, there are no friable asbestos-containing materials or polychlorinated biphenyls (PCBs) located on any of the Current Property in such form, quantities or condition so as to create any material liability or obligation of the Company or any of its subsidiaries under any Environmental Laws.

          (s)    Customers.    Section 6.01(s) of the Disclosure Schedule lists the names and addresses of the ten largest customers (by dollar volume, indicating the same) of the Company and its subsidiaries, taken as a whole, for the 12-month period commencing July 1, 2003 and ending on June 30, 2004. Except for cancellations or modifications which have not had and are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, as of the date of this Agreement, no such customer of the Company or any of its subsidiaries listed on Section 6.01(s) of the Disclosure Schedule has canceled, or otherwise so modified in a manner adverse to the Company and its subsidiaries, taken as a whole, or given notice to the Company or any of its subsidiaries of an intention to so cancel or otherwise so modify, its business relationship with the Company or any of its subsidiaries.

          (t)    Insurance.    Section 6.01(t) of the Disclosure Schedule contains a list of all insurance policies maintained by the Company and its subsidiaries, together with a brief description of the coverages afforded thereby. All of such insurance policies are in full force and effect, all premiums required to have been paid with respect thereto have been paid, no notice of cancellation in respect thereof has been received and none of such insurance policies will terminate or lapse as a result of the consummation of the transactions contemplated by this Agreement.

          (u)    Bank Accounts.    Section 6.01(u) of the Disclosure Schedule sets forth a list of (i) each account or safe deposit box maintained by the Company or any of its subsidiaries with any bank or other financial institution, and (ii) the names of all persons authorized to draw thereon or have access thereto.

          (v)    Delaware Law Section 203.    All necessary approvals have been granted by the Board of Directors of the Company under Section 203 of the Delaware Law so that none of the execution

29

  of the Voting Agreement, the granting of the Irrevocable Proxy or any acquisition of beneficial ownership of Company Common Stock by Buyer, Acquisition or any of Buyer's other affiliates after the execution of this Agreement will limit, delay or impair the consummation of the Merger or any other transaction with the Company or any of its subsidiaries by Buyer, Acquisition or any of Buyer's other affiliates pursuant to Section 203 of the Delaware Law.

          (w)    Stockholder Voting Requirement.    The only stockholder vote necessary to consummate the Merger under the Delaware Law and the Company's Certificate of Incorporation and By-Laws is the affirmative vote of the holders of a majority of the Company Common Stock.

          (x)    Associate Transactions.    Except as set forth in Section 6.01(x) of the Disclosure Schedule, no Associate (i) purchases from or sells or furnishes to the Company or any of its subsidiaries any material goods or services, (ii) owns, leases or licenses any real or material personal property that is used by the Company or any of its subsidiaries, or (iii) is a party to any contract or agreement for joint purchases or sales of any material goods or services with the Company or any of its subsidiaries.

          (y)    Fairness Opinion.    The Board of Directors of the Company has received a written opinion of Robert W. Baird & Co. Incorporated to the effect that, as of the date of this Agreement, the $2.34 per share of Company Common Stock to be received in the Merger by the holders of Company Common Stock is fair to such holders from a financial point of view.

          (z)    Unlawful or Undisclosed Payments.    Neither the Company nor any of its subsidiaries, nor anyone acting on their behalf, has made any material payments or otherwise provided any material benefits, direct or indirect, to any customer, supplier, governmental authority or other person, or any employee or agent thereof, for the purpose of acquiring purchase or sales relationships, licenses, franchises, permits or other governmental authorizations, or for any other purpose, that are unlawful in any material respect.

          (aa)    Books and Records; Internal Controls.    The Company and its subsidiaries maintain a system of internal controls for financial reporting sufficient to provide reasonable assurance (i) that records are maintained in reasonable detail that accurately and fairly reflect the transactions and dispositions of their assets; (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that their receipts and expenditures are being made only in accordance with authorizations of the Company's management and directors; and (iii) regarding prevention or timely detection of any unauthorized acquisition, use or disposition of their assets that could have a material effect on the Company's financial statements.

          (bb)    Marketable Investments.    Section 6.01(bb) of the Disclosure Schedule lists by amount and type each available-for-sale security owned by the Company or its subsidiaries as of a recent date. There are no restrictions of any kind which prevent or restrict the sale of such available-for-sale securities.

          (cc)    Recommendations of Boards of Directors.    The Board of Directors of the Company, by resolution adopted by vote of at least a majority of the Board of Directors of the Company (which resolutions have not been rescinded or amended) at a meeting duly called and held, at which a quorum was present and acting throughout, has (i) determined that this Agreement and the transactions contemplated hereby are advisable, fair to and in the best interests of, the Company and the stockholders of the Company, (ii) approved this Agreement and the transactions contemplated hereby, and any other matters required to be approved or adopted in order to effect the Merger and other transactions contemplated by this Agreement, which approval has not been rescinded or modified, (iii) resolved to recommend approval of this Agreement and the Merger by the stockholders of the Company, and (iv) directed that this Agreement and the Merger be

30

  submitted to the stockholders of the Company for consideration in accordance with the terms of this Agreement.

        6.02    Representations and Warranties of Buyer and Acquisition.    Each of Buyer and Acquisition, jointly and severally, represents and warrants to the Company, and its successors and assigns, as follows:

          (a)    Corporate Organization.    Each of Buyer and Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of Buyer and Acquisition is incorporated in Delaware. Buyer has prior to the date hereof delivered to the Company a certified copy of the respective Certificate of Incorporation and By-Laws of Buyer and Acquisition. Each such copy is complete and correct.

          (b)    Authority.    Each of Buyer and Acquisition has the corporate power to execute this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Buyer and Acquisition have been duly and effectively authorized by the respective Boards of Directors of such corporations, and by Buyer as the sole stockholder of Acquisition, and no further corporate action is necessary on the part of Buyer or Acquisition to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer and Acquisition and, assuming the accuracy of the representations and warranties of the Company set forth in Section 6.01(c) hereof, constitutes a valid and binding agreement of Buyer and Acquisition, enforceable against Buyer and Acquisition in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a court of law or equity). Notwithstanding anything stated herein, the consummation of the Merger is subject to the satisfaction of the conditions set forth in Section 3.01 hereof. Neither the execution and delivery of this Agreement by Buyer and Acquisition, nor the consummation by Buyer or Acquisition of the transactions contemplated hereby, (i) will conflict with or result in a breach of the Certificate of Incorporation or By-Laws, as currently in effect, of Buyer or Acquisition, or (ii) require the consent or approval of, or filing with, any governmental authority having jurisdiction over any of the business or assets of Buyer or Acquisition, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer or Acquisition or any of their properties or assets, or result in a breach of or constitute a default or an event which, with the passage of time or the giving of notice, or both, would constitute a default, or require notice to or the consent of any third party under, any other instrument, contract or agreement to which Buyer or Acquisition is a party or by which any of them or any of the properties or assets of any of them may be bound, except, in the case of clause (ii), (A) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, and (B) where such violations, breaches or defaults, or the failure to obtain, make or give such consents, approvals, filings or notices, would not, individually or in the aggregate, be reasonably likely to impair Buyer's or Acquisition's ability to consummate the Merger or the other transactions contemplated hereby.

          (c)    No Proceedings.    Neither the execution and delivery of this Agreement by Buyer or Acquisition, nor the consummation by Buyer or Acquisition of the transactions contemplated hereby, are being challenged by or are the subject of any pending or, to the knowledge of Buyer or Acquisition, threatened litigation or governmental investigation or proceeding as of the date of this Agreement.

          (d)    Finders; Brokers.    There are no claims for brokerage commissions, finders' fees, investment advisory fees or similar compensation in connection with this Agreement or the transactions contemplated by this Agreement, based on any arrangement, understanding,

31

  commitment or agreement made by or on behalf of Buyer or Acquisition, obligating the Company, Buyer or Acquisition to pay such claim.

          (e)    Financing.    Buyer has sufficient cash available to pay the Merger Consideration for all shares of Company Common Stock.

          (f)    Proxy Statement.    None of the information supplied or to be supplied in writing by Buyer or Acquisition specifically for inclusion in the Proxy Statement will, at the time the Proxy Statement is mailed to the Company's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or will, at the time of the meeting of stockholders to which the Proxy Statement relates or at the Effective Time, as then amended or supplemented, omit to state any material fact necessary to correct any statement which has become false or misleading in any earlier communication with respect to the solicitation of any proxy for such meeting.

ARTICLE VII

MISCELLANEOUS PROVISIONS

        7.01    Directors' and Officers' Indemnification.    (a) From and after the Effective Time, Buyer will, and will cause the Surviving Corporation to, fulfill and honor in all respects the obligations of the Company pursuant to any indemnification, expense advancement and exculpation provisions in favor of the current or former directors or officers of the Company (the "Indemnified Parties") under the Certificate of Incorporation or Bylaws of the Company and any agreement between an Indemnified Party and the Company or a subsidiary of the Company as in effect as of the date hereof that is listed in Section 7.01(a) of the Disclosure Schedule.

          (b)   For a period of three (3) years following the expiration or termination of the current policy of directors' and officers' liability insurance maintained by the Company, Buyer will cause the Surviving Corporation to maintain in effect policies equivalent to the current policies of directors' and officers' liability insurance maintained by the Company covering those persons who are currently covered by such policies; provided, however, that the Surviving Corporation will not be required to pay more than an aggregate of $325,000 in total premiums (the "Premium Cap") on such insurance policies and provided, further, that notwithstanding the foregoing, in the event such coverage is no longer available (or is only available for an amount in excess of the Premium Cap) Buyer shall nevertheless be obligated to provide such coverage as may be obtained for the Premium Cap.

          (c)   This Section 7.01 is intended to be for the benefit of, and shall be enforceable by the Indemnified Parties and their heirs and personal representatives and shall be binding on Buyer and the Surviving Corporation and its successors and assigns. In the event Buyer or the Surviving Corporation or its successor or assign (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person or entity, then, and in each case, proper provision shall be made so that the successor and assign of Buyer or the Surviving Corporation, as the case may be, honor the obligations set forth with respect to Buyer or the Surviving Corporation, as the case may be, in this Section 7.01.

        7.02    Termination of Representations, Warranties, Obligations, Covenants and Agreements.    The respective representations, warranties, obligations, covenants and agreements of the parties hereto, except for the obligations of Buyer and Acquisition pursuant to Sections 1.06, 1.07 and 1.09 hereof, and the obligations pursuant to Section 7.01 hereof, shall not survive the effectiveness of the Merger and shall terminate and be of no further force or effect at the Effective Time.

32

        7.03    Amendment and Modification.    To the extent permitted by applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the Company, Buyer and Acquisition at any time prior to the Effective Time with respect to any of the terms contained herein, except that, after the meeting of stockholders contemplated by Section 2.02(a) hereof, the price per share to be paid pursuant to this Agreement to the holders of Company Common Stock shall in no event be decreased and the form of consideration to be received by the holders of Company Common Stock in the Merger shall in no event be altered without the approval of such holders.

        7.04    Waiver of Compliance; Consents.    Any failure of Buyer or Acquisition, on the one hand, or the Company, on the other hand, to comply with any obligation, covenant, agreement or condition herein (except the conditions in Sections 3.01(b)and 3.02(b) of this Agreement) may be waived in writing by the Company or by Buyer, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 7.04.

        7.05    Termination Fee.

          (a)   Except as otherwise provided below in this Section 7.05, all fees and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated.

          (b)   If this Agreement is terminated pursuant to Section 5.01(e) or 5.01(f)(i) hereof, then the Company shall, prior to or simultaneously with such termination, pay Buyer a fee in immediately available funds of $1,000,000 (a "Termination Fee").

          (c)   If (i) this Agreement is terminated by the Company or Buyer pursuant to Section 5.01(b) hereof or Section 5.01(c)(ii) hereof or by Buyer pursuant to Section 5.01(c)(i) hereof (provided in the case of a termination pursuant to Section 5.01(c)(i) that such termination is as a result of a material breach by the Company of any representations, warranties or covenants contained in this Agreement or the failure of the condition set forth in Section 3.01(f) of this Agreement to be satisfied), and (ii) an Acquisition Proposal has been made or publicly announced prior to such termination and (iii) within nine months after such termination the Company or any of its subsidiaries enters into a definitive agreement for, or consummates an Acquisition Proposal (whether or not involving such person or group), then the Company shall on the next business day following the Company or any of its subsidiaries entering into such definitive agreement for or consummating (as the case may be) such Acquisition Proposal, pay to Buyer the Termination Fee. In no event shall more than one Termination Fee be payable under this Section 7.05.

        7.06    Additional Agreements.    In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each corporation which is a party to this Agreement shall take all such necessary action.

        7.07    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, effective when delivered, or by express courier service, effective one business day after delivery to such courier, or by registered or certified mail (postage prepaid and return receipt requested), effective when received or three business days after the mailing, whichever occurs first, or by telecopy, effective when transmitted and a confirmation is received, provided the same is on a business day, and, if not, on the next business day, to the parties at the following

33

addresses (or at such other address for a party or to such other person's attention as shall be specified by like notice):

  (a)
  If to Buyer or Acquisition, to it c/o:

    Fair Isaac Corporation
    901 Marquette Avenue
    Suite 3200
    Minneapolis, Minnesota 55402
    Attention: General Counsel
    Fax No.: (612) 758-5201

  with a copy to:

    Faegre & Benson LLP
    2200 Wells Fargo Center
    90 South Seventh Street
    Minneapolis, Minnesota 55402
    Attention: Steven C. Kennedy
    Fax No.: (612) 766-1600

  (b)
  If to the Company, to it at:

    Braun Consulting, Inc.
    20 West Kinzie Street
    Suite 1500
    Chicago, Illinois 60610
    Attention: Gregory A. Ostendorf
    Fax No.: (312) 984-7375

  with a copy to:

    Locke Liddell & Sapp LLP
    3400 JPMorgan Chase Tower
    600 Travis Street
    Houston, Texas 77002
    Attention: David F. Taylor
    Fax No.: (713) 223-3717

        7.08    Assignment.    This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties (except that Acquisition may assign to any other direct or indirect wholly-owned subsidiary of Buyer any and all rights and obligations of Acquisition under this Agreement, provided that any such assignment will not relieve Buyer or Acquisition from any of its obligations under this Agreement), and, except as expressly set forth in Article I hereof, or in Section 7.01 hereof with respect to Indemnified Parties, this Agreement is not intended to confer upon any person except the parties hereto any rights or remedies hereunder.

        7.09    Interpretation.    As used in this Agreement, unless otherwise expressly defined herein, (a) the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an incorporated organization and a government or any department or agency thereof; (b) the term "affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act; (c) the term "subsidiary" of any specified person shall mean any corporation or other entity of which the outstanding securities having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions

34

are directly or indirectly owned by such specified person; (d) the term "wholly-owned subsidiary" of any specified person shall mean any subsidiary of such specified person all of the outstanding capital stock or other equity securities of which are directly or indirectly owned by such specified person; (e) the term "business day" shall mean any day other than a Saturday, Sunday or a day which is a statutory holiday under the laws of the United States; and (f) the term "knowledge" or any similar term shall mean the actual knowledge, after due inquiry, of any one or more of the persons listed in Section 7.09 of the Disclosure Schedule.

        7.10    Governing Law; Jurisdiction.    This Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of laws rules. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transaction contemplated by this Agreement in any court other than a federal or state court sitting in the State of Delaware. Each party hereto waives any right to a trial by jury in connection with any such action, suit or proceeding.

        7.11    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.12    Headings.    The article and section headings and table of contents contained in this Agreement are solely for the purpose of reference, and are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

        7.13    Severability.    If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties. Prior to the termination of this Agreement in accordance with its terms, the absence of a vote, approval or adoption by the stockholders of the Company will not render invalid or inoperative any provision hereof not specifically required to be contained in the plan of merger to be approved by such stockholders pursuant to the applicable provisions of the Delaware Law.

        7.14    Enforcement.    The parties hereto agree that legal damages would be inadequate and that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (without the posting of any bond or security), such remedy being in addition to any other remedy to which any party is entitled at law or in equity.

        7.15    Entire Agreement.    This Agreement, including the exhibits hereto and the documents and instruments referred to herein, together with the Confidentiality Agreement, embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or in the Confidentiality Agreement, in respect of such subject matter. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter, except for the Confidentiality Agreement.

[signature page follows]

35

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized officers on the date first above written.

BRAUN CONSULTING, INC.
By	/s/ STEVEN J. BRAUN
	Its	President and Chief Executive Officer
(the Company)
FAIR ISAAC CORPORATION
By	/s/ THOMAS G. GRUDNOWSKI
	Its	CEO
(Buyer)
HSR ACQUISITION, INC.
By	/s/ THOMAS G. GRUDNOWSKI
	Its	CEO
(Acquisition)

[signature page to Agreement and Plan of Merger]

36

Exhibit B

September 15, 2004

Board of Directors
Braun Consulting, Inc.
20 West Kinzie
Chicago, IL 60610

Members of the Board of Directors:

        Braun Consulting, Inc. (the "Company") proposes to enter into an Agreement and Plan of Merger (the "Agreement") with Fair Isaac Corporation (the "Buyer") and Acquisition Subsidiary, Inc., a wholly owned subsidiary of Buyer ("Acquisition"). Pursuant to the Agreement, at the Effective Time (as defined in the Agreement), Acquisition shall be merged with and into the Company (the "Merger"), the separate corporate existence of Acquisition shall thereupon cease, and the Company shall be the surviving corporation in the Merger. Each share of common stock of the Company, par value $.0001 (the "Company Common Stock"), issued and outstanding immediately prior to the Effective Time, (other than Dissenting Shares (as defined in the Agreement) and shares of Company Common Stock held of record by Buyer or Acquisition or any other direct or indirect subsidiary of Buyer or the Company immediately prior to the Effective Time) shall be converted into and represent the right to receive $2.34 in cash (the "Merger Consideration"), prorated for fractional shares, if any.

        In connection with your consideration of the Merger, you have requested our opinion as to the fairness, from a financial point of view, to the holders of the Company's common stock (other than the Buyer and its affiliates) of the Merger Consideration to be received by the holders of the Company's common stock (other than the Buyer and its affiliates) in the Merger.

        As part of our investment banking business, we are engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

        In conducting our investigation and analyses and in arriving at our opinion herein, we have reviewed such information and have taken into account such financial and economic factors, investment banking procedures and considerations as we have deemed relevant under the circumstances. In that connection, we have, among other things: (i) reviewed certain internal information, primarily financial in nature, including financial forecasts provided by the Company's senior management (the "Forecasts"), concerning the business and operations of the Company furnished to us for purposes of our analysis; (ii) reviewed publicly available information including, but not limited, to the Company's recent filings with the Securities and Exchange Commission and equity analyst research reports covering the Company prepared by our firm; (iii) reviewed the draft Agreement dated September 14, 2004 and in the form presented to the Company's Board of Directors; (iv) compared the financial position and operating results of the Company with those of other publicly traded companies we deemed relevant and considered the market trading multiples of such companies; (v) compared the historical market prices and trading activity of the Company's common stock with those of other publicly traded companies we deemed relevant; (vi) compared the proposed financial terms of the Merger with the financial terms of other business combinations we deemed relevant; and (vii) considered the present values of the forecasted cash flows of the Company. We have held discussions with members of the Company's senior management concerning the Company's historical and current financial condition and operating results, as well as the future prospects of the Company. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. We have also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant for the preparation of this opinion.

        In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information that was publicly available or provided to us by or on behalf of the Company. We have not been engaged to independently verify, and have not assumed any responsibility to verify, any such information, and we have assumed that the Company is not aware of any information prepared by it or its advisors that might be material to our opinion that has not been provided to us. We have assumed that: (i) all material assets and liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the Company's financial statements; (ii) the financial statements of the Company provided to us present fairly the results of operations, cash flows and financial condition of the Company for the periods indicated and were prepared in conformity with U.S. generally accepted accounting principles consistently applied; (iii) the Forecasts for the Company were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the Company's senior management as to the future performance of the Company and we have relied upon such Forecasts in the preparation of this opinion; (iv) in all respects material to our analysis, the Merger will be consummated in accordance with the terms and conditions of the draft Agreement without any amendment thereto and without waiver by any party of any of the conditions to their respective obligations thereunder; (v) in all respects material to our analysis, the representations and warranties contained in the draft Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under such Agreement; and (vi) all material corporate, governmental, regulatory or other consents and approvals required to consummate the Merger have been or will be obtained. We have relied as to all legal matters regarding the Merger on the advice of counsel of the Company. In conducting our review, we have not undertaken nor obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company nor have we made a physical inspection of the properties or facilities of the Company. In each case, we have made the assumptions above with your consent.

        Our opinion necessarily is based upon economic, monetary and market conditions as they exist and can be evaluated on the date hereof, and our opinion does not predict or take into account any changes which may occur, or information which may become available, after the date hereof.

        Our opinion has been prepared at the request and for the information of the Board of Directors of the Company, and may not be relied upon, used for any other purpose or disclosed to any other party without our prior written consent; provided, however, that this letter may be reproduced in full in the Proxy Statement to be provided to the Company's stockholders in connection with the Merger. This opinion does not address the relative merits of: (i) the Merger, the draft Agreement or any other agreements or other matters provided for or contemplated by the draft Agreement; (ii) any other transactions that may be or might have been available as an alternative to the Merger; or (iii) the Merger compared to any other potential alternative transactions or business strategies considered by the Company's Board of Directors and, accordingly, we have relied upon our discussions with the senior management of the Company with respect to the availability and consequences of any alternatives to the Merger. This opinion does not constitute a recommendation to any stockholder of the Company as to how any such stockholder should vote with respect to the Merger.

        We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Merger. We will also receive a fee for rendering this opinion. In addition, the Company has agreed to indemnify us against certain liabilities that may arise out of our engagement. We are a full service securities firm. As such, in the ordinary course of our business, we may from time to time trade the securities of the Company and the Buyer for our own account or the accounts of our customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities. Our firm has in the past prepared equity analyst research reports regarding the Company and the Buyer and may, from time to time, continue to do so in the future.

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        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by the holders of the Company's common stock (other than the Buyer and its affiliates) is fair, from a financial point of view, to the holders of the Company's common stock (other than the Buyer and its affiliates).

Very truly yours,

ROBERT W. BAIRD & CO. INCORPORATED

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Exhibit C

Section 262 of the Delaware General Corporation Law

§ 262. Appraisal rights.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

          a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

          b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

          c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

          d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Exhibit D

VOTING AGREEMENT

        This Voting Agreement is dated as of September 20, 2004, by and between Fair Isaac Corporation, a Delaware corporation (the "Buyer"), and Steven J. Braun, an Indiana resident (the "Stockholder") and stockholder of Braun Consulting, Inc., a Delaware corporation (the "Company").

RECITALS

        The Company, Buyer, and HSR Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Buyer ("Acquisition"), are entering into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), pursuant to which Acquisition shall merge (the "Merger") with and into the Company and the existing stockholders of the Company shall receive cash in exchange for their shares of common stock of the Company.

        The obligations of the Company, Buyer and Acquisition to effect the Merger pursuant to the Merger Agreement are subject to fulfillment of a condition precedent requiring approval of the stockholders of the Company by the vote required by the Delaware Law and the Company's Certificate of Incorporation and By-laws.

        The execution and delivery of this Agreement is also a condition precedent to the Buyer entering into the Merger Agreement.

AGREEMENT

        Now, therefore, the parties hereby agree as follows:

        1.    Voting; Proxy.

          (a)   During the term of this Agreement, at each meeting of the Company's stockholders convened to consider and vote upon the Merger, the Stockholder agrees to vote (to the extent not voted by the person or persons appointed under the proxy granted under Section 1(b)) all shares of Company Common Stock owned of record by him at the record date for the vote (including, except for any shares for which the Stockholder's sole voting power results from his having been named as proxy pursuant to the proxy solicitation conducted by the Company in connection with the meeting, any shares of Company Common Stock over which the Stockholder has voting power, by contract or otherwise) in favor of the Merger.

          (b)   The Stockholder acknowledges that he has executed and delivered to the Buyer an irrevocable proxy in the form of Annex A hereto.

        2.    No Transfer.    During the term of this Agreement, the Stockholder agrees that he shall not sell, pledge, assign, or otherwise transfer, or authorize, propose, or agree to the sale, pledge, assignment, or other transfer of, any of his shares of Company Common Stock; provided, however, that Stockholder may transfer his shares of Company Common Stock to any affiliate of Stockholder so long as such person shall have (i) executed a counterpart to this Agreement, and (ii) agreed in writing to hold such Company Common Stock subject to the terms and provisions of this Agreement to the same extent as the Stockholder.

        3.    Representations and Warranties.    The Stockholder represents and warrants to the Buyer with respect to himself as follows:

          (a)    Authority.    He has the requisite power and authority to enter into this Agreement, to perform his obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by him and constitutes his valid and binding obligation, enforceable against him in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

          (b)    Title; Authority to Vote Shares.    He owns of record and has voting power over 8,265,287 shares of Company Common Stock; and such shares are held by him free and clear of all liens, charges, pledges, restrictions, and encumbrances that would prevent him from performing his obligations hereunder.

          (c)    Noncontravention.    Neither his execution and delivery of this Agreement, nor his consummation of any of the transactions contemplated hereby, nor his compliance with any of the provisions hereof will violate, conflict with, or result in a breach of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien upon, any of his properties or assets under any agreement or instrument to which he is a party or any statute, rule, regulation, judgment, order, decree, or other legal requirement applicable to him.

          (d)    Litigation.    (i) There is no claim, action, proceeding, or investigation pending or, to his knowledge, threatened against or relating to him before any court or governmental or regulatory authority or body, and (ii) he is not subject to any outstanding order, writ, injunction, or decree, that, in the case of clause (i) or (ii), if determined adversely, would prohibit him from performing his obligations hereunder.

        4.    Termination.    This Agreement shall terminate automatically and without further action on behalf of any party at the earlier of (a) the Effective Time or (b) the date and time the Merger Agreement is terminated pursuant to its terms, including without limitation, pursuant to Section 5.01(e) thereof. In the event of a termination of this Agreement pursuant to this Section 4, this Agreement shall forthwith become void and of no further force or effect, and there shall be no liability or obligation in respect to this Agreement on the part of any party or any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall release any party from any liability for any breach of this Agreement prior to termination. If this Agreement is terminated, the proxy of the Stockholder delivered under Section 1(b) hereof shall also immediately terminate and be of no further force or effect, and the Buyer shall promptly return the proxy to the Stockholder.

        5.    Director Matters Excluded.    The Buyer acknowledges and agrees that no provision of this Agreement shall limit or otherwise restrict Stockholder with respect to any act or omission that he may undertake or authorize in his capacity as a member of Company's Board of Directors, including, without limitation, any vote that the Stockholder may make as a director of the Company with respect to any matter presented to the Company's Board of Directors.

        6.    Miscellaneous.

          (a)    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, effective when delivered, or if delivered by express delivery service, effective when delivered, or if mailed by registered or certified mail (return receipt requested), effective three business days after mailing, or if delivered by telecopy, effective when telecopied with confirmation of receipt, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

    If to the Stockholder to:

    Steven J. Braun
    c/o Braun Consulting, Inc.
    20 West Kinzie Street

2

    Suite 1500
    Chicago, Illinois 60610
    Fax No.: (312) 984-7375

    with a copy to:

    Locke Liddell & Sapp LLP
    3400 JPMorgan Chase Tower
    600 Travis Street
    Houston, Texas 77002
    Attention: David F. Taylor
    Fax No.: (713) 223-3717

    If to the Buyer to:

    Fair Isaac Corporation
    901 Marquette Ave.
    Suite 3200
    Minneapolis, Minnesota 55402
    Attention: General Counsel
    Fax No.: (612) 758-5201

    with a copy to:

    Faegre & Benson LLP
    2200 Wells Fargo Center
    90 South Seventh Street
    Minneapolis, Minnesota 55402
    Attention: Steven C. Kennedy
    Fax No.: (612) 766-1600

          (b)    Interpretation.    The headings contained in this Agreement are for reference purposes only and do not affect the interpretation of this Agreement.

          (c)    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered the same agreement.

          (d)    Entire Agreement.    This Agreement (including the documents and instruments referred to herein, and the Merger Agreement), constitutes the entire agreement and supersedes all prior and contemporaneous agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          (e)    Severability.    The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.

          (f)    Governing Law.    This Agreement shall be governed by Delaware law, without regard to the principles of conflicts of law.

          (g)    Assignment.    Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any party, whether by operation of law or otherwise, without the express written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective

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  successors, heirs, legal representatives, and permitted assigns. The representations, agreements, and obligations of the Stockholder contained herein shall survive the death or incapacity of the Stockholder and shall be binding upon his heirs, personal representatives, successors, and assigns.

          (h)    Remedies.    In addition to all other remedies available, the parties agree that, in the event of a breach by a party of any of its obligations hereunder, the non-breaching party shall be entitled to specific performance or injunctive relief.

          (i)    Defined Terms.    All capitalized terms used but not defined herein have the meanings given them in the Merger Agreement.

[signature page follows]

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        IN WITNESS WHEREOF, each of the parties have signed this Agreement as of the date first written above.

FAIR ISAAC CORPORATION
By	/s/ THOMAS G. GRUDNOWSKI
	Its	CEO
(Buyer)
/s/ STEVEN J. BRAUN Steven J. Braun
(Stockholder)

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ANNEX A

IRREVOCABLE PROXY

        The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints each of Charles M. Osborne and Andrea M. Fike the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination (defined below), all shares of common stock of Braun Consulting, Inc., a Delaware corporation (the "Company"), or other shares of capital stock of the Company entitled to vote on the business to be transacted, (1) registered in the name of the undersigned at the record date for such vote, or (2) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the "Shares"), at any meeting of the stockholders of the Company, and at all adjournments thereof, and pursuant to any consent of the stockholders in lieu of a meeting or otherwise, in favor of the Merger (defined below) pursuant to the Agreement (defined below).

        This Proxy is given only with respect to the approval of the merger (the "Merger") of the Company and HSR Acquisition, Inc., a Delaware corporation ("Acquisition") and wholly-owned subsidiary of Fair Isaac Corporation, a Delaware corporation ("Buyer") contemplated by the Agreement and Plan of Merger among the Company, Buyer and Acquisition, dated as of September 20, 2004 (the "Agreement"). The undersigned may vote the Shares on all other matters. This Proxy is given to induce Buyer and Acquisition to enter into the Agreement, is coupled with an interest, and is irrevocable; provided, however, that this Proxy shall terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, by and between Buyer and the undersigned (the "Termination").

        Notwithstanding clause (2) of the first paragraph above, this Proxy shall not include any shares of capital stock of the Company that are not subject to clause (1) of the first paragraph above for which the undersigned's only voting power results from the undersigned having been named as proxy pursuant to the proxy solicitation conducted by the Company's Board of Directors in connection with a special or annual meeting of the stockholders of the Buyer and over which the undersigned does not otherwise have voting power with respect thereto.

        The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 20th day of September, 2004.

/s/ STEVEN J. BRAUN Steven J. Braun

PROXY

THE COMMON STOCK

BRAUN CONSULTING, INC.
20 W. Kinzie Street, Suite 1500
Chicago, Illinois 60610

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned stockholder of Braun Consulting, Inc. (the "Company") hereby appoints Steven J. Braun, Thomas A. Schuler and Gregory A. Ostendorf, or any of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, and hereby authorizes him or them to represent and to vote, as designated below, in respect of the undersigned's shares of the common stock of the Company at the Special Meeting of Stockholders to be held at the Conference Center 20 W. Kinzie Street, Floor 11, Chicago, Illinois 60610, at 8:30 a.m., Central time, on    •    , 2004, and at any or all adjournments thereof, the number of shares the undersigned would be entitled to vote if personally present.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side.)

FOLD AND DETACH HERE

BRAUN CONSULTING, INC.

PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY [X].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL SET FORTH BELOW

1.	PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF SEPTEMBER 20, 2004, AMONG THE COMPANY, FAIR ISAAC CORPORATION AND HSR ACQUISITION, INC. AND TO APPROVE THE MERGER CONTEMPLATED BY THAT AGREEMENT.
	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
2.	IN THE DISCRETION OF THE PROXIES, TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.
	GRANT AUTHORITY	AUTHORITY WITHHELD

This Proxy, when properly executed, will be voted as directed, but if no instructions are specified, this Proxy will be voted for the proposal set forth above. If any other business is presented at the Special Meeting, this Proxy will be voted by those named in this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. All prior proxies are hereby revoked.

Dated:	, 2004
Signature
Signature if held jointly

Please sign exactly as your name appears above. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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TABLE OF CONTENTS
QUESTIONS AND ANSWERS
SUMMARY
MARKET PRICE AND DIVIDEND DATA
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
SPECIAL MEETING OF THE STOCKHOLDERS OF BRAUN CONSULTING, INC.
DESCRIPTION OF THE MERGER AND THE MERGER AGREEMENT
THE MERGER
THE MERGER AGREEMENT
BUSINESS OF THE COMPANY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS
WHERE YOU CAN FIND MORE INFORMATION
TABLE OF CONTENTS
Section 262 of the Delaware General Corporation Law